--------------------------------------------------------------------------------

Scudder Variable Series II


o Scudder Aggressive Growth Portfolio                           o  Scudder Total Return Portfolio

o Scudder Blue Chip Portfolio                                   o  SVS Davis Venture Value Portfolio

o Scudder Contrarian Value Portfolio                            o  SVS Dreman Financial Services Portfolio

o Scudder Global Blue Chip Portfolio                            o  SVS Dreman High Return Equity Portfolio

o Scudder Government Securities Portfolio                       o  SVS Dreman Small Cap Value Portfolio

o Scudder Growth Portfolio                                      o  SVS Eagle Focused Large Cap Growth Portfolio

o Scudder High Yield Portfolio                                  o  SVS Focus Value+Growth Portfolio

o Scudder International Select Equity Portfolio                 o  SVS Index 500 Portfolio

o Scudder Investment Grade Bond Portfolio                       o  SVS INVESCO Dynamic Growth Portfolio

o Scudder Money Market Portfolio                                o  SVS Janus Growth And Income Portfolio

o Scudder New Europe Portfolio                                  o  SVS Janus Growth Opportunities Portfolio

o Scudder Small Cap Growth Portfolio                            o  SVS MFS Strategic Value Portfolio

o Scudder Strategic Income Portfolio                            o  SVS Oak Strategic Equity Portfolio

o Scudder Technology Growth Portfolio                           o  SVS Turner Mid Cap Growth Portfolio





Prospectus


May 1, 2002


Class A Shares






This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents



                                                                                         Your Investment in the
How the Portfolios Work                                                                  Portfolios

  3   Scudder Aggressive Growth               55   SVS Dreman Financial Services          94   Buying and Selling Shares
      Portfolio                                    Portfolio
                                                                                          94   How the Portfolios Calculate
  6   Scudder Blue Chip Portfolio             58   SVS Dreman High Return                      Share Price
                                                   Equity Portfolio
  9   Scudder Contrarian Value                                                            95   Distributions
      Portfolio                               61   SVS Dreman Small Cap Value
                                                   Portfolio                              95   Taxes
 12   Scudder Global Blue Chip
      Portfolio                               64   SVS Eagle Focused Large Cap
                                                   Growth Portfolio
 16   Scudder Government
      Securities Portfolio                    67   SVS Focus Value+Growth
                                                   Portfolio
 20   Scudder Growth Portfolio
                                              70   SVS Index 500 Portfolio
 23   Scudder High Yield Portfolio
                                              73   SVS INVESCO Dynamic
 26   Scudder International Select                 Growth Portfolio
      Equity Portfolio
                                              75   SVS Janus Growth And Income
 29   Scudder Investment Grade                     Portfolio
      Bond Portfolio
                                              78   SVS Janus Growth
 33   Scudder Money Market                         Opportunities Portfolio
      Portfolio
                                              81   SVS MFS Strategic Value
 36   Scudder New Europe Portfolio                 Portfolio

 40   Scudder Small Cap Growth                83   SVS Oak Strategic Equity
      Portfolio                                    Portfolio

 43   Scudder Strategic Income                85   SVS Turner Mid Cap Growth
      Portfolio                                    Portfolio

 46   Scudder Technology Growth               87   Other Policies and Risks
      Portfolio
                                              88   Investment Advisor
 49   Scudder Total Return Portfolio
                                              91   Portfolio Subadvisors
 53   SVS Davis Venture Value
      Portfolio

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Aggressive Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation through the use of aggressive investment techniques.

The portfolio normally invests at least 65% of total assets in equities -- mainly common stocks -- of U.S. companies. Although the portfolio can invest in stocks of any size and market sector, it may invest in initial public offerings
(IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the portfolio's stock selection methods may at times cause it to invest more than 25% of total assets in a single sector. A sector is made up of numerous industries.

In choosing stocks, the portfolio managers look for individual companies in growing industries that have innovative products and services, competitive positions, repeat customers, effective management, control over costs and prices and strong balance sheets and earnings growth.

To a limited extent, the managers may seek to take advantage of short-term trading opportunities that result from market volatility. For example, the managers may increase positions in favored companies when prices decline and may sell fully valued companies when prices rise.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated, other investments offer better opportunities or to adjust its emphasis in a given industry.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform. When growth stock prices fall, you should expect the value of your investment to fall as well. The fact that the portfolio may focus on one or more sectors increases this risk, because factors affecting those sectors could affect portfolio performance.

Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given stock than a diversified portfolio, factors affecting that stock could affect portfolio performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Stocks of small companies (including most that issue IPOs) can be highly volatile because their prices often depend on future expectations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be appropriate for long-term investors who can accept an above-average level of risk to their investment in exchange for potentially higher performance.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year-- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:


        -4.96      -21.76
-----------------------------
         2000       2001
-----------------------------

For the periods included in the bar chart:

Best Quarter: 23.43%, Q4 2001                   Worst Quarter: -25.94%, Q3 2001

2002 Total Return as of March 31: -5.03%


Average Annual Total Returns (%) as of 12/31/2001

                               1 Year                   Since 5/1/99
                                                        Life of Class
-----------------------------------------------------------------------------
Portfolio -- Class A           -21.76                        1.49
Index 1                        -11.87                      -4.31*
Index 2                        -11.46                      -3.21*
-----------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 3000 Index, an unmanaged index composed of the largest-capitalized U.S.-domiciled companies whose stocks trade in the U.S.

*    Since 4/30/1999

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Sewall Hodges                                Peter Chin                                  Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche Asset    CFA, Managing Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the            Management and Co-Manager of the
  portfolio.                                   portfolio.                                  portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in       o Joined Deutsche Asset Management in
     1995 and the portfolio in 1999.              1973 and the portfolio in 2002.             1988 and the portfolio in 2002.
   o Over 24 years of investment industry       o Over 33 years of investment industry      o Over 36 years of investment industry
     experience.                                  experience.                                 experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate         o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                         University of Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Aggressive Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                                   2001     2000^a    1999^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                        $13.20    $13.99   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                                               .06       .18      .06
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                         (2.92)     (.87)    3.93
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                           (2.86)     (.69)    3.99
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                       (.12)       --       --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                                 --      (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                         (.12)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $10.22    $13.20   $13.99
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                            (21.76)    (4.96)   39.89d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                          71        66       12
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                .86       .95     2.66*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                 .86       .94      .50*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                      .58      1.22      .80*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                     42       103       90*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Scudder Blue Chip Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large U.S. companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.2 billion) and that the portfolio managers believe are "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividend history, easy access to credit, solid positions in their industries and strong management. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for attractive "blue chip" companies whose stock price is attractive relative to potential growth. The managers look for factors that could signal future growth, such as new management, products or business strategies.

The managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:


       13.84      25.24      -7.84      -15.81
--------------------------------------------------
       1998        1999       2000       2001
--------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.26%, Q4 1998                   Worst Quarter: -17.43%, Q3 2001

2002 Total Return as of March 31: 1.24%

Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/1/97
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                   -15.81                       4.61

Index 1                                -11.87                       9.51*

Index 2                                -12.45                       9.68*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 1000 Index, an unmanaged capitalization-weighted price-only index that includes the 1000 largest capitalized U.S. companies whose common stocks are traded in the United States.

*    Since 4/30/1997

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Joshua Feuerman                                       Michael Patchen
  CFA, Managing Director of Deutsche Asset              Assistant Vice President of Deutsche Asset
  Management and Co-Manager of the portfolio.           Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1999 and        o Joined Deutsche Asset Management in 2000,
     the portfolio in 2002.                                with 4 years of experience including global
   o Head of Global Quantitative Equity: New York.         strategies associate at AQR Capital
   o 10 years of experience at State Street Global         Management and asset allocation analyst at
     Advisors where he served as head of                   Goldman Sachs Asset Management.
     international strategies, including emerging        o Portfolio manager of international
     and developed markets, and earlier in product         quantitative strategies: New York.
     engineering and international equity research.      o Joined the portfolio in 2002.
   o MBA, University of Chicago.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Blue Chip Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2001     2000^a    1999^a     1998^a    1997^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.41   $15.69   $12.60    $11.15   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .05^c    .07c     .09^c     .10      .17
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (2.33)   (1.29)    3.08      1.45      .98
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (2.28)   (1.22)    3.17      1.55     1.15
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.06)    (.06)    (.08)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.06)    (.06)    (.08)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.07   $14.41   $15.69    $12.60   $11.15
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (15.81)   (7.84)   25.24     13.84    11.54**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        240      228      185        78        5
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .69      .71      .71       .76      .95*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .69      .71      .70       .76      .95*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .42      .44      .67      1.18     2.07*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   118       86       64       102       78*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   For the period May 1, 1997 (commencement of operations) to December 31,
     1997.

^c   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Contrarian Value Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2001, the Russell 1000 Value Index had a median market capitalization of $3.6 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

     30.38       19.26      -10.21     16.13       1.87
------------------------------------------------------------
      1997       1998        1999       2000       2001
------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 15.90%, Q4 2000                   Worst Quarter: -13.74%, Q3 1999
2002 Total Return as of March 31: 4.76%


Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/1/96
                              1 Year          5 Years           Life of Class
------------------------------------------------------------------------------
Portfolio -- Class A           1.87            10.56              12.39
Index 1                      -11.87            10.70              12.12*
Index 2                       -5.59            11.13              12.45*
------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2 Russell 1000 Value Index, which consists of those stocks in the Russell 1000 Index that have a less-than-average growth orientation.

*    Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Thomas Sassi                                          Frederick L. Gaskin
  Managing Director of Deutsche Asset Management.       Senior Vice President of Deutsche Asset
   o Joined Deutsche Asset Management in 1990 and       Management.
     the portfolio in 1997.                              o Joined Deutsche Asset Management in 1989 and
   o Over 31 years of investment industry experience.      the portfolio in 1997.
   o MBA, Hofstra University.                            o Over 16 years of investment industry
                                                           experience.
                                                         o MBA, Babcock Graduate School of Management at
                                                           Wake Forest University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Contrarian Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2001     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.40    $14.70   $17.57    $15.18   $11.74
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .23^b     .30^b   .37^b      .26      .31
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .01      1.40   (1.94)      2.63     3.23
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .24      1.70   (1.57)      2.89     3.54
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.24)     (.40)   (.30)      (.10)    (.10)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --     (2.60)  (1.00)      (.40)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.24)    (3.00)  (1.30)      (.50)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $13.40    $13.40  $14.70     $17.57   $15.18
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             1.87     16.13  (10.21)     19.26    30.38
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        257       219     237        264      162
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .79       .80     .81        .78      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .79       .80     .80        .78      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.75      2.55    2.14       2.02     2.38
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    72        56      88         57       46
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder Global Blue Chip Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio managers believe are "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management. Although the portfolio may invest in any country, it primarily focuses on countries with developed economies (including the U.S.).

In choosing stocks, the portfolio managers look for those blue-chip companies that appear likely to benefit from global economic trends or have promising new technologies or products.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio normally will sell a stock when the managers believe it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. While the portfolio invests mainly in developed countries, it may invest up to 15% of total assets in emerging market debt or equity securities (of which 5% of total assets may be junk bonds, i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

If you are interested in large-cap stocks and want to look beyond U.S. markets, this portfolio may be appropriate for you.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:
                 26.70      -3.36      -15.48
-------------------------------------------------
                  1999       2000       2001
-------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.36%, Q4 1999                   Worst Quarter: -11.59%, Q3 2001

2002 Total Return as of March 31: 0.91%

Average Annual Total Returns (%) as of 12/31/2001

                                                                  Since 5/5/98
                                       1 Year                    Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                  -15.48                        0.36

Index 1                                -11.87                       2.20*

Index 2                                -16.82                      -0.77*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: MSCI World Index, an unmanaged index generally accepted as a benchmark for world equity markets.**

*    Since 4/30/1998

** The portfolio seeks long-term capital growth by investing in securities of companies throughout the world. In light of this, the portfolio's investment advisor believes that it is more appropriate to measure the portfolio's performance against the MSCI World Index than against the S&P 500 Index.

In the bar chart, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

William Holzer                                    Peter Crays
  Managing Director of Deutsche Asset             Senior Associate of Deutsche Asset
  Management and Co-Manager of the portfolio.     Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1980      o Joined Deutsche Asset Management in 1999
     and the portfolio in 1998.                      and the portfolio in 2002.
   o Over 24 years of experience in global         o Vice president/research manager for the
     investing.                                      Americas, IBES International, Inc. from
   o MBA, New York University.                       1994 to 1999.
                                                   o MBA, Fordham University.
  Steve Wreford
  Vice President of Deutsche Asset Management     Nick Bratt
  and Co-Manager of the portfolio.                Managing Director of Deutsche Asset
   o Joined Deutsche Asset Management in 2001     Management  and Co-Manager of the portfolio.
     and the portfolio in 2002.                    o Joined Deutsche Asset Management in 1976
   o Responsible for European                        and since that time has over 26 years of
     Telecommunications Research.                    experience in international investing.
   o Prior to that, served as equity analyst       o Joined the portfolio in 1998.
     responsible for European
     telecommunication research, after five
     years of experience as a
     telecommunication and technology equity
     analyst for CCF International; CCF
     Charterhouse, London and as a management
     consultant for KPMG, U.K.
   o Chartered Accountant (U.S. CPA
     equivalent).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Global Blue Chip Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                             2001    2000^a     1999^a    1998^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $11.81   $12.37    $ 9.79   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                                .08^c    .03^c     .04^c    .03
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                 (1.90)    (.44)     2.57     (.24)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                   (1.82)    (.41)     2.61     (.21)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                 --       --      (.03)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                       (.35)    (.15)       --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                 (.35)    (.15)     (.03)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $ 9.64   $11.81    $12.37   $ 9.79
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                    (15.48)   (3.36)^d  26.70^d  (2.10)^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                  44       33        17        4
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                       1.24     1.78      3.47    12.32*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                        1.24     1.50      1.56     1.56*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                              .76      .28       .39      .91*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                             52       54        65       67*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

^c   Based on average shares outstanding during the period.

^d   Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Scudder Government Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o    direct obligations of the U.S. Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers or other matters

o    derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    5.92        6.48      -2.74       18.98       2.56       8.96       7.03        0.68      10.93       7.48
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992

2002 Total Return as of March 31: 0.73%


Average Annual Total Returns (%) as of 12/31/2001

                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A          7.48                6.96                 6.48

Index                         8.25                7.49                 7.22
------------------------------------------------------------------------------

Index: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 2000 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Scott Dolan                                           Sean McCaffrey
  Senior Vice President of Deutsche Asset Management    CFA, Managing Director of Deutsche Asset
  and Lead Manager of the portfolio.                    Management and Portfolio Manager of the
   o Joined Deutsche Asset Management in 1989 and       portfolio.
     the portfolio in 1998.                              o Joined Deutsche Asset Management in 1996
   o Over 13 years of investment industry experience.      after five years of experience as fixed
   o MS, Boston College.                                   income analyst specializing in synthetic GIC
                                                           bond portfolios at Fidelity Investments.
  John Dugenske                                          o Portfolio manager for Stable Value
  CFA, Managing Director of Deutsche Asset                 strategies, responsible for overseeing the
  Management and Portfolio Manager of the portfolio.       group's stable value and bond index efforts
   o Joined Deutsche Asset Management in 1998 and          in asset-backed and mortgage-backed
     the portfolio in 1998.                                securities as well as other financial
   o Over 12 years of investment industry experience.      instruments underlying synthetic GICs: New
   o MSME, University of Illinois.                         York.
   o MBA, University of Illinois.                        o MBA, Yale University.
                                                         o Joined the portfolio in 2002.

                                                        William Chepolis
                                                        CFA, Senior Vice President of Deutsche
                                                        Asset Management and Portfolio Manager of the
                                                        portfolio.
                                                         o Joined Deutsche Asset Management in
                                                           1998 and the portfolio in 2002.
                                                         o Previously worked at Norwest Bank
                                                           Minnesota, N.A. (now Wells Fargo Bank) as
                                                           a portfolio manager (1983-1988,
                                                           1993-1998) and foreign exchange
                                                           currency and option trader (1988-1995).



Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.96    $11.56   $12.08    $12.07   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .61^b     .75^b    .72^b     .62      .84
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .25       .45     (.64)      .19      .16
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .86      1.20      .08       .81     1.00
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             7.48     10.93      .68      7.03     8.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        305       152      146       123       87
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .60       .61      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .60       .60      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.06      6.60     6.13      6.27     7.12
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   334       173      150       142      179
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Scudder Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2001, the Russell 1000 Growth Index had a median market capitalization of $3.6 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.58       14.62      -4.62       32.97      21.63      21.34       15.10      37.12      -19.06     -22.34
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2002 Total Return as of March 31: -2.14%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -22.34                 3.78                 8.29

Index 1                      -20.42                 8.27                10.79

Index 2                      -11.87                10.70                12.94
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 2: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                                       Jesse Stuart
  CFA, Managing Director of Deutsche Asset              Senior Vice President of Deutsche Asset
  Management and Co-Manager of the portfolio.           Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1983 and        o Joined Deutsche Asset Management in 1996 and
     the portfolio in 2002.                                the portfolio in 2002.
   o Over 21 years of investment industry experience.    o Over 6 years of investment industry
   o MBA, Wharton Business School, University of           experience.
     Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001    2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $30.12    $40.54    $29.57    $30.01   $33.71
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .03^b    (.01)^b   (.01)^b    .07      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.75)    (6.81)    10.98      4.59     4.48
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.72)    (6.82)    10.97      4.66     4.60
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.03)        --       --      (.10)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.31)    (3.60)       --     (5.00)   (8.10)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.01)       --        --        --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.35)    (3.60)       --     (5.10)   (8.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $21.05    $30.12    $40.54    $29.57   $30.01
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (22.34)   (19.06)    37.12     15.10    21.34
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       420       583       738       629      563
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .63       .65       .66       .66      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .13      (.03)     (.04)      .28      .42
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   73        65        87       109      170
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder High Yield Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 80% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o    currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   17.75       19.99      -2.24       17.40      14.06      11.61       1.45        2.15      -8.68       2.63
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 10.85%, Q1 1992                   Worst Quarter: -6.66%, Q3 1998

2002 Total Return as of March 31: 1.72%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          2.63                 1.63                 7.20

Index 1                      19.33                 9.61                11.74

Index 2                       6.16                 3.20                 7.88
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Andrew Cestone                                        Harry Resis, Jr.
  Director of Deutsche Asset Management and             Managing Director of Deutsche Asset Management
  Co-Manager of the portfolio.                          and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 and        o Joined Deutsche Asset Management in 1988 to
     the portfolio in 2002.                                direct the fixed income department's taxable
   o Prior to that, investment analyst, Phoenix            fixed-income trading.
     Investment Partners, from 1997 to 1998; prior       o Over 34 years of investment industry
     to that, credit officer, asset based lending          experience.
     group, Fleet Bank, from 1995 to 1997.               o Joined the portfolio in 1992.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Yield Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a     2000^b    1999^b     1998^b    1997^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.16    $11.46   $12.27    $12.96   $12.81
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .84^c    1.14^c   1.22^c    1.06     1.16
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.59)    (2.04)    (.93)     (.85)     .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .25      (.90)     .29       .21     1.35
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             2.63     (8.68)    2.15      1.45    11.61
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        335       309      396       442      391
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .70       .68      .67       .65      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    9.89     11.23    10.40      9.36     9.20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    77        54       42        74       90
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c   Based on average shares outstanding during the period.

Scudder International Select Equity Portfolio formerly Scudder International Research Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singapore and Japan. The portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors.

The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes. The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The portfolio will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 20% of net assets in investment-grade debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, you should expect the value of your investment to fall as well. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons that include political and economic uncertainties, less liquid securities markets and a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o a bond could fall in credit quality, go into default or be paid off earlier than expected, which could hurt the portfolio's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a diversified international portfolio whose strategy focuses on the advisor's top research recommendations.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

     32.79      -3.59       12.83      16.49       9.46       10.02      45.71      -20.49     -24.43
---------------------------------------------------------------------------------------------------------
      1993       1994       1995        1996       1997       1998        1999       2000       2001
---------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2002 Total Return as of March 31: 0.76%

Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 1/6/92
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A        -24.43                 1.07                 5.84

Index                       -21.44                 0.89                 4.46*
--------------------------------------------------------------------------------

Index: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

*   Since 12/31/1991

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Elizabeth van Caloen                      Alicia Damley                            Ahmad Zuaiter
  Managing Director of Deutsche Asset       CFA, Vice President of Deutsche Asset    Vice President of Deutsche Asset
  Management and Co-Manager of the          Management and Co-Manager of the         Management and Co-Manager of the
  portfolio.                                portfolio.                               portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
     1987 and the portfolio in 2001.           in 2001 and the portfolio in 2002.       in 2000 and the portfolio in 2002.
   o Responsible for Japanese research,      o Global equity analyst specializing     o Global research analyst
     focusing on consumer goods, retail        in European insurance stocks.            responsible for Middle East and
     and pharmaceutical companies.           o Prior to that, DuPont Capital            North Africa Region.
   o MA, Indiana University.                   Management, portfolio analyst in       o Prior to that, EFG-Hermes,
   o MA, Princeton University.                 international equities; Deloitte         Manager, Regional & GDR Trading;
   o MBA, New York University.                 Touche Tohmatsu; analyst of global       Arabian General Investment
                                               financial services companies.            Corporation, portfolio manager,
                                             o MBA, University of Toronto.              Capital Markets; Merrill Lynch &
                                             o Chartered Accountant (U.S. CPA           Company, Inc., Associate
                                               equivalent).                             International Equity Trading.
                                                                                      o MBA, Harvard Business School.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. rior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.73    $21.45   $17.00    $16.15   $15.64
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .05^b     .08^b    .07^b     .17      .11
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.46)    (3.90)    6.73      1.48     1.30
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.41)    (3.82)    6.80      1.65     1.41
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.10)       --     (.20)     (.20)    (.20)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (1.98)    (2.90)   (2.15)     (.60)    (.70)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.08)    (2.90)   (2.35)     (.80)    (.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 9.24    $14.73   $21.45    $17.00   $16.15
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (24.43)   (20.49)   45.71     10.02     9.46
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        121       179      252       213      200
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .92       .84      .94       .93      .91
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .44       .47      .40       .96      .71
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   145        87      136        90       79
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder Investment Grade Bond Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

The portfolio can buy many types of income-producing securities, among them corporate bonds, U.S. government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in U.S. dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in U.S. bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio managers use independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The managers also consider valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

Although the portfolio invests primarily in bonds of the top four grades of credit quality, it could invest up to 20% of net assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. Changes in interest rates will also affect the portfolio's yield: when rates fall, the portfolio's yield tends to fall as well.

Because the economy affects corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

     9.04       7.93       -2.06       9.90       5.71
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 3.87%, Q4 2000                    Worst Quarter: -1.23%, Q2 1999

2002 Total Return as of March 31: -0.83%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A           5.71                 6.01               5.94
Index                          8.50                 7.37               7.59*
--------------------------------------------------------------------------------

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

*    Since 4/30/1996

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  David Baldt                                  Daniel Taylor                              Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche Asset      Managing Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the           Management and Consultant to the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1989 and the portfolio in 2002.              1998 and the portfolio in 2002.            1991 and the portfolio in 2002.
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income              o Over 12 years of investment industry
     Income Fund Group.                           portfolio manager, asset-backed            experience.
                                                  securities analyst and senior credit     o Head of Emerging Market Debt for
  J. Christopher Gagnier                          analyst, CoreStates Investment             London Fixed Income and responsible
  Director of Deutsche Asset Management and       Advisors, from 1992 to 1998.               for coordinating research into
  Co-Manager of the portfolio.                                                               Continental European Markets and
   o Joined Deutsche Asset Management in        Thomas Flaherty                              managing global fixed income,
     1997 and the portfolio in 2002.            Director of Deutsche Asset Management        balanced and cash based portfolios:
   o Prior to that, portfolio manager,          and Co-Manager of the portfolio.             London.
     Paine Webber (1984-1997).                  o Joined Deutsche Asset Management in
   o Analyst specializing in asset-backed         1995 and the portfolio in 2002.         Timothy Vile
     securities and government investments.     o Analyst specializing in corporate       Director of Deutsche Asset Management
                                                  bonds and mortgages.                    and Consultant to the portfolio.
  Gary Bartlett                                                                            o Joined Deutsche Asset Management in
  CFA, Director of Deutsche Asset              Andrew Cestone                                1991 with 6 years that included
  Management and Co-Manager of the             Director of Deutsche Asset Management         portfolio manager for fixed income
  portfolio.                                   and Co-Manager of the portfolio.              portfolios at Equitable Capital
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in        Management.
     1992 and the portfolio in 2002.              1998 and the portfolio in 2002.          o Portfolio manager for Enhanced Fixed
   o Analyst specializing in taxable            o Prior to that, Investment Analyst,         Income: London.
     municipal and government investments.        Phoenix Investment Partners, from        o Joined the portfolio in 2002.
   o MBA, Drexel University.                      1997 to 1998. Prior to that, Credit
                                                  Officer, asset based lending group,
  Warren Davis                                    Fleet Bank, from 1995 to 1997.
  Director of Deutsche Asset
  Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.
   o Analyst specializing in mortgage-
     and asset-backed securities.
   o MBA, Drexel University.
   o Analyst specializing in asset-backed
     securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Investment Grade Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.45    $11.00   $11.65    $11.18   $10.36
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .62^b     .69^b    .60^b     .32      .66
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .01^d     .36     (.85)      .55      .26
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .63      1.05     (.25)      .87      .92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.60)     (.60)    (.30)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.10)     (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.60)     (.60)    (.40)     (.40)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.48    $11.45   $11.00    $11.65   $11.18
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.71      9.90    (2.06)     7.93     9.04
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        134        78       71        52       16
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .64       .68      .65       .67      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .64       .67      .65       .67      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.46      6.36     5.42      5.50     6.23
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   176       311      131       130      311
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Scudder Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in government securities and instruments issued by domestic breaks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.43        2.85       3.95       5.66        5.03       5.25       5.15        4.84       6.10       3.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.51%, Q4 2001

2002 Total Return as of March 31: 0.34%


Average Annual Total Returns (%) as of 12/31/2001

                               1 Year             5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            3.75                5.01                4.59
--------------------------------------------------------------------------------

7-day yield as of December 31, 2001: 1.58%


The Portfolio Manager

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.75      6.10     4.84      5.15     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        671       279      231       152      100
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .55       .58      .54       .54      .55
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.39      5.94     4.77      5.02     5.14
---------------------------------------------------------------------------------------------------------------------------

Scudder New Europe Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies that are based in Europe or do more than half of their business there). The portfolio generally focuses on common stocks of companies in the more established markets of Western and Southern Europe such as Finland, Germany, France, Italy, Spain and Portugal.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with new or dominant products or technologies, among other factors.

Growth orientation. The managers look for stocks that seem to offer the potential for sustainable above-average growth of revenues or earnings relative to each stock's own market and whose market prices are reasonable in light of their potential growth.

Top-down analysis. The managers consider the outlook for economic, political, industrial and demographic trends and how they may affect various countries, sectors and industries represented.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio will normally sell a stock when it has reached a target price, the managers believe other investments offer better opportunities or when adjusting its exposure to a given country or industry.

Other Investments

The portfolio may invest up to 20% of total assets in European debt securities of any credit quality, including junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how European stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When European stock prices fall, you should expect the value of your investment to fall as well.

The fact that the portfolio focuses on a single geographical region could affect portfolio performance. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. Foreign stocks may at times be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o    growth stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o bond investments could be hurt by rising interest rates or declines in credit quality

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who seek long-term growth and want to gain exposure to Europe's established markets.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper International Growth and Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

         14.09      -6.17      -29.86
-----------------------------------------
          1999       2000       2001
-----------------------------------------

For the periods included in the bar chart:

Best Quarter: 10.04%, Q4 1999                   Worst Quarter: -17.24%, Q1 2001

2002 Total Return as of March 31: -1.21%

Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/5/98
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                              -29.86                       -9.84

Index 1                                -21.44                      -3.17*

Index 2**                              -19.90                      -3.09*
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Index 2: The MSCI Europe Equity Index, an unmanaged index that is generally representative of the equity securities of the European markets.

*   Since 4/30/1998

** The portfolio seeks long-term capital appreciation through investment in European common stocks and other equities. In light of this, the portfolio's investment advisor believes that is more appropriate to measure the portfolio's performance against the MSCI Europe Equity Index than against the EAFE Index.

In the bar chart, total returns for 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Joseph Axtell*                            Joerg Breedveld+                        Katrina Mitchell+
  CFA, Vice President of Deutsche Asset     Managing Director of Deutsche Asset     Director of Deutsche Asset Management
  Management and Portfolio Manager of       Management and Consultant to the        and Consultant to the portfolio.
  the portfolio.                            portfolio.                               o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management        in 1993 as a Graduate Trainee.
     2001 and the portfolio in 2002.           in 1991 as a portfolio manager,       o Portfolio manager for European
   o Senior analyst at Merrill Lynch           previously serving as investment        Equity and European ex-U.K. &
     Investment Managers for the               advisor and financial analyst for       Euroland Equity and member of the
     international equity portion of a         German equities within Deutsche         European Equity local research
     global balanced portfolio                 Bank Research.                          team: London.
     (1996-2001).                            o Joined the portfolio in 2002.         o Joined the portfolio in 2002.
   o Director, International Research at     o Head of global portfolio
     PCM International (1989-1996).            selection team for Europe ex-U.K.    Nigel Ridge+
   o Associate Manager, structured debt        and Euroland Equities, member of     Director of Deutsche Asset Management
     and equity group at Prudential            European portfolio selection         and Consultant to the portfolio.
     Capital Corporation (1988-1989).          team, European Mid-Cap Equity         o Joined Deutsche Asset Management
   o Analyst at Prudential-Bache Capital       analyst and portfolio manger for        in 1994 after 6 years at Schroder
     Funding in London (1987-1988).            German and Europe                       Investment Management.
   o Equity analyst in the health care         Equities: Frankfurt.                  o Portfolio manager for U.K. Equity,
     sector at Prudential Equity                                                       European Equity, European ex U.K.
     Management Associates (1985-1987).     Michael Schmidt+                           & Euroland Equity and U.K. Blue
                                            CFA, Director of Deutsche Asset            Chip Fund and member of U.K. and
  Alexander (Sandy) Black+                  Management and Consultant to the           European Equity local research
  Managing Director of Deutsche Asset       portfolio.                                 teams: London.
  Management and Consultant to the           o Joined Deutsche Asset Management      o Joined the portfolio in 2002.
  portfolio.                                   in 1994 after 2 years of
   o Joined Deutsche Asset Management in       experience as a trainee for
     1994 and the portfolio in 2002.           Deutsche Bank, Inglostadt.
   o Head of European Equity portfolio       o Joined the portfolio in 2002.
     selection team, portfolio manager       o Head of global equity research
     Europe ex-U.K. & Euroland Equity,         team for Telecom Services sector
     and head of European Equity local         and portfolio manager for
     research team: London.                    European Equity and European
   o MA, Cambridge University.                 ex-U.K. & Euroland
                                               Equity: Frankfurt.
                                             o Hochschule fuer Bankwirtschaft
                                               (private banking college),
                                               Germany.

* After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as Portfolio Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper International Growth and Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder New Europe Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                          2001     2000^a    1999^a     1998^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $ 9.65    $10.35   $ 9.12    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                               .04^c     .31^c    .13^c     .03
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                (2.89)     (.95)     1.15     (.91)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                  (2.85)     (.64)     1.28     (.88)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                              (.20)     (.03)     (.05)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                        --      (.03)       --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                               (.20)      (.06)     (.05)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $ 6.60    $ 9.65    $10.35   $ 9.12
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)^d                                                                 (29.86)    (6.17)    14.09    (8.80)**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                 23        13         7        3
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                      2.47      2.65      4.30    19.55*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                       1.12      1.14      1.10     1.13*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                             .51      3.14      1.44     1.13*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                           237       105       146      100*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**  Not annualized

Scudder Small Cap Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2001, the Russell 2000 Growth Index had a median market capitalization of $4.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

       30.07      28.04      34.20       18.37      34.56      -10.71     -28.91
------------------------------------------------------------------------------------
       1995        1996       1997       1998        1999       2000       2001
------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2002 Total Return as of March 31: -6.94%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/2/94
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A         -28.91                 6.33                11.81
Index 1                       -9.23                 2.87                 7.21*
Index 2                        2.49                 7.52                10.54*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*   Since 4/30/1994

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Sewall Hodges                                Peter Chin                                 Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche         CFA, Managing Director of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of the     Asset Management and Co-Manager of the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.              1973 and the portfolio in 2002.            1988 and the portfolio in 2002.
   o Over 24 years of investment industry       o Over 33 years of investment industry     o Over 36 years of investment industry
     experience.                                  experience.                                experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate        o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                        University of Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001     2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $21.64   $26.54    $19.71    $19.69   $16.77
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                              (.02)^b   (.09)^b   (.06)^b     --      .04
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.27)    (2.01)     6.89      3.42     4.88
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.29)    (2.10)     6.83      3.42     4.92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       --        --         --    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.52)    (2.80)      --      (3.40)   (1.90)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.03)       --       --         --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.55)    (2.80)      --      (3.40)   (2.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.80    $21.64    $26.54    $19.71   $19.69
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (28.91)   (10.71)    34.56     18.37    34.20
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        232      301       264       208      137
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .68      .72       .71       .70      .71
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.12)    (.34)     (.30)     (.01)      .20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   143      124       208       276      330
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder Strategic Income Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current return.

The portfolio invests mainly in bonds issued by U.S. and foreign corporations and governments. The portfolio may invest up to 50% of total assets in foreign bonds, including emerging market issuers.

In deciding which types of securities to buy and sell, the portfolio managers evaluate each major type of security the portfolio invests in -- U.S. junk bonds, investment-grade corporate bonds, emerging markets securities, foreign government bonds and U.S. government and agency securities. The managers typically consider a number of factors, including the relative attractiveness of different types of securities, the potential impact of interest rate movements, the outlook for various types of foreign bonds (including currency considerations) and the relative yields and risks of bonds of various maturities.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the issuers and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, the main risk factor will vary depending on the portfolio's weighting of various types of securities. To the extent that the portfolio invests in junk bonds, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. This may affect a company, an industry or the high yield market as a whole.

To the extent that the portfolio invests in higher quality bonds, a major factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Foreign securities tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. To the extent the portfolio emphasizes emerging markets where these risks are greater, it takes on greater risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o    currency fluctuations could cause foreign investments to lose value

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors looking for a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks, and who can accept risk of loss of principal, may want to invest in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

         10.98      -5.85       2.57       5.23
----------------------------------------------------
         1998        1999       2000       2001
----------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.35%, Q3 1998                    Worst Quarter: -3.33%, Q2 1999

2002 Total Return as of March 31: 0.97%

Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/1/97
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                               5.23                        3.24

Index 1                                -0.99                       3.44*

Index 2                                 8.50                       7.78*
--------------------------------------------------------------------------------

Index 1: The Salomon Smith Barney World Government Bond Index, an unmanaged index comprised of government bonds from 18 developed countries (including the U.S.) with maturities greater than one year.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

*   Since 4/30/1997

In the bar chart, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Jan Faller                                           Greg Boal
  Managing Director of Deutsche Asset Management       Managing Director of Deutsche Asset
  and Lead Manager of the portfolio.                   Management and Portfolio Manager of the
   o Joined Deutsche Asset Management in 1999 and      portfolio.
     the portfolio in 2000.                             o Joined Deutsche Asset Management in 2000
   o Over 12 years of investment industry                 and the portfolio in 2002.
     experience.                                        o Previously served as senior vice president
   o PanAgora Asset Management, Bond and Currency         and director of the Fixed Income Division
     Investment Manager from 1995 to 1999.                of Chicago-based ABN AMRO Asset Management
   o MBA, Amos Tuck School, Dartmouth College.            USA; manager of the corporate bond
                                                          department at ABN AMRO from 1997 to 2000.
                                                        o MS, Finance, University of Wyoming.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Strategic Income Portfolio

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a    2000^b    1999^b     1998^b   1997^b,c
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.86    $ 9.86   $11.09    $10.29   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .48^d     .51^d    .47^d     .24      .36
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .03      (.26)   (1.10)      .86     (.07)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .51       .25     (.63)     1.10      .29
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.10)     (.25)    (.40)     (.20)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.20)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.10)     (.25)    (.60)     (.30)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $10.27    $ 9.86   $ 9.86    $11.09   $10.29
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.23      2.57    (5.85)     10.98    2.87**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         21         9        6         5        2
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .66      1.14     1.03      1.08     1.10*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .65      1.10     1.01      1.08     1.10*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    4.76      5.26     4.57      4.32     5.36*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    27       154      212       330      290*
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c For the period from May 1, 1997 (commencement of operations) to December 31, 1997.

^d   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Technology Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector. This may include companies of any size that commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are aerospace, electronics, computers/software, medicine/biotechnology, geology and oceanography.

In choosing stocks, the portfolio managers look for individual companies that have robust and sustainable earnings momentum, large and growing markets, innovative products and services and strong balance sheets, among other factors.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of net assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the portfolio focuses on one sector increases this risk, because factors affecting this sector affect portfolio performance. For example, technology companies could be hurt by such factors as market saturation, price competition and competing technologies.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

       -21.57     -32.39
----------------------------
        2000       2001
----------------------------

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2002 Total Return as of March 31: -5.36%


Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/1/99
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                   -32.39                      -2.21

Index 1                                -31.36                      -4.94*

Index 2                                -20.42                      -9.25*

Index 3                                -28.42                     -10.88*
--------------------------------------------------------------------------------

Index 1: JP Morgan H&Q Technology Index (formerly Hambrecht & Quist Technology Index), a market capitalization-weighted index which is composed of publicly traded stocks in approximately 275 technology companies.

Index 2: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 3: Goldman Sachs Technology Index, a modified capitalization-weighted index composed of companies involved in the technology industry.**

*   Since 4/30/1999

** The portfolio seeks growth of capital through investment in common stocks of U.S. companies in the technology sector. In light of this, the portfolio's investment advisor believes that it is more appropriate to measure the portfolio's performance against the Goldman Sachs Technology Index than against the JP Morgan H&Q Technology Index or the Russell 1000 Growth Index.

In the table, total return from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Blair Treisman                            Jonathan Wild                            Stephen Scott
  Vice President of Deutsche Asset          CA, Managing Director of Deutsche        Director of Deutsche Asset Management
  Management and Lead Manager of the        Asset Management and Consultant to       and Consultant to the portfolio.
  portfolio.                                the portfolio.                            o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management         in 1996, previously serving as
     1999 and the portfolio in 2000.           in 1996, previously serving as           team leader of Software and IT
   o Prior to that, Business Services          portfolio manager and analyst for        services, London, and
     Analyst at Salomon Smith Barney           U.K. equities specializing in the        analyst/portfolio manager, Sydney,
     (1999); Senior Research Analyst and       Telecoms sector, London, after 9         after 1 year of experience as
     Hedge Fund Manager at Midtown             years of experience as fund              credit analyst for Westpac Banking
     Research Group (1998-1999); Senior        manager for Finsbury Asset               Corporation; lecturer at
     Analyst, Small Cap Growth Equities        Management and analyst at BZW            Securities Institute of Australia.
     Group at Putnam Investments from          having previously qualified as a       o Head of global equity research
     1994-1998.                                chartered accountant at KPMG.            team for Software & Services
   o MBA, Columbia Graduate School of        o Head of global equity research           sector: New York.
     Business.                                 team for Hardware & Equipment          o Graduate diploma from Securities
                                               sector, based in New York: London.       Institute of Australia.
                                             o Joined the portfolio in 2002.          o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                        2001    2000^a    1999^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $13.87   $17.77    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                                                 .01      .04       .05
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                           (4.50)   (3.84)     7.72
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                             (4.49)   (3.80)     7.77
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                         (.02)      --        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                                   --     (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                           (.02)    (.10)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 9.36   $13.87    $17.77
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                              (32.39)  (21.57)    77.70^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                           351      270        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                  .81      .82      1.19*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                   .81      .82       .94*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                        .12      .21       .60*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       56      107        34*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Scudder Total Return Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    growth stocks may be out of favor for certain periods

o    a bond could decline in credit quality or go into default

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    1.69       12.11      -9.49       25.97      16.76      19.96       15.14      14.81      -2.63       -6.09
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -8.73%, Q3 2001

2002 Total Return as of March 31: -0.49%

Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          -6.09                 7.72                 8.21
Index 1                      -11.87                10.70                12.94
Index 2                        8.50                 7.37                 7.27
Index 3                      -20.42                 8.27                10.79
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average orientation.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  William Gadsden                              Daniel Taylor                           Andrew Cestone
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche         Director of Deutsche Asset Management
  Management and Lead Manager of the           Asset Management and Portfolio          and Portfolio Manager of the portfolio.
  portfolio.                                   Manager of the portfolio.                o Joined Deutsche Asset Management in
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management        1998 and the portfolio in 2002.
     1983 and the portfolio in 2002.              in 1998 and the portfolio in 2002.    o Prior to that, investment analyst,
   o Over 21 years of investment industry       o Prior to that, fixed income             Phoenix Investment Partners, from
     experience.                                  portfolio manager, asset backed         1997 to 1998. Prior to that, credit
   o MBA, Wharton Business School,                securities analyst and senior           officer, asset based lending group,
     University of Pennsylvania.                  credit analyst, CoreStates              Fleet Bank, from 1995 to 1997.
                                                  Investment Advisors (1992-1998).
  J. Christopher Gagnier                        o Analyst specializing in              Brett Diment
  Director of Deutsche Asset Management and       asset-backed securities and          Managing Director of Deutsche Asset
  Portfolio Manager of the portfolio.             government securities.               Management and Consultant to the
   o Joined Deutsche Asset Management in                                               portfolio.
     1997 and the portfolio in 2002.           David Baldt                              o Joined Deutsche Asset Management in
   o Prior to that, portfolio manager,         CFA, Managing Director of Deutsche         1991 and the portfolio in 2002.
     Paine Webber (1984-1997).                 Asset Management and Portfolio           o Over 12 years of investment industry
   o Analyst specializing in asset-backed      Manager of the portfolio.                  experience.
     securities and government investments.     o Joined Deutsche Asset Management      o Head of Emerging Market Debt for
                                                  in 1989 and the portfolio in 2002.      London Fixed Income and responsible
  Warren Davis                                  o Chief Investment Officer of the         for coordinating research into
  Director of Deutsche Asset Management and       Fixed Income Fund Group.                Continental European Markets and
  Portfolio Manager of the portfolio.                                                     managing global fixed income,
   o Joined Deutsche Asset Management in       Thomas Flaherty                            balanced and cash based portfolios:
     1995 and the portfolio in 2002.           Director of Deutsche Asset                 London.
   o Analyst specializing in mortgage- and     Management and Portfolio Manager of
     asset-backed securities.                  the portfolio.                          Timothy Vile
   o MBA, Drexel University.                    o Joined Deutsche Asset Management     Director of Deutsche Asset Management
                                                  in 1995 and the portfolio in 2002.   and Consultant to the portfolio.
  Gary Bartlett                                 o Analyst specializing in corporate     o Joined Deutsche Asset Management in
  CFA, Director of Deutsche Asset                 bonds and mortgages.                    1991 with 6 years of investment
  Management and Portfolio Manager of the                                                 industry experience that included
  portfolio.                                   Janet Campagna                             portfolio manager for fixed income
   o Joined Deutsche Asset Management in       Managing Director of Deutsche Asset        portfolios at Equitable Capital
     1992 and the portfolio in 2002.           Management and Portfolio Manager of        Management.
   o Analyst specializing in taxable           the portfolio.                           o Portfolio manager for Enhanced Fixed
     municipal and government investments.      o Joined Deutsche Asset Management        Income: London.
   o MBA, Drexel University.                      in 1999 and the portfolio in 2002.    o Joined the portfolio in 2002.
                                                o Head of global and tactical asset
                                                  allocation.
                                                o Investment strategist and
                                                  manager of the asset
                                                  allocation strategies group
                                                  for Barclays Global Investors
                                                  from 1994 to 1999.
                                                o Over ten years of investment
                                                  industry experience.
                                                o Master's degree in Social Science
                                                  from California Institute of
                                                  Technology.
                                                o Ph.D, Political Science from
                                                  University of California at
                                                  Irvine.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a   2000^b   1999^b    1998^b    1997^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $25.91    $28.82   $27.35    $28.22   $28.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .61^c     .74^c    .84^c     .86      .90
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.20)    (1.40)    3.03      3.17     3.77
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.59)     (.66)    3.87      4.03     4.67
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.80)     (.90)    (.90)     (.90)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.95)    (1.35)   (1.50)    (4.00)   (3.70)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (1.75)    (2.25)   (2.40)    (4.90)   (4.60)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $22.57    $25.91   $28.82    $27.35   $28.22
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (6.09)    (2.63)   14.81     15.14    19.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       861       851      952       865      787
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .58       .61      .61       .60      .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.63      2.75     3.12      3.33     3.32
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  115       107       80        81      122
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c   Based on average shares outstanding during the period.

SVS Davis Venture Value Portfolio

formerly SVS Venture Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of quality, overlooked growth companies at value prices and hold them for the long term. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company's true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.

Other Investments

The portfolio may also invest in foreign companies and U.S. companies with smaller market capitalizations.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies. Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

The Portfolio Managers

The portfolio's subadvisor is Davis Selected Advisers, L.P. The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg, who have each managed the portfolio since inception. Mr. Davis is Chief Executive Officer of Davis Selected Advisers, L.P. and manages several funds advised by the firm. Mr. Davis began his investment career and joined the subadvisor in 1988. Mr. Feinberg also manages several funds advised by Davis Selected Advisers, L.P., began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Davis Venture Value Portfolio -- Class A

--------------------------------------------------------------------------------
                                                                        2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                 .03
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions^c   (.53)
--------------------------------------------------------------------------------
  Total from investment operations                                       (.50)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $ 9.50
--------------------------------------------------------------------------------
Total Return (%)                                                        (5.00)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    109
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.09*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .48*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                15*
--------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b   Based on average shares outstanding during the period.

^c The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

*    Annualized

**   Not annualized

SVS Dreman Financial Services Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. This may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio manager begins by screening for financial services stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The manager assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various financial industries. The manager may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform, and in this case, financial services stocks. When stock prices decline, you should expect the value of your investment to decline as well. The fact that the portfolio focuses on a single sector increases this risk, because factors affecting that sector could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given stock than a diversified fund, factors affecting that stock could affect the portfolio's performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o the bond portion of the portfolio could be hurt by rising interest rates or declines in credit quality

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

     -5.05      27.04       -4.86
-------------------------------------
      1999       2000       2001
-------------------------------------

For the periods included in the bar chart:

Best Quarter: 22.35%, Q3 2000                   Worst Quarter: -13.07%, Q3 1999

2002 Total Return as of March 31: 3.45%


Average Annual Total Returns (%) as of 12/31/2001

                                                               Since 5/4/98
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                   -4.86                       3.20
Index 1                                -8.95                       4.20*
Index 2                               -11.87                       2.20*
--------------------------------------------------------------------------------

Index 1: S&P Financial Index, a capitalization-weighted price-only index representing 11 financial industries and 74 financial companies.

Index 2: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*   Since 4/30/1998

In the bar chart, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio's subadvisor is Dreman Value Management L.L.C. The following person handles the day-to-day management of the portfolio:

David Dreman
Managing Director of the subadvisor and Manager of the portfolio.
  o Began investment career in 1957.
  o Joined the portfolio in 2001.
  o Founder and Chairman, Dreman Value
    Management L.L.C. since 1977.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Financial Services Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                            2001    2000^a    1999^a    1998^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $11.53   $ 9.24    $ 9.78   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                                .14^c    .19^c     .18^c    .04
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                  (.71)    2.27      (.67)    (.26)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                    (.57)    2.46      (.49)    (.22)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                              (.13)    (.15)     (.05)      --
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                       (.05)    (.02)       --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                 (.18)    (.17)     (.05)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $10.78   $11.53    $ 9.24   $ 9.78
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                     (4.86)   27.04     (5.05)^d (2.20)^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                 117       66        27       16*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                        .86      .91      1.04     1.73*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                         .86      .89       .99      .99*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                             1.31     2.01      1.75     1.29*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                             22       13        13        6*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS Dreman High Return Equity Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). The portfolio focuses on stocks of large U.S. companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.4 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The portfolio may invest up to 20% of net assets in U.S. dollar-denominated American Depositary Receipts and in securities of foreign companies traded principally in securities markets outside the U.S.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the portfolio exposure to future stock market movements without direct ownership of stocks, although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio concentrates in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

             -11.16     30.52       1.69

---------------------------------------------
              1999       2000       2001
---------------------------------------------

For the periods included in the bar chart:

Best Quarter: 16.94%, Q3 2000                   Worst Quarter: -12.29%, Q3 1999

2002 Total Return as of March 31: 5.92%


Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/4/98
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio-- Class A                      1.69                       5.41
Index                                  -11.87                      2.20*
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Since 4/30/1998

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:


  David Dreman                                       F. James Hutchinson
  Managing Director of the subadvisor and            Managing Director of the subadvisor and
  Co-Manager of the portfolio.                       Co-Manager of the portfolio.
   o Began investment career in 1957.                 o Began investment career in 1986.
   o Joined the portfolio in 2001.                    o Joined the portfolio in 2002.
   o Founder and Chairman, Dreman Value               o Prior to joining Dreman Value Management,
     Management L.L.C. since 1977.                      L.L.C. in 2000, associated with The Bank of
                                                        New York for over 30 years in both the
                                                        corporate finance and trust/investment
                                                        management areas, including President of
                                                        The Bank of New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                             2001     2000^a    1999^a   1998^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $10.77    $ 8.96   $10.28    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                                .19^c     .26^c    .26^c     .08
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                  (.01)     2.25    (1.38)      .20
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                     .18      2.51    (1.12)      .28
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                               (.14)     (.20)    (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                         --      (.50)    (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                 (.14)     (.70)    (.20)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $10.81    $10.77   $ 8.96    $10.28
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                      1.69     30.52   (11.16)     2.80^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                 443       168      113        59
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                        .82       .85      .86      1.20*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                         .82       .84      .86       .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                             1.78      2.85     2.57      2.77*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                             16        37       24         5*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

SVS Dreman Small Cap Value Portfolio
formerly Scudder Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2001, the Russell 2000 Value Index had a median market capitalization of $414 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of U.S.
dollar-denominated American Depositary Receipts.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    21.73      -11.25       2.80       4.05       17.63
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.38%, Q2 2001                   Worst Quarter: -22.47%, Q3 1998

2002 Total Return as of March 31: 13.26%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A          17.63                 6.34               5.92

Index 1                        2.49                 7.52               7.57*

Index 2                       14.02                11.21              12.25*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 2: Russell 2000 Value Index,measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forcasted growth values.

*   Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:


  David Dreman                                    Nelson Woodward
  Managing Director of the subadvisor and         Managing Director of the subadvisor and
  Co-Manager of the portfolio.                    Co-Manager of the portfolio.
   o Began investment career in 1957.              o Began investment career in 1957.
   o Joined the portfolio in 2002.                 o Joined the portfolio in 2002.
   o Founder and Chairman, Dreman Value
     Management, L.L.C. since 1977.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001     2000^a    1999^a    1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.23    $10.85   $10.65    $12.27   $10.19
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .09^b     .02^b    .07^b     .09      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.89       .42      .23     (1.41)    2.06
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.98       .44      .30     (1.32)    2.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.06)    (.10)       --     (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.30)     --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --      (.06)    (.10)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $13.21    $11.23   $10.85    $10.65   $12.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           17.63      4.05     2.80    (11.25)   21.73
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       194        84       95       102       76
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .79       .82      .84       .80      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .79       .82      .83       .80      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .77       .15      .69      1.15     1.18
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   57        36       72        43       22
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

SVS Eagle Focused Large Cap Growth Portfolio

fomerly SVS Focused Large Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth through long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in the equity securities of seasoned, financially strong U.S. growth companies that are similar in size to the companies in the Russell 1000 Growth Index, which is the primary benchmark for the portfolio, (as of December 31, 2001, the Russell 1000 Growth Index had a median market capitalization of $3.6 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Growth stocks are stocks of companies with above-average earnings growth potential. The portfolio uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors. The portfolio seeks companies that have at the time of purchase one or more of the following characteristics:

o    earnings-per-share or revenue growth greater than the market average;

o a dominant company in its industry with a sustainable competitive advantage; or

o an exceptional management team with a clearly articulated vision of their company's future.

If the stock price appreciates to a level that the portfolio manager believes is not sustainable, the portfolio manager generally will sell the stock to realize the existing profits and avoid a potential price correction.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company growth portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o as with any focused portfolio, there is an increased risk of volatility associated with having fewer securities than would typically be held in a more broadly diversified portfolio.

The portfolio manager's skill in choosing appropriate investments for the portfolio will determine in large part the portfolio's ability to achieve its investment goal.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

                -9.02      -17.02
-------------------------------------
                 2000       2001
-------------------------------------

For the periods included in the bar chart:

Best Quarter: 17.49%, Q4 2001                   Worst Quarter: -21.29%, Q3 2001

2002 Total Return as of March 31: -1.16%


Average Annual Total Returns (%) as of 12/31/2001

                                                               Since 10/29/99
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                    -17.02                      -1.39
Index 1                                 -11.87                      -6.45*
Index 2                                 -20.42                     -14.16*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 1000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 1000 Index.

*   Since 10/31/1999

In the bar chart, total returns for 2000 and 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.


The Portfolio Manager

The portfolio's subadvisor is Eagle Asset Management, Inc. The portfolio manager is Ashi Parikh. Mr. Parikh joined Eagle Asset Management, Inc. in 1999 and has managed the portfolio since its inception. Prior to 1999, he was employed by an unaffiliated investment advisor.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Eagle Focused Large Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                                     2001     2000^a   1999^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $11.40    $12.84   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                                       (.02)     (.05)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                           (1.92)    (1.04)    2.84
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                             (1.94)    (1.09)    2.84
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                                   --      (.35)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                             --      (.35)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 9.46    $11.40   $12.84
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                              (17.02)    (9.02)^d 28.40^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                            60        28        3
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                 1.13      1.33     7.49*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                  1.11      1.02     1.10*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                       (.21)     (.37)    (.19)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       98       323      336*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

SVS Focus Value+Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital through a portfolio of growth and value stocks.

The portfolio normally invests at least 65% of total assets in U.S. common stocks. Although the portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The portfolio manages risk by investing in both growth and value stocks. The portfolio seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The portfolio retains two portfolio management teams dedicated to managing the growth and value portions of the portfolio, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategy.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given company than a diversified portfolio, factors affecting that company could affect portfolio performance. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry.

It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall portfolio but creating additional costs for the portfolio. Because the managers periodically rebalance the portfolio to maintain an approximately even allocation between growth and value securities, the portfolio may also incur additional costs since sales of portfolio securities may result in higher portfolio turnover.

In any given period, either growth stocks or value stocks will generally lag the other; because the portfolio invests in both, it is likely to lag any portfolio that focuses on the type of stock that outperforms during that period, and at times may lag both.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors with long-term goals who want to gain exposure to both growth and value stocks in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Prior to April 8, 2002, a different advisor managed the value portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

 25.47       20.17      16.52      -3.90      -14.35
--------------------------------------------------------
  1997       1998        1999       2000       2001
--------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 23.51%, Q4 1998                   Worst Quarter: -20.60%, Q3 2001

2002 Total Return as of March 31: 1.61%

Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A         -14.35                 7.65               9.32
Index 1                      -11.87                10.70              12.12*
Index 2                      -12.45                10.50              11.82*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 1000 Index, an unmanaged capitalization-weighted price only index that includes the 1000 largest capitalized U.S. companies whose common stocks are traded in the United States.

*   Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

Jennison Associates LLC is the subadvisor to the growth portion of the portfolio. The following people handle the day-to-day management:


  Spiros Segalas                               Kathleen McCarragher
   o Began investment career in 1960.           o Began investment career in 1982.
   o Joined the portfolio in 2001.              o Joined the portfolio in 2001.
   o Founder (1969), President (1993) and       o Director, Executive Vice President and
     Chief Investment Officer (1973),             Domestic Equity Investment Strategist,
     Jennison Associates.                         Jennison Associates since 1998.

Dreman Value Management, L.L.C is the subadvisor to the value portion of the portfolio. The following people handle the day-to-day management:


  David Dreman                                 F. James Hutchinson
  Lead Portfolio Manager                        o Began investment career in 1986.
   o Began investment career in 1957.           o Joined the portfolio in 2002.
   o Joined the portfolio in 2002.              o Prior to joining Dreman Value Management,
   o Founder and Chairman, Dreman Value           L.L.C. in 2000, associated with The Bank
     Management, L.L.C. since 1977.               of New York for over 30 years in both the
                                                  corporate finance and trust/investment
                                                  management areas, including President of
                                                  The Bank of New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Focus Value+Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $16.55    $18.96   $16.71    $14.25   $11.46
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .09^b     .12^b    .08^b     .08      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (2.41)     (.73)    2.62      2.78     2.77
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (2.32)     (.61)    2.70      2.86     2.89
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.10)     (.10)    (.10)       --     (.10)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (1.05)    (1.70)    (.35)     (.40)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (1.15)    (1.80)    (.45)     (.40)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $13.08    $16.55   $18.96    $16.71   $14.25
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (14.35)   (3.90)    16.52     20.17    25.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        140       153      172       152       69
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .79       .81      .83       .78      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .79       .81      .82       .78      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .66      .46       .80      .95
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   180        39      102       102       50
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

SVS Index 500 Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks returns that, before expenses, correspond to the total return of U.S. common stocks as represented by the Standard & Poor's 500 Index (S&P 500 Index).

The portfolio seeks to match, as closely as possible before expenses, the performance of the S&P 500 Index, which emphasizes stocks and securities of large U.S. companies. It does this by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks and securities included in the S&P 500 Index.

In choosing stocks, the portfolio uses an indexing strategy. The portfolio buys the largest stocks of the S&P 500 Index in roughly the same proportion as the index. With the smaller stocks of the S&P 500 Index, the portfolio managers use a statistical process known as sampling to select stocks whose overall performance is expected to be similar to that of the smaller companies in the S&P 500 Index.

The portfolio seeks to keep the composition of its portfolio similar to the S&P 500 Index in industry distribution, market capitalization and significant fundamental characteristics (such as price-to-book ratios and dividend yields). Over the long term, the portfolio managers seek a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

The portfolio will normally sell a stock when it is removed from the S&P 500 Index or as a result of the portfolio's statistical process.

Other Investments

The portfolio may invest up to 20% of total assets in stock index futures and options, as well as short-term debt securities. The portfolio typically invests new flows of money in index futures in order to gain immediate exposure to the S&P 500 Index.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

The portfolio's index strategy involves several risks. The portfolio could underperform the index during short periods or over the long term, either because its selection of stocks failed to track the index or because of the effects of expenses or shareholder transactions.

The portfolio's index strategy also means that it does not have the option of using defensive investments or other management actions to reduce the portfolio's exposure to a declining market.

Another factor that could affect performance is:

o    derivatives could produce disproportionate losses

This portfolio is designed for long-term investors who want a portfolio that is designed to avoid substantially underperforming the overall large-cap stock market.


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Asset Management. SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. Additional information may be found in the portfolio's Statement of Additional Information.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

        -9.93      -12.05
-----------------------------
         2000       2001
-----------------------------

For the periods included in the bar chart:

Best Quarter: 10.61%, Q4 2001                   Worst Quarter: -14.96%, Q3 2001

2002 Total Return as of March 31:  0.11%

Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 9/1/99
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio-- Class A                    -12.05                       -5.90
Index                                  -11.87                      -4.64*
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

* Since 8/31/1999

In the bar chart, total returns for 2000 and 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Patrick Cannon
Managing Director of Deutsche Asset Management and
Lead Manager of the portfolio.
 o Joined the portfolio in 2001.
 o Joined the advisor in 2000 after 10 years of experience in various management, trading and strategic positions at Barclays Global Investors, including principal and head of small cap equities and member of global index investment subcommittee, as quantitative asset consultant for IPAC Securities Limited and as company statistician for Johnson and Johnson Pacific.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Index 500 Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                       2001     2000^a   1999^a,c
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $ 9.78    $10.96   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                                        .08       .10      .10
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                           (1.26)    (1.18)     .86
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                             (1.18)    (1.08)     .96
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                         (.05)     (.05)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                                   --      (.05)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                           (.05)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 8.55    $ 9.78   $10.96
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)d                                                                             (12.05)    (9.93)    9.55**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                           219       102       32
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                  .65       .88      .84*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                   .55       .54      .55*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                        .88       .90     3.72*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       13        20        1*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c For the period from September 1, 1999 (commencement of operations) to December 31, 1999.

^d   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS INVESCO Dynamic Growth Portfolio

formerly SVS Dynamic Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

The portfolio is actively managed and invests primarily in common stocks of mid-sized companies. The portfolio defines mid-sized companies as companies that are included in the Russell Mid-Cap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At January 31, 2002, the smallest company in the Index had a market capitalization of $174 million and the largest company had a market capitalization of $1.7 billion. The portfolio also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds.

The core of the portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors.

The portfolio's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the portfolio's investments are usually bought and sold relatively frequently.

While the portfolio generally invests in mid-size companies, it sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies and the price of portfolio shares tends to fluctuate more than it would if the portfolio invested in the securities of larger companies.

Other Investments

While the portfolio invests mainly in U.S. securities, it could invest up to 25% of total assets in foreign securities. Securities of Canadian Issuers and American Depository Receipts are not subject to this 25% limitation.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small and mid-size company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Stocks of mid-size companies tend to be more volatile than stocks of larger companies, in part because mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it might be hard to value some investments or to get an attractive price for them

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

The Portfolio Manager

The portfolio's subadvisor is INVESCO. The portfolio manager is Timothy J. Miller. Mr. Miller is Chief Investment Officer, a director and senior vice president of INVESCO. Mr. Miller joined INVESCO in 1992 and has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS INVESCO Dynamic Growth Portfolio -- Class A

------------------------------------------------------------------------------------------------------
                                                                                             2001^a
------------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                        $10.00
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                                     (.02)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions^d                       (1.18)
------------------------------------------------------------------------------------------------------
  Total from investment operations                                                           (1.20)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $ 8.80
------------------------------------------------------------------------------------------------------
Total Return (%)^c                                                                          (12.00)**
------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                          23
------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                               1.97*
------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                1.30*
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                     (.40)*
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                     40*
------------------------------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

*    Annualized

**   Not annualized

SVS Janus Growth And Income Portfolio

formerly SVS Growth And Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth and current income.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio's assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, risk factors or other matters

o    debt securities may be subject to interest rate risk and credit risk

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

                   -9.18      -12.28
----------------------------------------
                    2000       2001
----------------------------------------

For the periods included in the bar chart:

Best Quarter: 8.25%, Q4 2001                    Worst Quarter: -13.64%, Q3 2001

2002 Total Return as of March 31: -0.11%


Average Annual Total Returns (%) as of 12/31/2001

                                                               Since 10/29/99
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                   -12.28                       -3.97

Index                                  -11.87                      -6.45*
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Since 10/31/99

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus") (formerly, Janus Capital Corporation). The portfolio manager is David Corkins. Mr. Corkins joined Janus in 1995 and has managed the portfolio since its inception.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth And Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                                     2001^e   2000^a   1999^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $10.40   $11.49    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                                        .08      .12        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                           (1.36)   (1.16)     1.49
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                             (1.28)   (1.04)     1.49
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                         (.07)      --        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                                   --     (.05)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                           (.07)    (.05)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 9.05   $10.40    $11.49
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                              (12.28)   (9.18)^d  14.93^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                           179      104        16
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                 1.05     1.10      2.58*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                  1.05     1.01      1.10*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                        .90     1.07      (.05)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       48       39        53*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

^e As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

*    Annualized

**   Not annualized

SVS Janus Growth Opportunities Portfolio formerly SVS Growth Opportunities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the portfolio is unable to find investments with earnings growth potential, a significant portion of the portfolio's assets may be in cash or similar investments.

The portfolio invests primarily in equity securities selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities will appreciate in value. The portfolio manager generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

      -11.42     -23.76
---------------------------
       2000       2001
---------------------------

For the periods included in the bar chart:

Best Quarter: 14.89%, Q4 2001                   Worst Quarter: -25.46%, Q3 2001

2002 Total Return as of March 31: -3.18%


Average Annual Total Returns (%) as of 12/31/2001

                                                              Since 10/29/1999
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio-- Class A                    -23.76                      -10.43
Index                                  -11.87                      -6.45*
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Since 10/31/1999

In the bar chart, total returns for 2000 and 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.


The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus") (formerly, Janus Capital Corporation). The portfolio manager is Marc Pinto. Mr. Pinto joined Janus in 1994 and has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth Opportunities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                      2001     2000^a   1999^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $10.31    $11.64   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                                       (.03)     (.02)       --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                           (2.42)    (1.31)    1.64
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                             (2.45)    (1.33)    1.64
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 7.86    $10.31   $11.64
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                              (23.76)   (11.42)d  16.43^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                           164       139       17*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                 1.11      1.06     2.60*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                  1.10      1.01     1.10*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                       (.31)     (.20)    (.34)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       34        14        1*
---------------------------------------------------------------------------------------------------------------------------


^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS MFS Strategic Value Portfolio


The Portfolio's Main Investment Strategy

The portfolio's investment objective is to provide capital appreciation. The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which the manager believes are undervalued in the market relative to their long term potential. The equity securities of these companies may be undervalued because they are temporarily out of favor in the market due to:

o    a decline in the market

o    poor economic conditions

o developments that have affected or may affect the issuer of the securities or the issuer's industry; or

o    the market has overlooked them

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The portfolio also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative values make such purchases attractive.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the manager and the subadvisor's large group of equity research analysts.

Other Investments

The portfolio may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies. The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o    value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

The Portfolio Manager

The portfolio's subadvisor is Massachusetts Financial Services Company. The portfolio manager is Kenneth J. Enright. Mr. Enright is a Senior Vice President of MFS and a Chartered Financial Analyst, has been employed in the investment management area of the subadvisor since 1986 and joined the portfolio in 2002.

SVS Oak Strategic Equity Portfolio
formerly SVS Strategic Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion). In selecting investments, the portfolio manager chooses stocks of companies which he believes have above-average growth potential at attractive prices. The portfolio manager's investment process begins with a top-down analysis of industry sectors that he believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. The portfolio manager then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management. The portfolio manager buys and holds companies for the long-term and seeks to keep portfolio turnover to a minimum.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

The Portfolio Manager

The portfolio's subadvisor is Oak Associates, Ltd. The portfolio manager is James D. Oelschlager. Mr. Oelschlager began his investment career in 1970 and founded Oak Associates, Ltd. in 1985. Mr. Oelschlager has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Oak Strategic Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2001^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                             $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                                                          (.02)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                                              (2.38)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                                (2.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                   $ 7.60
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)^c                                                                                              (24.00)**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                               44
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                                    1.44*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                                     1.15*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                         (.43)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                          3*
---------------------------------------------------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS Turner Mid Cap Growth Portfolio
formerly SVS Mid Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of U.S. companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Mid Cap Growth Index. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index (as of December 31, 2001, the Index had a median market capitalization of $2.7 billion). The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth prospects. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small and mid-size company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Stocks of mid-size companies tend to be more volatile than stocks of larger companies, in part because mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o at times, it might be hard to value some investments or to get an attractive price for them

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

The Portfolio Managers

The portfolio's subadvisor is Turner Investment Partners, Inc. The portfolio managers are Christopher K. McHugh, William C. McVail and Robert E. Turner, who have each managed the portfolio since its inception. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner Investment Partners, Inc. Mr. McVail began his investment career in 1988 and joined Turner Investment Partners, Inc. in 1998 after serving as a portfolio manager at PNC Equity Advisors. Mr. Turner began his investment career in 1981 and is the founder, chairman and Chief Investment Officer of Turner Investment Partners, Inc.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Turner Mid Cap Growth Portfolio -- Class A

--------------------------------------------------------------------------------------------------
                                                                                        2001^a
--------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $10.00
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:                                                (.04)
  Net investment income (loss)^b
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactionsd                   (1.14)
--------------------------------------------------------------------------------------------------
  Total from investment operations                                                      (1.18)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $ 8.82
--------------------------------------------------------------------------------------------------
Total Return (%)^c                                                                     (11.80)**
--------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                     48
--------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                          1.82*
--------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                           1.30*
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                (.76)*
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                               205*
--------------------------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Blue Chip Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government Securities Portfolio

Scudder High Yield Portfolio

Scudder Investment Grade Bond Portfolio

Scudder New Europe Portfolio

Scudder Small Cap Growth Portfolio

Scudder Technology Growth Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Index 500 Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end (annualized for the portfolios with less than 12 months of operation), as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Aggressive Growth Portfolio                                 0.75%

Scudder Blue Chip Portfolio                                         0.65%

Scudder Contrarian Value Portfolio                                  0.75%

Scudder Global Blue Chip Portfolio                                  1.00%

Scudder Government Securities Portfolio                             0.55%

Scudder Growth Portfolio                                            0.60%

Scudder High Yield Portfolio                                        0.60%

Scudder International Select Equity Portfolio                       0.75%

Scudder Investment Grade Bond Portfolio                             0.60%

Scudder Money Market Portfolio                                      0.50%

Scudder New Europe Portfolio                                       0.22%+

Scudder Small Cap Growth Portfolio                                  0.65%

Scudder Strategic Income Portfolio                                  0.65%

Scudder Technology Growth Portfolio                                 0.74%

Scudder Total Return Portfolio                                      0.55%

SVS Davis Venture Value Portfolio                                  0.95%*

SVS Dreman Financial Services Portfolio                             0.75%

SVS Dreman High Return Equity Portfolio                             0.75%

SVS Dreman Small Cap Value Portfolio                                0.75%

SVS Eagle Focused Large Cap Growth Portfolio                        0.95%

SVS Focus Value+Growth Portfolio                                    0.75%

SVS Index 500 Portfolio                                             0.44%

SVS INVESCO Dynamic Growth Portfolio                              0.90%+*

SVS Janus Growth And Income Portfolio                               0.95%

SVS Janus Growth Opportunities Portfolio                            0.95%

SVS Oak Strategic Equity Portfolio                                0.89%+*

SVS Turner Mid Cap Growth Portfolio                               0.98%+*
--------------------------------------------------------------------------------

+ Reflecting the effect of expense limitations and/or fee waivers then in effect.

*    Annualized effective rate.

By contract, the total annual operating expenses of the below portfolios are capped, as a percentage of each portfolio's average daily net assets, until April 30, 2003:

Portfolio Name                                                Expense Rate
--------------------------------------------------------------------------------
Scudder Aggressive Growth Portfolio                              0.95%

Scudder Blue Chip Portfolio                                      0.95%

Scudder Contrarian Value Portfolio                               0.80%

Scudder Global Blue Chip Portfolio                               1.56%

Scudder Investment Grade Bond Portfolio                          0.80%

Scudder New Europe Portfolio                                     1.12%

Scudder Strategic Income Portfolio                               1.05%

Scudder Technology Growth Portfolio                              0.95%

SVS Davis Venture Value Portfolio                                1.15%

SVS Dreman Financial Services Portfolio                          0.99%

SVS Dreman High Return Equity Portfolio                          0.87%

SVS Dreman Small Cap Value Portfolio                             0.84%

SVS Eagle Focused Large Cap Growth Portfolio                     1.15%

SVS Focus Value+Growth Portfolio                                 0.84%

SVS Index 500 Portfolio                                          0.55%

SVS INVESCO Dynamic Growth Portfolio                             1.30%

SVS Janus Growth And Income Portfolio                            1.15%

SVS Janus Growth Opportunities Portfolio                         1.15%

SVS MFS Strategic Value Portfolio                                1.15%

SVS Oak Strategic Equity Portfolio                               1.15%

SVS Turner Mid Cap Growth Portfolio                              1.30%
--------------------------------------------------------------------------------

Effective April 5, 2002, SVS Index 500 Portfolio pays the advisor a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets                                    Fee Rate
--------------------------------------------------------------------------------
On the first $250 million                                    0.370%

On the next $250 million                                     0.330%

On the next $500 million                                     0.310%

On the next $1.5 billion                                     0.295%

Over $2.5 billion                                            0.270%
--------------------------------------------------------------------------------

Effective May 1, 2002, SVS MFS Strategic Value Portfolio pays the advisor a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets                                    Fee Rate
--------------------------------------------------------------------------------
On the first $250 million                                    0.950%

On the next $250 million                                     0.925%

On the next $500 million                                     0.900%

On the next $500 million                                     0.825%

On the next $1 billion                                       0.800%

Over $2.5 billion                                            0.775%
--------------------------------------------------------------------------------

Portfolio Subadvisors


Subadvisor for Scudder New Europe Portfolio

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of the portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Subadvisor for SVS Davis Venture Value Portfolio

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to SVS Davis Venture Value Portfolio. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DeIM pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor to SVS Davis Venture Value Portfolio.

Subadvisor for SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio.

Effective January 18, 2002, Dreman Value Management Inc., receives a subadvisory fee at an annualized rate of 0.375% of the average daily net assets for SVS Dreman Small Cap Value Portfolio. Effective December 1, 2001, Dreman Value Management, L.L.C. receives a subadvisory fee at an annualized rate of 0.3375% of the average daily net assets for each of SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio. In addition, Dreman Value Management may receive additional fees from the advisor in the event that sales targets for the increase of assets under management are not met during specified measurement periods.

Subadvisor for SVS Eagle Focused Large Cap Growth Portfolio

Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida, is the subadvisor to SVS Eagle Focused Large Cap Growth Portfolio. As of March 31, 2002, Eagle Asset Management, Inc. manages approximately $6 billion in assets for institutional, high net worth individuals and subadvisory clients. DeIM pays a fee to Eagle Asset Management, Inc. for acting as subadvisor to SVS Eagle Focused Large Cap Growth Portfolio.

Subadvisors for SVS Focus Value+Growth Portfolio

Jennison Associates LLC, a wholly-owned subsidiary of The Prudential Insurance Company of America, located at 466 Lexington Avenue, New York, 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2001, Jennison Associates managed approximately $62 billion on behalf of its clients.

DeIM pays Jennison Associates for acting as subadvisor to the "growth" portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates as shown below:

Average Daily Net Assets                                      Fee Rate
--------------------------------------------------------------------------------
On the first $100 million                                      0.450%

On the next $400 million                                       0.400%

On the next $500 million                                       0.350%

On the next $1 billion                                         0.300%

Over $2 billion                                                0.250%
--------------------------------------------------------------------------------

Effective April 5, 2002 Dreman Value Management, L.L.C., 10 Exchange Place, Suite 2150, Jersey City, New Jersey, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets as of January 31, 2002.

DeIM pays Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio's average daily net assets subadvised by Dreman Value Management as shown below:

Average Daily Net Assets                                      Fee Rate
--------------------------------------------------------------------------------
On the first $250 million                                     0.4000%

On the next $250 million                                      0.3500%

On the next $500 million                                      0.3375%

Over $1 billion                                               0.3150%
--------------------------------------------------------------------------------

Subadvisor for SVS INVESCO Dynamic Growth Portfolio

INVESCO, located at 4350 South Monaco Street, Denver, Colorado 80237, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO was founded in 1932 and manages, as of December 31, 2001, over $29 billion for more than 3,247,692 shareholder accounts of 46 INVESCO mutual funds. INVESCO is a subsidiary of AMVESCAP plc, an international investment management company that manages, more than $397.9 billion in assets worldwide. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East. DeIM pays a fee to INVESCO for acting as subadvisor to SVS INVESCO Dynamic Growth Portfolio.

Subadvisor for SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio

Janus Capital Management LLC ("Janus") (formerly, Janus Capital Corporation), 100 Fillmore Street, Denver, Colorado, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. They began serving as investment advisor to Janus Fund in 1970 and currently serve as investment advisor to all of the Janus Funds, act as subadvisor for a number of private-label mutual funds and provide separate account advisory services for institutional accounts. DeIM pays a fee to Janus for acting as subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio.

Subadvisor for SVS MFS Strategic Value Portfolio

Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to SVS MFS Strategic Value Portfolio. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $137 billion as of October 31, 2001.

DeIM pays a fee to MFS for serving as subadvisor to SVS MFS Strategic Value Portfolio as shown below:

Average Daily Net Assets                                 Annualized Rate
--------------------------------------------------------------------------------
On the first $100 million                                    0.475%

On the next $150 million                                     0.425%

On the next $250 million                                     0.375%

On the next $500 million                                     0.350%

On the next $500 million                                     0.275%

Over $1.5 billion                                            0.250%
--------------------------------------------------------------------------------


Subadvisor for SVS Oak Strategic Equity Portfolio

Oak Associates, Ltd. is the subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd. has approximately $15.1 billion in assets under management. Oak Associates, Ltd.'s principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. DeIM pays a fee to Oak Associates, Ltd. for acting as subadvisor to SVS Oak Strategic Equity Portfolio.

Subadvisor for SVS Turner Mid Cap Growth Portfolio

Turner Investment Partners, Inc., 1235 Westlakes Drive Suite 350, Berwyn, Pennsylvania, 19312 is the subadvisor to SVS Turner Mid Cap Growth Portfolio. As of December 31, 2001, Turner Investment Partners, Inc. had approximately $9.2 billion in assets under management. DeIM pays a fee to Turner Investment Partners, Inc. for acting as subadvisor to SVS Turner Mid Cap Growth Portfolio.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio, except Scudder New Europe Portfolio and Scudder Strategic Income Portfolio, has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

         TOTAL ASSETS - TOTAL LIABILITIES
        ----------------------------------        = NAV
        TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from the last quoted market prices. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.
All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC
222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090
                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II

o Scudder Aggressive Growth Portfolio                           o  SVS Davis Venture Value Portfolio

o Scudder Blue Chip Portfolio                                   o  SVS Dreman Financial Services Portfolio

o Scudder Contrarian Value Portfolio                            o  SVS Dreman High Return Equity Portfolio

o Scudder Global Blue Chip Portfolio                            o  SVS Dreman Small Cap Value Portfolio

o Scudder Government Securities Portfolio                       o  SVS Eagle Focused Large Cap Growth Portfolio

o Scudder Growth Portfolio                                      o  SVS Focus Value+Growth Portfolio

o Scudder High Yield Portfolio                                  o  SVS Index 500 Portfolio

o Scudder International Select Equity Portfolio                 o  SVS INVESCO Dynamic Growth Portfolio

o Scudder Investment Grade Bond Portfolio                       o  SVS Janus Growth And Income Portfolio

o Scudder Money Market Portfolio                                o  SVS Janus Growth Opportunities Portfolio

o Scudder Small Cap Growth Portfolio                            o  SVS MFS Strategic Value Portfolio

o Scudder Technology Growth Portfolio                           o  SVS Oak Strategic Equity Portfolio

o Scudder Total Return Portfolio                                o  SVS Turner Mid Cap Growth Portfolio



Prospectus

May 1, 2002


Class B Shares







This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

                                                                                            Your Investment in
   How the Portfolios Work                                                                  the Portfolios

     3  Scudder Aggressive Growth                40  SVS Dreman High Return                  70  Buying and Selling Shares
        Portfolio                                    Equity Portfolio
                                                                                             70  How the Portfolios Calculate
     5  Scudder Blue Chip Portfolio              42  SVS Dreman Small Cap Value                  Share Price
                                                     Portfolio
     8  Scudder Contrarian Value                                                             71  Distributions
        Portfolio                                45  SVS Eagle Focused Large Cap
                                                     Growth Portfolio                        71  Taxes
    11  Scudder Global Blue Chip
        Portfolio                                47  SVS Focus Value+Growth
                                                     Portfolio
    14  Scudder Government
        Securities Portfolio                     50  SVS Index 500 Portfolio

    17  Scudder Growth Portfolio                 52  SVS INVESCO Dynamic Growth
                                                     Portfolio
    19  Scudder High Yield Portfolio
                                                 54  SVS Janus Growth And Income
    21  Scudder International Select                 Portfolio
        Equity Portfolio
                                                 56  SVS Janus Growth
    24  Scudder Investment Grade                     Opportunities Portfolio
        Bond Portfolio
                                                 58  SVS MFS Strategic Value
    27  Scudder Money Market                         Portfolio
        Portfolio
                                                 60  SVS Oak Strategic Equity
    29  Scudder Small Cap Growth                     Portfolio
        Portfolio
                                                 61  SVS Turner Mid Cap Growth
    31  Scudder Technology Growth                    Portfolio
        Portfolio
                                                 63  Other Policies and Risks
    34  Scudder Total Return Portfolio
                                                 64  Investment Advisor
    37  SVS Davis Venture Value
        Portfolio                                67  Portfolio Subadvisors

    38  SVS Dreman Financial
        Services Portfolio



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Aggressive Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation through the use of aggressive investment techniques.

The portfolio normally invests at least 65% of total assets in equities -- mainly common stocks -- of U.S. companies. Although the portfolio can invest in stocks of any size and market sector, it may invest in initial public offerings
(IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the portfolio's stock selection methods may at times cause it to invest more than 25% of total assets in a single sector. A sector is made up of numerous industries.

In choosing stocks, the portfolio managers look for individual companies in growing industries that have innovative products and services, competitive positions, repeat customers, effective management, control over costs and prices and strong balance sheets and earnings growth.

To a limited extent, the managers may seek to take advantage of short-term trading opportunities that result from market volatility. For example, the managers may increase positions in favored companies when prices decline and may sell fully valued companies when prices rise.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated, other investments offer better opportunities or to adjust its emphasis in a given industry.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform. When growth stock prices fall, you should expect the value of your investment to fall as well. The fact that the portfolio may focus on one or more sectors increases this risk, because factors affecting those sectors could affect portfolio performance.

Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given stock than a diversified portfolio, factors affecting that stock could affect portfolio performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Stocks of small companies (including most that issue IPOs) can be highly volatile because their prices often depend on future expectations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be appropriate for long-term investors who can accept an above-average level of risk to their investment in exchange for potentially higher performance.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Return (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000       -5.20
2001      -21.96

For the periods included in the bar chart:
Best Quarter: 23.35%, Q4 2001                   Worst Quarter: -25.99%, Q3 2001
2002 Total Return as of March 31: -5.09%

Average Annual Total Returns (%) as of 12/31/2001

                                                       Since 5/1/99
                             1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B         -21.96                       1.24

Index 1                      -11.87                      -4.31*

Index 2                      -11.46                      -3.21*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 3000 Index, an unmanaged index composed of the largest-capitalized U.S.-domiciled companies whose stocks trade in the U.S.

*  Since 4/30/1999

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Sewall Hodges                                Peter Chin                              Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche      CFA, Managing Director of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of      Asset Management and Co-Manager of
  portfolio.                                   the portfolio.                          the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     1995 and the portfolio in 1999.              in 1973 and the portfolio in 2002.      in 1988 and the portfolio in 2002.
   o Over 24 years of investment industry       o Over 33 years of investment           o Over 36 years of investment
     experience.                                  industry experience.                    industry experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate     o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                     University of Pennsylvania.

Scudder Blue Chip Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large U.S. companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.2 billion) and that the portfolio managers believe are "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividend history, easy access to credit, solid positions in their industries and strong management. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for attractive "blue chip" companies whose stock price is attractive relative to potential growth. The managers look for factors that could signal future growth, such as new management, products or business strategies.

The managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998       13.56
1999       24.92
2000       -8.07
2001      -16.02

For the periods included in the bar chart:
Best Quarter: 18.19%, Q4 1998                   Worst Quarter: -17.49%, Q3 2001
2002 Total Return as of March 31: 1.18%


Average Annual Total Returns (%) as of 12/31/2001

                                                      Since 5/1/97
                             1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B         -16.02                      4.34

Index 1                      -11.87                      9.51*

Index 2                      -12.45                      9.68*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 1000 Index, an unmanaged capitalization-weighted price-only index that includes the 1000 largest capitalized U.S. companies whose common stocks are traded in the United States.

*  Since 4/30/1997

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:



  Joshua Feuerman                              Michael Patchen
  CFA, Managing Director of Deutsche Asset     Assistant Vice President of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of
  portfolio.                                   the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management
     1999 and the portfolio in 2002.              in 2000, with 4 years of
   o Head of Global Quantitative Equity:          experience including global
     New York.                                    strategies associate at AQR
   o 10 years of experience at State Street       Capital Management and asset
     Global Advisors where he served as           allocation analyst at Goldman
     head of international strategies,            Sachs Asset Management.
     including emerging and developed           o Portfolio manager of
     markets, and earlier in product              international quantitative
     engineering and international equity         strategies: New York.
     research.                                  o Joined the portfolio in 2002.
   o MBA, University of Chicago.

Scudder Contrarian Value Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2001, the Russell 1000 Value Index had a median market capitalization of $3.6 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o        value stocks may be out of favor for certain periods

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1997       30.06
1998       18.96
1999      -10.44
2000       15.84
2001        1.61

For the periods included in the bar chart:
Best Quarter: 15.83%, Q4 2000                   Worst Quarter: -13.80%, Q3 1999
2002 Total Return as of March 31: 4.70%


Average Annual Total Returns (%) as of 12/31/2001

                                                            Since 5/1/96
                       1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B    1.61                10.28               12.11

Index 1               -11.87                10.70               12.12*

Index 2                -5.59                11.13               12.45*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 1000 Value Index, which consists of those stocks in the Russell 1000 Index that have a less-than-average growth orientation.

*  Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Thomas Sassi                                    Frederick L. Gaskin
  Managing Director of Deutsche Asset             Senior Vice President of Deutsche Asset
  Management.                                     Management.
   o Joined Deutsche Asset Management in 1990      o Joined Deutsche Asset Management in 1989
     and the portfolio in 1997.                      and the portfolio in 1997.
   o Over 31 years of investment industry          o Over 16 years of investment industry
     experience.                                     experience.
   o MBA, Hofstra University.                      o MBA, Babcock Graduate School of
                                                     Management at Wake Forest University.

Scudder Global Blue Chip Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio managers believe are "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management. Although the portfolio may invest in any country, it primarily focuses on countries with developed economies (including the U.S.).

In choosing stocks, the portfolio managers look for those blue-chip companies that appear likely to benefit from global economic trends or have promising new technologies or products.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio normally will sell a stock when the managers believe it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. While the portfolio invests mainly in developed countries, it may invest up to 15% of total assets in emerging market debt or equity securities (of which 5% of total assets may be junk bonds, i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

If you are interested in large-cap stocks and want to look beyond U.S. markets, this portfolio may be appropriate for you.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999       26.39
2000       -3.60
2001      -15.69

For the periods included in the bar chart:
Best Quarter: 18.29%, Q4 1999                   Worst Quarter: -11.65%, Q3 2001
2002 Total Return as of March 31: 0.85%


Average Annual Total Returns (%) as of 12/31/2001

                                                      Since 5/5/98
                              1 Year                  Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B         -15.69                      0.11

Index 1                      -11.87                      2.20*

Index 2                      -16.82                     -0.77*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: MSCI World Index, an unmanaged index generally accepted as a benchmark for world equity markets.**

*  Since 4/30/1998

** The portfolio seeks long-term capital growth by investing in securities of companies throughout the world. In light of this, the portfolio's investment advisor believes that it is more appropriate to measure the portfolio's performance against the MSCI World Index than against the S&P 500 Index.

In the bar chart, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The following people handle the day-to-day management of the portfolio:


  William Holzer                                 Peter Crays
  Managing Director of Deutsche Asset            Senior Associate of Deutsche Asset
  Management and Co-Manager of the               Management and Co-Manager of the
  portfolio.                                     portfolio.
   o Joined Deutsche Asset Management in          o Joined Deutsche Asset Management
     1980 and the portfolio in 1998.                in 1999 and the portfolio in 2002.
   o Over 24 years of experience in global        o Vice president/research manager for
     investing.                                     the Americas, IBES International, Inc.
   o MBA, New York University.                      from 1994 to 1999.
                                                  o MBA, Fordham University.
  Steve Wreford
  Vice President of Deutsche Asset               Nick Bratt
  Management and Co-Manager of the               Managing Director of Deutsche Asset
  portfolio.                                     Management and Co-Manager of the
    o Joined Deutsche Asset Management in        portfolio.
      2001 and the portfolio in 2002.             o Joined Deutsche Asset Management
    o Responsible for European                      in 1976 and since that time has over
      Telecommunications Research.                  26 years of experience in
    o Prior to that, served as equity analyst       international investing.
      responsible for European                    o Joined the portfolio in 1998.
      telecommunication research, after five
      years of experience as a
      telecommunication and technology equity
      analyst for CCF International; CCF
      Charterhouse, London and as a management
      consultant for KPMG, U.K.
    o Chartered Accountant (U.S. CPA
      equivalent).

Scudder Government Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o        direct obligations of the U.S. Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers or other matters

o        derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1992            5.64
1993            6.21
1994           -2.99
1995           18.69
1996            2.30
1997            8.69
1998            6.76
1999            0.43
2000           10.65
2001            7.22

For the periods included in the bar chart:
Best Quarter: 6.01%, Q2 1995                    Worst Quarter: -2.77%, Q1 1992
2002 Total Return as of March 31: 0.67%


Average Annual Total Returns (%) as of 12/31/2001

                      1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B   7.22                 6.69                6.21

Index                  8.25                 7.49                7.22
--------------------------------------------------------------------------------

Index: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

For the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 2000 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Scott Dolan                                  Sean McCaffrey                          William Chepolis
  Senior Vice President of Deutsche Asset      CFA, Managing Director of Deutsche      CFA, Senior Vice President of
  Management and Lead Manager of the           Asset Management and Portfolio          Deutsche Asset Management and
  portfolio.                                   Manager of the portfolio.               Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     1989 and the portfolio in 1998.              in 1996 after five years of             in 1998 and the portfolio in 2002.
   o Over 13 years of investment industry         experience as fixed income            o Previously worked at Norwest Bank
     experience.                                  analyst specializing in synthetic       Minnesota, N.A. (now Wells Fargo
   o MS, Boston College.                          GIC bond portfolios at Fidelity         Bank) as a portfolio manager
                                                  Investments.                            (1983-1988, 1993-1998) and foreign
  John Dugenske                                 o Portfolio manager for Stable            exchange currency and option
  CFA, Managing Director of Deutsche Asset        Value strategies, responsible for       trader (1988-1995).
  Management and Portfolio Manager of the         overseeing the group's stable
  portfolio.                                      value and bond index efforts in
   o Joined Deutsche Asset Management in          asset-backed and mortgage-backed
     1998 and the portfolio in 1998.              securities as well as other
   o Over 12 years of investment industry         financial instruments underlying
     experience.                                  synthetic GICs: New York.
   o MSME, University of Illinois.              o MBA, Yale University.
   o MBA, University of Illinois.               o Joined the portfolio in 2002.

Scudder Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2001, the Russell 1000 Growth Index had a median market capitalization of $3.6 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1992            3.31
1993           14.34
1994           -4.26
1995           32.64
1996           21.32
1997           21.04
1998           14.82
1999           36.78
2000          -19.26
2001          -22.54


For the periods included in the bar chart:
Best Quarter: 28.86%, Q4 1999                   Worst Quarter: -22.02%, Q3 1998
2002 Total Return as of March 31: -2.20%


Average Annual Total Returns (%) as of 12/31/2001

                      1 Year              5 Years              10 Years
-------------------------------------------------------------------------------
Portfolio -- Class B  -22.54               3.52                 8.02

Index 1               -20.42               8.27                10.79

Index 2               -11.87              10.70                12.94
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 2: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  William Gadsden                                  Jesse Stuart
  CFA, Managing Director of Deutsche Asset         Senior Vice President of Deutsche Asset
  Management and Co-Manager of the portfolio.      Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1983       o Joined Deutsche Asset Management in 1996
     and the portfolio in 2002.                       and the portfolio in 2002.
   o Over 21 years of investment industry           o Over 6 years of investment industry
     experience.                                      experience.
   o MBA, Wharton Business School, University
     of Pennsylvania.

Scudder High Yield Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 80% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o        currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1992           17.47
1993           19.69
1994           -2.49
1995           17.10
1996           13.77
1997           11.33
1998            1.20
1999            1.90
2000           -8.91
2001            2.37


For the periods included in the bar chart:
Best Quarter: 10.78%, Q1 1992                   Worst Quarter: -6.72%, Q3 1998
2002 Total Return as of March 31: 1.65%


Average Annual Total Returns (%) as of 12/31/2001

                      1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B   2.37                1.37                  6.94

Index 1               19.33                9.61                 11.74

Index 2                6.16                3.20                  7.88
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Andrew Cestone                                  Harry Resis, Jr.
  Director of Deutsche Asset Management and       Managing Director of Deutsche Asset
  Co-Manager of the portfolio.                    Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998      o Joined Deutsche Asset Management in 1988
     and the portfolio in 2002.                      to direct the fixed income department's
   o Prior to that, investment analyst,              taxable fixed-income trading.
     Phoenix Investment Partners, from 1997 to     o Over 34 years of investment industry
     1998; prior to that, credit officer,            experience.
     asset based lending group, Fleet Bank,        o Joined the portfolio in 1992.
     from 1995 to 1997.

Scudder International Select Equity Portfolio

formerly Scudder International Research Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index such as Germany, Australia, Singapore and Japan. The portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors. The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The portfolio will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 20% of net assets in investment-grade debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, you should expect the value of your investment to fall as well. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons that include political and economic uncertainties, less liquid securities markets and a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o a bond could fall in credit quality, go into default or be paid off earlier than expected, which could hurt the portfolio's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a diversified international portfolio whose strategy focuses on the advisor's top research recommendations.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993           32.49
1994           -3.83
1995           12.55
1996           16.20
1997            9.19
1998            9.74
1999           45.35
2000          -20.68
2001          -24.62

For the periods included in the bar chart:
Best Quarter: 30.95%, Q4 1999                   Worst Quarter: -17.38%, Q3 1998
2002 Total Return as of March 31: 0.69%


Average Annual Total Returns (%) as of 12/31/2001

                                                            Since 1/6/92
                      1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B  -24.62               0.81                 5.57

Index                 -21.44               0.89                 4.46*
--------------------------------------------------------------------------------

Index: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

*  Since 12/31/1991

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Elizabeth van Caloen                         Alicia Damley                           Ahmad Zuaiter
  Managing Director of Deutsche Asset          CFA, Vice President of Deutsche         Vice President of Deutsche Asset
  Management and Co-Manager of the             Asset Management and Co-Manager of      Management and Co-Manager of the
  portfolio.                                   the portfolio.                          portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     1987 and the portfolio in 2001.              in 2001 and the portfolio in 2002.      in 2000 and the portfolio in 2002.
   o Responsible for Japanese research,         o Global equity analyst                 o Global research analyst
     focusing on consumer goods, retail and       specializing in European                responsible for Middle East and
     pharmaceutical companies.                    insurance stocks.                       North Africa Region.
   o MA, Indiana University.                    o Prior to that, DuPont Capital         o Prior to that, EFG-Hermes,
   o MA, Princeton University.                    Management, portfolio analyst in        Manager, Regional & GDR Trading;
   o MBA, New York University.                    international equities; Deloitte        Arabian General Investment
                                                  Touche Tohmatsu; analyst of             Corporation, portfolio manager,
                                                  global financial services               Capital Markets; Merrill Lynch &
                                                  companies.                              Company, Inc., Associate
                                                o MBA, University of Toronto.             International Equity Trading.
                                                o Chartered Accountant (U.S. CPA        o MBA, Harvard Business School.
                                                  equivalent)

Scudder Investment Grade Bond Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

The portfolio can buy many types of income-producing securities, among them corporate bonds, U.S. government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in U.S. dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in U.S. bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio managers use independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The managers also consider valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

Although the portfolio invests primarily in bonds of the top four grades of credit quality, it could invest up to 20% of net assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. Changes in interest rates will also affect the portfolio's yield: when rates fall, the portfolio's yield tends to fall as well.

Because the economy affects corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart in the table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1997          8.76
1998          7.67
1999         -2.30
2000          9.63
2001          5.45

For the periods included in the bar chart:
Best Quarter: 3.80%, Q4 2000                    Worst Quarter: -1.29%, Q2 1999
2002 Total Return as of March 31: -0.89%


Average Annual Total Returns (%) as of 12/31/2001

                                                             Since 5/1/96
                      1 Year              5 Years            Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B   5.45                 5.75                5.68

Index                  8.50                 7.37                7.59*
--------------------------------------------------------------------------------

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

*  Since 4/30/1996

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  David Baldt                                  Daniel Taylor                              Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche Asset      Managing Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the           Management and Consultant to the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1989 and the portfolio in 2002.              1998 and the portfolio in 2002.            1991 and the portfolio in 2002.
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income              o Over 12 years of investment industry
     Income Fund Group.                           portfolio manager, asset-backed            experience.
                                                  securities analyst and senior credit     o Head of Emerging Market Debt for
  J. Christopher Gagnier                          analyst, CoreStates Investment             London Fixed Income and responsible
  Director of Deutsche Asset Management and       Advisors, from 1992 to 1998.               for coordinating research into
  Co-Manager of the portfolio.                                                               Continental European Markets and
   o Joined Deutsche Asset Management in       Thomas Flaherty                               managing global fixed income,
     1997 and the portfolio in 2002.           Director of Deutsche Asset Management         balanced and cash based portfolio:
   o Prior to that, portfolio manager,         and Co-Manager of the portfolio.              London.
     Paine Webber (1984-1997).                  o Joined Deutsche Asset Management in
   o Analyst specializing in asset-backed         1995 and the portfolio in 2002.         Timothy Vile
     securities and government investments.     o Analyst specializing in corporate       Director of Deutsche Asset Management
                                                  bonds and mortgages.                    and Consultant to the portfolio.
  Gary Bartlett                                                                            o Joined Deutsche Asset Management in
  CFA, Director of Deutsche Asset              Andrew Cestone                                1991 with 6 years that included
  Management and Co-Manager of the             Director of Deutsche Asset Management         portfolio manager for fixed income
  portfolio.                                   and Co-Manager of the portfolio.              portfolios at Equitable Capital
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in        Management.
     1992 and the portfolio in 2002.              1998 and the portfolio in 2002.          o Portfolio manager for Enhanced Fixed
   o Analyst specializing in taxable            o Prior to that, Investment Analyst,         Income: London.
     municipal and government investments.        Phoenix Investment Partners, from        o Joined the portfolio in 2002.
   o MBA, Drexel University.                      1997 to 1998. Prior to that, Credit
                                                  Officer, asset based lending group,
  Warren Davis                                    Fleet Bank, from 1995 to 1997.
  Director of Deutsche Asset Management and
  Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.
   o Analyst specializing in mortgage- and
     asset-backed securities.
   o MBA, Drexel University.
   o Analyst specializing in asset-backed
     securities and government securities.

Scudder Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in government securities and instruments issued by domestic banks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1992          3.18
1993          2.57
1994          3.70
1995          5.40
1996          4.76
1997          4.98
1998          4.88
1999          4.58
2000          5.84
2001          3.49

For the periods included in the bar chart:
Best Quarter: 1.50%, Q3 2000                    Worst Quarter: 0.44%, Q4 2001
2002 Total Return as of March 31: 0.28%


Average Annual Total Returns (%) as of 12/31/2001

                       1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B    3.49                 4.75                4.33
--------------------------------------------------------------------------------

For the portfolio's current yield, please call Scudder at (800) 778-1482 or your participating insurance company.

The Portfolio Managers

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Scudder Small Cap Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2001, the Russell 2000 Growth Index had a median market capitalization of $4.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the managers seek companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995           29.75
1996           27.72
1997           33.87
1998           18.07
1999           34.23
2000          -10.93
2001          -28.98

For the periods included in the bar chart:
Best Quarter: 30.88%, Q4 1999                   Worst Quarter: -31.76%, Q3 2001
2002 Total Return as of March 31: -7.00%


Average Annual Total Returns (%) as of 12/31/2001

                                                            Since 5/2/94
                       1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B  -28.98               6.06                 11.53

Index 1                -9.23               2.87                  7.21*

Index 2                 2.49               7.52                 10.54*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*  Since 4/30/1994

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Sewall Hodges                                Peter Chin                                 Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche         CFA, Managing Director of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of the     Asset Management and Co-Manager of the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.              1973 and the portfolio in 2002.            1988 and the portfolio in 2002.
   o Over 24 years of investment industry       o Over 33 years of investment industry     o Over 36 years of investment industry
     experience.                                  experience.                                experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate        o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                        University of Pennsylvania.

Scudder Technology Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector. This may include companies of any size that commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are aerospace, electronics, computers/software, medicine/biotechnology, geology and oceanography.

In choosing stocks, the portfolio managers look for individual companies that have robust and sustainable earnings momentum, large and growing markets, innovative products and services and strong balance sheets, among other factors.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of net assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the portfolio focuses on one sector increases this risk, because factors affecting this sector affect portfolio performance. For example, technology companies could be hurt by such factors as market saturation, price competition and competing technologies.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with three broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000      -21.77
2001      -32.56

For the periods included in the bar chart:
Best Quarter: 28.49%, Q4 2001                   Worst Quarter: -33.68%, Q3 2001
2002 Total Return as of March 31: -5.42%


Average Annual Total Returns (%) as of 12/31/2001

                                                       Since 5/1/99
                             1 Year                    Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B         -32.56                      -2.45

Index 1                      -31.36                      -4.94*

Index 2                      -20.42                      -9.25*

Index 3                      -28.42                      -10.88*
--------------------------------------------------------------------------------

Index 1: JP Morgan H&Q Technology Index (formerly Hambrecht & Quist Technology Index), a market capitalization-weighted index which is composed of publicly traded stocks in approximately 275 technology companies.

Index 2: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 3: Goldman Sachs Technology Index, a modified capitalization-weighted index composed of companies involved in the technology industry.**

*  Since 4/30/1999

** The portfolio seeks growth of capital through investment in common stocks of U.S. companies in the technology sector. In light of this, the portfolio's investment advisor believes that it is more appropriate to measure the portfolio's performance against the Goldman Sachs Technology Index than against the JP Morgan H&Q Technology Index or the Russell 1000 Growth Index.

In the table, total return from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Blair Treisman                            Jonathan Wild                            Stephen Scott
  Vice President of Deutsche Asset          CA, Managing Director of Deutsche        Director of Deutsche Asset Management
  Management and Lead Manager of the        Asset Management and Consultant to       and Consultant to the portfolio.
  portfolio.                                the portfolio.                            o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management         in 1996, previously serving as
     1999 and the portfolio in 2000.           in 1996, previously serving as           team leader of Software and IT
   o Prior to that, Business Services          portfolio manager and analyst for        services, London, and
     Analyst at Salomon Smith Barney           U.K. equities specializing in the        analyst/portfolio manager, Sydney,
     (1999); Senior Research Analyst and       Telecoms sector, London, after 9         after 1 year of experience as
     Hedge Fund Manager at Midtown             years of experience as portfolio         credit analyst for Westpac Banking
     Research Group (1998-1999); Senior        manager for Finsbury Asset               Corporation; lecturer at
     Analyst, Small Cap Growth Equities        Management and analyst at BZW            Securities Institute of Australia.
     Group at Putnam Investments from          having previously qualified as a       o Head of global equity research
     1994-1998.                                chartered accountant at KPMG.            team for Software & Services
   o MBA, Columbia Graduate School of        o Head of global equity research           sector: New York.
     Business.                                 team for Hardware & Equipment          o Graduate diploma from Securities
                                               sector, based in New York: London.       Institute of Australia.
                                             o Joined the portfolio in 2002.          o Joined the portfolio in 2002.

Scudder Total Return Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        growth stocks may be out of favor for certain periods

o        a bond could decline in credit quality or go into default

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1992      1.44
1993     11.85
1994     -9.72
1995     25.65
1996     16.47
1997     19.66
1998     14.85
1999     14.52
2000     -2.87
2001     -6.32

For the periods included in the bar chart:
Best Quarter: 13.25%, Q2 1997                   Worst Quarter: -8.78%, Q3 2001
2002 Total Return as of March 31: -0.55%


Average Annual Total Returns (%) as of 12/31/2001

                       1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B   -6.32                7.45                 7.94

Index 1               -11.87               10.70                12.94

Index 2                 8.50                7.37                 7.27

Index 3               -20.42                8.27                10.79
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average orientation.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  William Gadsden                              David Baldt                             Andrew Cestone
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche      Director of Deutsche Asset Management
  Management and Lead Manager of the           Asset Management and Portfolio          and Portfolio Manager of the portfolio.
  portfolio.                                   Manager of the portfolio.                o Joined Deutsche Asset Management in
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management        1998 and the portfolio in 2002.
     1983 and the portfolio in 2002.              in 1989 and the portfolio in 2002.    o Prior to that, investment analyst,
   o Over 21 years of investment industry       o Chief Investment Officer of the         Phoenix Investment Partners, from
     experience.                                  Fixed Income Fund Group.                1997 to 1998. Prior to that, credit
   o MBA, Wharton Business School,                                                        officer, asset based lending group,
     University of Pennsylvania.               Thomas Flaherty                            Fleet Bank, from 1995 to 1997.
                                               Director of Deutsche Asset
  J. Christopher Gagnier                       Management and Portfolio Manager of     Brett Diment
  Director of Deutsche Asset Management and    the portfolio.                          Managing Director of Deutsche Asset
  Portfolio Manager of the portfolio.           o Joined Deutsche Asset Management     Management and Consultant to the
   o Joined Deutsche Asset Management in          in 1995 and the portfolio in 2002.   portfolio.
     1997 and the portfolio in 2002.            o Analyst specializing in corporate     o Joined Deutsche Asset Management in
   o Prior to that, portfolio manager,            bonds and mortgages.                    1991 and the portfolio in 2002.
     Paine Webber (1984-1997).                                                          o Over 12 years of investment industry
   o Analyst specializing in asset-backed      Janet Campagna                             experience.
     securities and government investments.    Managing Director of Deutsche Asset      o Head of Emerging Market Debt for
                                               Management and Portfolio Manager of        London Fixed Income and responsible
  Warren Davis                                 the portfolio.                             for coordinating research into
  Director of Deutsche Asset Management and     o Joined Deutsche Asset Management        Continental European Markets and
  Portfolio Manager of the portfolio.             in 1999 and the portfolio in 2002.      managing global fixed income,
   o Joined Deutsche Asset Management in        o Head of global and tactical asset       balanced and cash based portfolios:
     1995 and the portfolio in 2002.              allocation.                             London.
   o Analyst specializing in mortgage- and      o Investment strategist and manager
     asset-backed securities.                     of the asset allocation              Timothy Vile
   o MBA, Drexel University.                      strategies group for Barclays        Director of Deutsche Asset Management
                                                  Global Investors from 1994 to        and Consultant to the portfolio.
  Gary Bartlett                                   1999.                                 o Joined Deutsche Asset Management in
  CFA, Director of Deutsche Asset               o Over ten years of investment            1991 with 6 years of investment
  Management and Portfolio Manager of the         industry experience.                    industry experience that included
  portfolio.                                    o Master's degree in Social Science       portfolio manager for fixed income
   o Joined Deutsche Asset Management in          from California Institute of            portfolios at Equitable Capital
     1992 and the portfolio in 2002.              Technology.                             Management.
   o Analyst specializing in taxable            o Ph.D, Political Science from          o Portfolio Manager for Enhanced Fixed
     municipal and government investments.        University of California at             Income: London.
   o MBA, Drexel University.                      Irvine.                               o Joined the portfolio in 2002.

  Daniel Taylor
  CFA, Vice President of Deutsche Asset
  Management and Portfolio Manager of the
  portfolio.
   o Joined Deutsche Asset Management in
     1998 and the portfolio in 2002.
   o Prior to that, fixed income portfolio
     manager, asset backed securities
     analyst and senior credit analyst,
     CoreStates Investment Advisors (1992
     -1998).
   o Analyst specializing in asset-backed
     securities and government securities.

SVS Davis Venture Value Portfolio

formerly SVS Venture Value Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of quality, overlooked growth companies at value prices and hold them for the long term. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company's true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.

Other Investments

The portfolio may also invest in foreign companies and U.S. companies with smaller market capitalizations.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o        value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

The Portfolio Managers

The portfolio's subadvisor is Davis Selected Advisers, L.P. The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg, who have each managed the portfolio since inception. Mr. Davis is Chief Executive Officer of Davis Selected Advisers, L.P. and manages several funds advised by the firm. Mr. Davis began his investment career and joined the subadvisor in 1988. Mr. Feinberg also manages several funds advised by Davis Selected Advisers, L.P, began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

SVS Dreman Financial Services Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. This may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio manager begins by screening for financial services stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The manager assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various financial industries. The manager may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform, and in this case, financial services stocks. When stock prices decline, you should expect the value of your investment to decline as well. The fact that the portfolio focuses on a single sector increases this risk, because factors affecting that sector could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given stock than a diversified fund, factors affecting that stock could affect the portfolio's performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o        value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o the bond portion of the portfolio could be hurt by rising interest rates or declines in credit quality

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999           -5.29
2000           26.72
2001           -5.09

For the periods included in the bar chart:
Best Quarter: 22.27%, Q3 2000                   Worst Quarter: -13.13%, Q3 1999
2002 Total Return as of March 31: 3.39%


Average Annual Total Returns (%) as of 12/31/2001

                                                      Since 5/4/98
                             1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B          -5.09                      2.94

Index 1                       -8.95                      4.20*

Index 2                      -11.87                      2.20*
--------------------------------------------------------------------------------

Index 1: S&P Financial Index, a capitalization-weighted price-only index representing 11 financial industries and 74 financial companies.

Index 2: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*  Since 4/30/1998

In the bar chart, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio's subadvisor is Dreman Value Management L.L.C. The following person handles the day-to-day management of the portfolio:

  David Dreman
  Managing Director of the subadvisor and Manager of the portfolio.
    o Began investment career in 1957.
    o Joined the portfolio in 2001.
    o Founder and Chairman, Dreman Value Management L.L.C. since 1977.

SVS Dreman High Return Equity Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). The portfolio focuses on stocks of large U.S. companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.4 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The portfolio may invest up to 20% of net assets in U.S. dollar-denominated American Depositary Receipts and in securities of foreign companies traded principally in securities markets outside the U.S.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the portfolio exposure to future stock market movements without direct ownership of stocks, although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio concentrates in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o        value stocks may be out of favor for certain periods

o        derivatives could produce disproportionate losses

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999          -11.38
2000           30.19
2001            1.44

For the periods included in the bar chart:
Best Quarter: 16.87%, Q3 2000                   Worst Quarter: -12.35%, Q3 1999
2002 Total Return as of March 31: 5.85%


Average Annual Total Returns (%) as of 12/31/2001

                                                      Since 5/4/98
                             1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B           1.44                      5.15

Index                        -11.87                      2.20*
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*  Since 4/30/1998

In the bar chart, total returns for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:


  David Dreman                                       F. James Hutchinson
  Managing Director of the subadvisor and            Managing Director of the subadvisor and
  Co-Manager of the portfolio.                       Co-Manager of the portfolio.
   o Began investment career in 1957.                 o Began investment career in 1986.
   o Joined the portfolio in 2001.                    o Joined the portfolio in 2002.
   o Founder and Chairman, Dreman Value               o Prior to joining Dreman Value Management,
     Management, L.L.C. since 1977.                     L.L.C. in 2000, associated with The Bank of
                                                        New York for over 30 years in both the
                                                        corporate finance and trust/investment
                                                        management areas, including President of
                                                        The Bank of New York (NJ).

SVS Dreman Small Cap Value Portfolio

formerly Scudder Small Cap Value Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2001, the Russell 2000 Value Index had a median market capitalization of $414 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of U.S.
dollar-denominated American Depositary Receipts.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o        value stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1997           21.43
1998          -11.47
1999            2.54
2000            3.79
2001           17.37

For the periods included in the bar chart:
Best Quarter: 18.31%, Q2 2001                   Worst Quarter: -22.52%, Q3 1998
2002 Total Return as of March 31: 13.19%


Average Annual Total Returns (%) as of 12/31/2001

                                                            Since 5/1/96
                       1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B   17.37                 6.07                5.65

Index 1                 2.49                 7.52                7.57*

Index 2                14.02                11.21               12.25*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 2: Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*  Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:


  David Dreman                                 Nelson Woodward
  Managing Director of the subadvisor and      Managing Director of the subadvisor and
  Co-Manager of the portfolio.                 Co-Manager of the portfolio.
   o Began investment career in 1957.           o Began investment career in 1957.
   o Joined the portfolio in 2002.              o Joined the portfolio in 2002.
   o Founder and Chairman, Dreman Value
     Management, L.L.C. since 1977.

SVS Eagle Focused Large Cap Growth Portfolio

formerly SVS Focused Large Cap Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth through long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in the equity securities of seasoned, financially strong U.S. growth companies that are similar in size to the companies in the Russell 1000 Growth Index, which is the primary benchmark for the portfolio, (as of December 31, 2001, the Russell 1000 Growth Index had a median market capitalization of $3.6 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Growth stocks are stocks of companies with above-average earnings growth potential. The portfolio uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors. The portfolio seeks companies that have at the time of purchase one or more of the following characteristics:

o        earnings-per-share or revenue growth greater than the market average;

o a dominant company in its industry with a sustainable competitive advantage; or

o an exceptional management team with a clearly articulated vision of their company's future.

If the stock price appreciates to a level that the portfolio manager believes is not sustainable, the portfolio generally will sell the stock to realize the existing profits and avoid a potential price correction.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company growth portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, risk factors or other matters

o        growth stocks may be out of favor for certain periods

o        derivatives could produce disproportionate losses

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o as with any focused portfolio, there is an increased risk of volatility associated with having fewer securities than would typically be held in a more broadly diversified portfolio

The portfolio manager's skill in choosing appropriate investments for the portfolio will determine in large part the portfolio's ability to achieve its investment goal.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000       -9.25
2001      -17.16

For the periods included in the bar chart:
Best Quarter: 17.42%, Q4 2001                   Worst Quarter: -21.34%, Q3 2001
2002 Total Return as of March 31: -1.22%


Average Annual Total Returns (%) as of 12/31/2001

                                                    Since 10/29/99
                             1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio -- Class B         -17.16                       -1.63

Index 1                      -11.87                       -6.45*

Index 2                      -20.42                      -14.16*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 1000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 1000 Index.

*  Since 10/31/1999

In the bar chart, total returns for 2000 and 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio's subadvisor is Eagle Asset Management, Inc. The portfolio manager is Ashi Parikh. Mr. Parikh joined Eagle Asset Management, Inc. in 1999 and has managed the portfolio since its inception. Prior to 1999, he was employed by an unaffiliated investment advisor.

SVS Focus Value+Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital through a portfolio of growth and value stocks.

The portfolio normally invests at least 65% of total assets in U.S. common stocks. Although the portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The portfolio manages risk by investing in both growth and value stocks. The portfolio seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The portfolio retains two portfolio management teams dedicated to managing the growth and value portions of the portfolio, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategy.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given company than a diversified portfolio, factors affecting that company could affect portfolio performance. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry.

It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall portfolio but creating additional costs for the portfolio. Because the managers periodically rebalance the portfolio to maintain an approximately even allocation between growth and value securities, the portfolio may also incur additional costs since sales of portfolio securities may result in higher portfolio turnover.

In any given period, either growth stocks or value stocks will generally lag the other; because the portfolio invests in both, it is likely to lag any portfolio that focuses on the type of stock that outperforms during that period, and at times may lag both.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors with long-term goals who want to gain exposure to both growth and value stocks in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Prior to April 8, 2002, a different advisor managed the value portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1997           25.16
1998           19.87
1999           16.22
2000           -4.14
2001          -14.57

For the periods included in the bar chart:
Best Quarter: 23.43%, Q4 1998                   Worst Quarter: -20.65%, Q3 2001
2002 Total Return as of March 31: 1.54%


Average Annual Total Returns (%) as of 12/31/2001

                                                            Since 5/1/96
                       1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B   -14.57                7.39                9.05

Index 1                -11.87               10.70               12.12*

Index 2                -12.45               10.50               11.82*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 1000 Index, an unmanaged capitalization-weighted price only index that includes the 1000 largest capitalized U.S. companies whose common stocks are traded in the United States.

*  Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

Jennison Associates LLC is the subadvisor to the growth portion of the portfolio. The following people handle the day-to-day management:


  Spiros Segalas                               Kathleen McCarragher
   o Began investment career in 1960.           o Began investment career in 1982.
   o Joined the portfolio in 2001.              o Joined the portfolio in 2001.
   o Founder (1969), President (1993) and       o Director, Executive Vice President
     Chief Investment Officer (1973),             and Domestic Equity Investment
     Jennison Associates.                         Strategist, Jennison Associates since
                                                  1998.

Dreman Value Management, L.L.C is the subadvisor to the value portion of the portfolio. The following people handle the day-to-day management:

  David Dreman                                 F. James Hutchinson
  Lead Portfolio Manager                        o Began investment career in 1986.
   o Began investment career in 1957.           o Joined the portfolio in 2002.
   o Joined the portfolio in 2002.              o Prior to joining Dreman Value
   o Founder and Chairman, Dreman Value           Management, L.L.C. in 2000,
     Management, L.L.C. since 1977.               associated with The Bank of New York
                                                  for over 30 years in both the
                                                  corporate finance and
                                                  trust/investment management areas,
                                                  including President of The Bank of
                                                  New York (NJ).

SVS Index 500 Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks returns that, before expenses, correspond to the total return of U.S. common stocks as represented by the Standard & Poor's 500 Index (S&P 500 Index).

The portfolio seeks to match, as closely as possible before expenses, the performance of the S&P 500 Index, which emphasizes stocks and securities of large U.S. companies. It does this by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks and securities included in the S&P 500 Index.

In choosing stocks, the portfolio uses an indexing strategy. The portfolio buys the largest stocks of the S&P 500 Index in roughly the same proportion as the index. With the smaller stocks of the S&P 500 Index, the portfolio managers use a statistical process known as sampling to select stocks whose overall performance is expected to be similar to that of the smaller companies in the S&P 500 Index.

The portfolio seeks to keep the composition of its portfolio similar to the S&P 500 Index in industry distribution, market capitalization and significant fundamental characteristics (such as price-to-book ratios and dividend yields). Over the long term, the portfolio managers seek a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

The portfolio will normally sell a stock when it is removed from the S&P 500 Index or as a result of the portfolio's statistical process.

Other Investments

The portfolio may invest up to 20% of total assets in stock index futures and options, as well as short-term debt securities. The portfolio typically invests new flows of money in index futures in order to gain immediate exposure to the S&P 500 Index.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

The portfolio's index strategy involves several risks. The portfolio could underperform the index during short periods or over the long term, either because its selection of stocks failed to track the index or because of the effects of expenses or shareholder transactions.

The portfolio's index strategy also means that it does not have the option of using defensive investments or other management actions to reduce the portfolio's exposure to a declining market.

Another factor that could affect performance is:

o        derivatives could produce disproportionate losses

This portfolio is designed for long-term investors who want a portfolio that is designed to avoid substantially underperforming the overall large-cap stock market.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Asset Management. SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. Additional information may be found in the portfolio's Statement of Additional Information.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000      -10.16
2001      -12.27

For the periods included in the bar chart:
Best Quarter: 10.54%, Q4 2001                   Worst Quarter: -15.01%, Q3 2001
2002 Total Return as of March 31: 0.04%


Average Annual Total Returns (%) as of 12/31/2001

                                                       Since 9/1/99
                             1 Year                    Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B         -12.27                      -6.13

Index                        -11.87                      -4.64*
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*  Since 8/31/1999

In the bar chart, total returns for 2000 and 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


  Patrick Cannon
  Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.
    o Joined the portfolio in 2001.
    o Joined the advisor in 2000 after 10 years of experience in various management, trading and strategic positions at Barclays Global Investors, including principal and head of small cap equities and member of global index investment subcommittee, as quantitative asset consultant for IPAC Securities Limited and as company statistician for Johnson and Johnson Pacific.

SVS INVESCO Dynamic Growth Portfolio

formerly SVS Dynamic Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

The portfolio is actively managed and invests primarily in common stocks of mid-sized companies. The portfolio defines mid-sized companies as companies that are included in the Russell Mid-Cap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At January 31, 2002, the smallest company in the Index had a market capitalization of $174 million and the largest company had a market capitalization of $1.7 billion. The portfolio also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds.

The core of the portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors.

The portfolio's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the portfolio's investments are usually bought and sold relatively frequently.

While the portfolio generally invests in mid-size companies, it sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies and the price of portfolio shares tends to fluctuate more than it would if the portfolio invested in the securities of larger companies.

Other Investments

While the portfolio invests mainly in U.S. securities, it could invest up to 25% of total assets in foreign securities. Securities of Canadian Issuers and American Depository Receipts are not subject to this 25% limitation.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small and mid-size company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Stocks of mid-size companies tend to be more volatile than stocks of larger companies, in part because mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, it might be hard to value some investments or to get an attractive price for them

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

The Portfolio Manager

The portfolio's subadvisor is INVESCO. The portfolio manager is Timothy J. Miller. Mr. Miller is Chief Investment Officer, a director and senior vice president of INVESCO. Mr. Miller joined INVESCO in 1992 and has managed the portfolio since its inception.

SVS Janus Growth And Income Portfolio

formerly SVS Growth And Income Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth and current income.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio's assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, risk factors or other matters

o        debt securities may be subject to interest rate risk and credit risk

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000       -9.40
2001      -12.50

For the periods included in the bar chart:
Best Quarter: 8.19%, Q4 2001                    Worst Quarter: -13.69%, Q3 2001
2002 Total Return as of March 31: -0.17%


Average Annual Total Returns (%) as of 12/31/2001

                                                     Since 10/29/99
                             1 Year                  Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B         -12.50                      -4.21

Index                        -11.87                      -6.45*
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*  Since 10/31/99

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus") (formerly, Janus Capital Corporation). The portfolio manager is David Corkins. Mr. Corkins joined Janus in 1995 and has managed the portfolio since its inception.

SVS Janus Growth Opportunities Portfolio

formerly SVS Growth Opportunities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the portfolio is unable to find investments with earnings growth potential, a significant portion of the portfolio's assets may be in cash or similar investments.

The portfolio invests primarily in equity securities selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities will appreciate in value. The portfolio manager generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, risk factors or other matters

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000      -11.64
2001      -23.88

For the periods included in the bar chart:
Best Quarter: 14.82%, Q4 2001                   Worst Quarter: -25.51%, Q3 2001
2002 Total Return as of March 31: -3.24%


Average Annual Total Returns (%) as of 12/31/2001

                                                     Since 10/29/1999
                             1 Year                  Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B         -23.88                      -10.66

Index                        -11.87                      -6.45*
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*  Since 10/31/1999

In the bar chart, total returns for 2000 and 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus") (formerly, Janus Capital Corporation). The portfolio manager is Marc Pinto. Mr. Pinto joined Janus in 1994 and has managed the portfolio since its inception.

SVS MFS Strategic Value Portfolio


The Portfolio's Main Investment Strategy

The portfolio's investment objective is to provide capital appreciation. The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which the managers believe are undervalued in the market relative to their long term potential. The equity securities of these companies may be undervalued because they are temporarily out of favor in the market due to:

o        a decline in the market

o        poor economic conditions

o developments that have affected or may affect the issuer of the securities or the issuer's industry; or

o        the market has overlooked them

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The portfolio also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative values make such purchases attractive.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the manager and the subadvisor's large group of equity research analysts.

Other Investments

The portfolio may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies. The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o        value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

The Portfolio Managers

The portfolio's subadvisor is Massachusetts Financial Services Company. The portfolio manager is Kenneth J. Enright. Mr. Enright is a Senior Vice President of MFS and a Chartered Financial Analyst, has been employed in the investment management area of the subadvisor since 1986 and joined the portfolio in 2002.

SVS Oak Strategic Equity Portfolio

formerly SVS Strategic Equity Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion). In selecting investments, the portfolio manager chooses stocks of companies which he believes have above-average growth potential at attractive prices. The portfolio manager's investment process begins with a top-down analysis of industry sectors that he believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. The portfolio manager then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management. The portfolio manager buys and holds companies for the long-term and seeks to keep portfolio turnover to a minimum.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

The Portfolio Manager

The portfolio's subadvisor is Oak Associates, Ltd. The portfolio manager is James D. Oelschlager. Mr. Oelschlager began his investment career in 1970 and founded Oak Associates, Ltd. in 1985. Mr. Oelschlager has managed the portfolio since its inception.

SVS Turner Mid Cap Growth Portfolio

formerly SVS Mid Cap Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of U.S. companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap Growth Index. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index (as of December 31, 2001, the Index had a median market capitalization of $2.7 billion). The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth prospects. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small and mid-size company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Stocks of mid-size companies tend to be more volatile than stocks of larger companies, in part because mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o        derivatives could produce disproportionate losses

o at times, it might be hard to value some investments or to get an attractive price for them

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

The Portfolio Managers

The portfolio's subadvisor is Turner Investment Partners, Inc. The portfolio managers are Christopher K. McHugh, William C. McVail and Robert E. Turner, who have each managed the portfolio since its inception. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner Investment Partners, Inc. Mr. McVail began his investment career in 1988 and joined Turner Investment Partners, Inc. in 1998 after serving as a portfolio manager at PNC Equity Advisors. Mr. Turner began his investment career in 1981 and is the founder, chairman and Chief Investment Officer of Turner Investment Partners, Inc.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Blue Chip Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government Securities Portfolio

Scudder High Yield Portfolio

Scudder Investment Grade Bond Portfolio

Scudder Small Cap Growth Portfolio

Scudder Technology Growth Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Index 500 Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end (annualized for the portfolios with less than 12 months of operation), as a percentage of each portfolio's average daily net assets:

Portfolio Name                                 Fee Paid
--------------------------------------------------------------------------------
Scudder Aggressive Growth Portfolio             0.75%

Scudder Blue Chip Portfolio                     0.65%

Scudder Contrarian Value Portfolio              0.75%

Scudder Global Blue Chip Portfolio              1.00%

Scudder Government Securities Portfolio         0.55%

Scudder Growth Portfolio                        0.60%

Scudder High Yield Portfolio                    0.60%

Scudder International Select Equity Portfolio   0.75%

Scudder Investment Grade Bond Portfolio         0.60%

Scudder Money Market Portfolio                  0.50%

Scudder Small Cap Growth Portfolio              0.65%

Scudder Technology Growth Portfolio             0.74%

Scudder Total Return Portfolio                  0.55%

SVS Davis Venture Value Portfolio               0.95%*

SVS Dreman Financial Services Portfolio         0.75%

SVS Dreman High Return Equity Portfolio         0.75%

SVS Dreman Small Cap Value Portfolio            0.75%

SVS Eagle Focused Large Cap Growth Portfolio    0.95%

SVS Focus Value+Growth Portfolio                0.75%

SVS Index 500 Portfolio                         0.44%

SVS INVESCO Dynamic Growth Portfolio            0.90%+*

SVS Janus Growth And Income Portfolio           0.95%

SVS Janus Growth Opportunities Portfolio        0.95%

SVS Oak Strategic Equity Portfolio              0.89%*

SVS Turner Mid Cap Growth Portfolio             0.98%+*
--------------------------------------------------------------------------------

+ Reflecting the effect of expense limitations and/or fee waivers then in effect.

* Annualized effective rate.

By contract, the total annual operating expenses of the below portfolios are capped (or, for Scudder Money Market Portfolio, certain expenses are waived), as a percentage of each portfolio's average daily net assets, until April 30, 2003:

Portfolio Name                               Expense Rate
--------------------------------------------------------------------------------
Scudder Aggressive Growth Portfolio             1.20%

Scudder Blue Chip Portfolio                     1.20%

Scudder Contrarian Value Portfolio              1.05%

Scudder Global Blue Chip Portfolio              1.81%

Scudder Investment Grade Bond Portfolio         1.05%

Scudder Money Market Portfolio                  0.65%*

Scudder Technology Growth Portfolio             1.20%

SVS Davis Venture Value Portfolio               1.40%

SVS Dreman Financial Services Portfolio         1.24%

SVS Dreman High Return Equity Portfolio         1.12%

SVS Dreman Small Cap Value Portfolio            1.09%

SVS Eagle Focused Large Cap Growth Portfolio    1.40%

SVS Focus Value+Growth Portfolio                1.09%

SVS Index 500 Portfolio                         0.80%

SVS INVESCO Dynamic Growth Portfolio            0.90%

SVS Janus Growth And Income Portfolio           1.40%

SVS Janus Growth Opportunities Portfolio        1.40%

SVS MFS Strategic Value Portfolio               1.40%

SVS Oak Strategic Equity Portfolio              0.89%

SVS Turner Mid Cap Growth Portfolio             0.98%
--------------------------------------------------------------------------------

* The advisor has agreed to waive 0.15% of Scudder Money Market Portfolio's 12b-1 fee until April 30, 2003.

Effective April 5, 2002, SVS Index 500 Portfolio pays the advisor a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets                    Fee Rate
--------------------------------------------------------------------------------
On the first $250 million                    0.370%

On the next $250 million                     0.330%

On the next $500 million                     0.310%

On the next $1.5 billion                     0.295%

Over $2.5 billion                            0.270%
--------------------------------------------------------------------------------

Effective May 1, 2002, SVS MFS Strategic Value Portfolio pays the advisor a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:


Average Daily Net Assets                    Fee Rate
--------------------------------------------------------------------------------
On the first $250 million                    0.950%

On the next $250 million                     0.925%

On the next $500 million                     0.900%

On the next $500 million                     0.825%

On the next $1 billion                       0.800%

Over $2.5 billion                            0.775%
--------------------------------------------------------------------------------

Portfolio Subadvisors


Subadvisor for SVS Davis Venture Value Portfolio

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to SVS Davis Venture Value Portfolio. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DeIM pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor to SVS Davis Venture Value Portfolio.

Subadvisor for SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio.

Effective January 18, 2002, Dreman Value Management Inc., receives a subadvisory fee at an annualized rate of 0.375% of the average daily net assets for SVS Dreman Small Cap Value Portfolio. Effective December 1, 2001, Dreman Value Management, L.L.C. receives a subadvisory fee at an annualized rate of 0.3375% of the average daily net assets for each of SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio. In addition, Dreman Value Management may receive additional fees from the advisor in the event that sales targets for the increase of assets under management are not met during specified measurement periods.

Subadvisor for SVS Eagle Focused Large Cap Growth Portfolio

Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida, is the subadvisor to SVS Eagle Focused Large Cap Growth Portfolio. As of March 31, 2002, Eagle Asset Management, Inc. manages approximately $6 billion in assets for institutional, high net worth individuals and subadvisory clients. DeIM pays a fee to Eagle Asset Management, Inc. for acting as subadvisor to SVS Eagle Focused Large Cap Growth Portfolio.

Subadvisors for SVS Focus Value+Growth Portfolio

Jennison Associates LLC, a wholly-owned subsidiary of The Prudential Insurance Company of America, located at 466 Lexington Avenue, New York, 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2001, Jennison Associates managed approximately $62 billion on behalf of its clients.

DeIM pays Jennison Associates for acting as subadvisor to the "growth" portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates as shown below:

Average Daily Net Assets                                      Fee Rate
--------------------------------------------------------------------------------
On the first $100 million                                      0.450%

On the next $400 million                                       0.400%

On the next $500 million                                       0.350%

On the next $1billion                                          0.300%

Over $2 billion                                                0.250%
--------------------------------------------------------------------------------

Effective April 5, 2002 Dreman Value Management, L.L.C., 10 Exchange Place, Suite 2150, Jersey City, New Jersey, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets as of January 31, 2002.


DeIM pays Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio's average daily net assets subadvised by Dreman Value Management as shown below:

Average Daily Net Assets                                      Fee Rate
--------------------------------------------------------------------------------
On the first $250 million                                     0.4000%

On the next $250 million                                      0.3500%

On the next $500 million                                      0.3375%

Over $1 billion                                               0.3150%
--------------------------------------------------------------------------------

Subadvisor for SVS INVESCO Dynamic Growth Portfolio

INVESCO, located at 4350 South Monaco Street, Denver, Colorado 80237, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO was founded in 1932 and manages, as of December 31, 2001, over $29 billion for more than 3,247,692 shareholder accounts of 46 INVESCO mutual funds. INVESCO is a subsidiary of AMVESCAP plc, an international investment management company that manages, more than $397.9 billion in assets worldwide. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East. DeIM pays a fee to INVESCO for acting as subadvisor to SVS INVESCO Dynamic Growth Portfolio.

Subadvisor for SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio

Janus Capital Management LLC ("Janus") (formerly, Janus Capital Corporation), 100 Fillmore Street, Denver, Colorado, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. They began serving as investment advisor to Janus Fund in 1970 and currently serve as investment advisor to all of the Janus Funds, act as subadvisor for a number of private-label mutual funds and provide separate account advisory services for institutional accounts. DeIM pays a fee to Janus for acting as subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio.

Subadvisor for SVS MFS Strategic Value Portfolio

Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to SVS MFS Strategic Value Portfolio. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $137 billion as of October 31, 2001.

DeIM pays a fee to MFS for serving as subadvisor to SVS MFS Strategic Value Portfolio as shown below:

Average Daily Net Assets                                 Annualized Rate
--------------------------------------------------------------------------------
On the first $100 million                                    0.475%

On the next $150 million                                     0.425%

On the next $250 million                                     0.375%

On the next $500 million                                     0.350%

On the next $500 million                                     0.275%

Over $1.5 billion                                            0.250%
--------------------------------------------------------------------------------

Subadvisor for SVS Oak Strategic Equity Portfolio

Oak Associates, Ltd. is the subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd. has approximately $15.1 billion in assets under management. Oak Associates, Ltd.'s principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. DeIM pays a fee to Oak Associates, Ltd. for acting as subadvisor to SVS Oak Strategic Equity Portfolio.

Subadvisor for SVS Turner Mid Cap Growth Portfolio

Turner Investment Partners, Inc., 1235 Westlakes Drive Suite 350, Berwyn, Pennsylvania, 19312 is the subadvisor to SVS Turner Mid Cap Growth Portfolio. As of December 31, 2001, Turner Investment Partners, Inc. had approximately $9.2 billion in assets under management. DeIM pays a fee to Turner Investment Partners, Inc. for acting as subadvisor to SVS Turner Mid Cap Growth Portfolio.

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

The information in this prospectus applies to Class B shares of each portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                 ------------------------------------- = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

Marketing and Distribution Fees

Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolios' distributor.

Scudder Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, Scudder Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan includes the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

To Get More Information



Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2002

                   CLASS A AND B SHARES OF BENEFICIAL INTEREST

                           SCUDDER VARIABLE SERIES II

               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-778-1482

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Scudder Variable Series II (the "Fund") dated May 1, 2002, as amended from time to time. The prospectus may be obtained without charge from the Fund by calling the toll-free number listed above, and is also available along with other related materials on the Securities and Exchange Commission Internet web site (http://www.sec.gov). The prospectus is also available from Participating Insurance Companies.

Scudder   Variable  Series  II  offers  a  choice  of  28  portfolios   (each  a
"Portfolio"), to investors applying for certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

The 28 portfolios are:

Scudder Aggressive Growth Portfolio                     Scudder Total Return Portfolio
Scudder Blue Chip Portfolio                             SVS Davis Venture Value Portfolio^(2)
Scudder Contrarian Value Portfolio                      SVS Dreman Financial Services Portfolio
Scudder Global Blue Chip Portfolio                      SVS Dreman High Return Equity Portfolio
Scudder Government Securities Portfolio                 SVS Dreman Small Cap Value Portfolio^(3)
Scudder Growth Portfolio                                SVS Eagle Focused Large Cap Growth Portfolio^(4)
Scudder High Yield Portfolio                            SVS Focus Value+Growth Portfolio
Scudder International Select Equity Portfolio^(1)        SVS Index 500 Portfolio
Scudder Investment Grade Bond Portfolio                 SVS INVESCO Dynamic Growth Portfolio^(5)
Scudder Money Market Portfolio                          SVS Janus Growth And Income Portfolio^(6)
Scudder New Europe Portfolio*                           SVS Janus Growth Opportunities Portfolio^(7)
Scudder Small Cap Growth Portfolio                      SVS MFS Strategic Value Portfolio
Scudder Strategic Income Portfolio*                     SVS Oak Strategic Equity Portfolio^(8)
Scudder Technology Growth Portfolio                     SVS Turner Mid Cap Growth Portfolio^(9)

*      Does not offer classes of shares.

^(1)   Formerly,  Scudder International Research Portfolio

^(2)   Formerly,  SVS Venture Value Portfolio

^(3)   Formerly,  Scudder Small Cap Value Portfolio

^(4)   Formerly,  SVS Focused Large Cap Growth Portfolio

^(5)   Formerly,  SVS Dynamic Growth Portfolio

^(6)   Formerly,  SVS Growth And Income Portfolio

^(7)   Formerly,  SVS Growth Opportunities Portfolio

^(8)   Formerly,  SVS Strategic Equity Portfolio

^(9)   Formerly, SVS Mid Cap Growth Portfolio

                                TABLE OF CONTENTS
                                                                       Page

INVESTMENT RESTRICTIONS...................................................3

INVESTMENT POLICIES AND TECHNIQUES........................................4

POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS......................5


MANAGEMENT OF THE FUND...................................................24
         Investment Advisor..............................................24
         Brokerage Commissions...........................................34
         Distributor.....................................................37

FUND SERVICE PROVIDERS...................................................38
         Transfer Agent..................................................38
         Custodian.......................................................38
         Independent Auditors............................................38
         Counsel.........................................................38
         Fund Accounting Agent...........................................39

PERFORMANCE..............................................................39

PURCHASE AND REDEMPTIONS.................................................43

DIVIDENDS, CAPITAL GAINS AND TAXES.......................................43

NET ASSET VALUE..........................................................44

OFFICERS AND TRUSTEES ...................................................45

COMPENSATION OF OFFICERS AND TRUSTEES....................................65

FUND ORGANIZATION AND CAPITALIZATION.....................................66

ADDITIONAL INFORMATION...................................................67

FINANCIAL STATEMENTS.....................................................68

APPENDIX ................................................................69

                             INVESTMENT RESTRICTIONS

The Fund has adopted for each Portfolio certain fundamental investment restrictions that cannot be changed for a Portfolio without approval by a "majority" of the outstanding voting shares of that Portfolio. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.

Each Portfolio, except SVS Focus Value+Growth Portfolio, SVS Dreman Financial Services Portfolio and Scudder Aggressive Growth Portfolio, is classified as a diversified open-end management investment company. SVS Focus Value+Growth Portfolio, SVS Dreman Financial Services Portfolio and Scudder Aggressive Growth Portfolio are non-diversified open-end investment management companies.

Each Portfolio may not, as a fundamental policy:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) For all Portfolios except Scudder Money Market Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         For Scudder Money Market Portfolio: concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio reserves the freedom of action to concentrate in government securities and instruments issued by domestic banks.

(4) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

(6)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or

(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With regard to Restriction (3) above, for purposes of determining the percentage of a Portfolio's assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets. Currently, the following categories are used: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.

If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund's Board of Trustees without a vote of the shareholders:

As a matter of non-fundamental policy, each Portfolio, except Scudder Money Market Portfolio, does not intend to:

(1)      borrow money in an amount  greater than 5% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio's registration statement which may be deemed to be borrowings;

(2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be deemed necessary for the clearance of securities transactions;

(3) purchase options, unless the aggregate premiums paid on all such options held by a Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Portfolio and the premium paid for such options on futures contracts does not exceed 5% of the fair market value of a Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in computing the 5% limit;

(5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(6)      invest more than 15% of net assets in illiquid securities.

For all portfolios  except  Scudder Money Market  Portfolio,  Scudder  Strategic
Income Portfolio, Scudder Government Securities Portfolio, Scudder High Yield Portfolio and Scudder Investment Grade Bond Portfolio:

(7) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

For Scudder Global Blue Chip Portfolio only:

(8) lend portfolio securities in an amount greater than 5% of its total assets.

For all portfolios except Scudder Global Blue Chip Portfolio and Scudder Money Market Portfolio:

(9) lend portfolio securities in an amount greater than one third of its total assets.

For Scudder Money Market Portfolio:

(10) borrow money in an amount greater than 5% of its total assets, except for temporary emergency purposes; and

(11) lend portfolio securities in an amount greater than 5% of its total assets.


                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objectives and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), in its discretion, might, but is not required to, use in managing each Portfolio's assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio's performance.

Except for Scudder New Europe Portfolio and Scudder Strategic Income Portfolio, which do not offer separate classes of shares, two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a 12b-1 fee.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of the shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Each Portfolio, except Scudder Money Market Portfolio, may engage in futures, options, and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Portfolio may engage in such transactions if it appears to the Advisor or Subadvisor to be advantageous to do so, in order to pursue its objective, to hedge (i.e., protect) against the effects of fluctuating interest rates and to stabilize the value of its assets and not for speculation. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning certain other investment policies and techniques.


              POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS

Portfolio Turnover. The portfolio turnover rates for each Portfolio, other than Scudder Money Market Portfolio, are listed under "Financial Highlights" in the Fund's Annual Report dated December 31, 2001. Each Portfolio's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Since securities with maturities of less than one year are excluded from portfolio turnover rate calculations, the portfolio turnover rate for Scudder Money Market Portfolio is zero. Frequency of portfolio turnover will not be a limiting factor should a Portfolio's Advisor or Subadvisor deem it desirable to purchase or sell securities. Purchases and sales are made for a Portfolio whenever necessary, in management's opinion, to meet a Portfolio's objective. Higher portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains. See "Dividends, Capital Gains and Taxes" herein.

The Portfolios do not generally make investments for short-term profits, but are not restricted in policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

Borrowing. Each Portfolio will borrow only when the Advisor or Subadvisor believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of the borrowing. Borrowing by each Portfolio will involve special risk considerations. Although the principal of each Portfolio's borrowings will be fixed, a Portfolio's assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Collateralized Obligations. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only ("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or other assets. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered U.S.
Government    securities.     Privately-issued     collateralized
obligations collateralized by a portfolio of U.S. Government securities are not direct obligations of the U.S. Government or any of its agencies or instrumentalities and are not considered U.S. Government securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A  Portfolio,   other  than  Scudder  Money  Market  Portfolio,  may  invest  in collateralized obligations whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters. Scudder Money Market Portfolio does not invest in inverse floaters.

A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. None of the Portfolios currently intends to invest more than 5% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets rather than a pool of mortgages, mortgage-backed securities or U.S. Government securities. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities.

Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and

PO's will be considered illiquid for purposes of a Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Subject to its investment objectives and policies, each Portfolio (except Scudder Money Market Portfolio) may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments and/or by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock including Liquid Yield Option Notes ("LYONs"(TM)). The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities often provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Daily Cash Allocation and Re-balancing Procedures for SVS Focus Value+Growth Portfolio. The growth and value sub-portfolios (or "segment") of the portfolio were allocated 50% of the available assets on May 1, 2001, the beginning of the portfolio's new strategy. After this date, the portfolio's daily net flows are allocated 50% to the growth segment and 50% to the value segment. Segment allocations will be monitored daily by the Advisor.

Equal allocations continue as long as neither of the two sub-portfolios drops below 45% of the portfolio's total assets. If this threshold is crossed, on days that the portfolio has positive net new flows, 100% of net flows will be allocated to the under-weighted segment. On days that the portfolio has negative net new flows, 100% of the net redemptions will be funded by the over-weighted segment. This practice will be handled by the Advisor (working with the custodian) and will continue until the under-weighted segment grows to at least 45% of the portfolio's total assets, at which time the cash allocations will return to 50% for each.

If the segment with less than 45% of the Portfolio's total net assets drops below 40% for 2 consecutive business days, the Advisor will send a first notice to formally notify the portfolio management teams of this imbalance as well as any other designated contacts. If changes in stock prices and cash flows have not brought the under-weighted sub-portfolio above 40% after 30 calendar days, the Advisor will send a final notice.

Upon receipt of any imbalance notification, the portfolio management teams may recommend reallocation. Reallocation prior to the final notice will only occur with the consent of the portfolio management teams. This reallocation will not necessarily occur automatically. Even after a 30 day imbalance, other factors may postpone the event. For example, it is unlikely that a full reallocation would occur late in the year due to potentially negative tax implications.

Unless otherwise agreed, dividend distributions will be taken 50% from each segment.

Sub-portfolio allocations will be distributed daily by State Street Bank to the portfolio management teams.

If either segment has an overdraft position, corrections will be made at the segment level. If the portfolio's management teams deem appropriate, a reallocation may be advised, provided that the portfolio does not go below a 40/60 allocation. In addition, a reallocation may also be advised if the portfolio management teams deem that special and unusual circumstances exist, and it is in the best interest of the shareholders. For instance, if the managers were faced with a large redemption, and one manager had more cash available at the time, an imbalanced redemption may be transacted. Following such a transaction, it is possible that a reallocation may be advised in order to rectify the allocations.

Delayed Delivery  Transactions.  Scudder  Aggressive Growth  Portfolio,  Scudder
Global Blue Chip Portfolio, Scudder Government Securities Portfolio, Scudder Growth Portfolio, Scudder High Yield Portfolio, Scudder Investment Grade Bond Portfolio, Scudder New Europe Portfolio, Scudder Strategic Income Portfolio, Scudder Technology Growth Portfolio Scudder Total Return Portfolio, SVS Davis
Venture Value Portfolio, SVS Dreman Financial Services Portfolio, SVS Eagle Focused Large Cap Growth Portfolio, SVS Index 500 Portfolio, SVS INVESCO Dynamic Growth Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio, SVS Oak Strategic Equity Portfolio and SVS Turner Mid Cap Growth Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

Depositary Receipts. Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Portfolio's investment policies, a Portfolio's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Foreign Fixed-Income Securities. Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the Advisor's or Subadvisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor or Subadvisor's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the Advisor or Subadvisor than would otherwise be the case.

The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed-income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed-income securities, and the extent to which a Portfolio hedges against its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

High Yield, High Risk Bonds. Certain portfolios may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P or judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor and subadvisors not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with their own independent and ongoing review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on the Advisor's or subadvisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor or subadvisor will determine whether it is in the best interests of the Portfolio to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Portfolio may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating portfolio under a loan agreement; and (2) no Portfolio may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. Borrowings through the interfund lending program are subject to each Portfolio's policies on borrowing.

Investing in Emerging Markets. A Portfolio's investments in foreign securities may be in developed countries or in countries considered by a Portfolio's Advisor or sub-advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments.

In the course of investment in emerging markets, a Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Portfolio will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Portfolio to suffer a loss of value in respect of the securities in a Portfolio's holdings.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio's securities in such markets may not be readily available. A Portfolio may suspend redemption of its shares for any period during which an emergency exists, to the extent consistent with guidelines of the Securities and Exchange Commission ("SEC").

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the

U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Portfolio may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Portfolio defaults, a Portfolio may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies for defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Portfolio's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Portfolio could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a Portfolio makes its investments. A Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Portfolio or to entities in which a Portfolio has invested. The Advisor or sub-advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging market countries have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the country's balance of payments, including export performance, and its access to international credits and investments. An emerging market country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging market countries receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of governmental issues of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of governmental issues to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging market countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment  Company  Securities.  Each Portfolio  (except for Scudder High Yield
Portfolio, Scudder Investment Grade Bond Portfolio and Scudder Money Market Portfolio) may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. "Investment-grade" bonds are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio, may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust or one or more future entities for which DeIM acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with Portfolio's investment policies and restrictions as set forth in its registration statement. Currently, Scudder Money Market Portfolio does not intend to investing in the Central Fund.

Certain of the Central Funds comply with Rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar-weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio's ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. Each Portfolio may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions, and are required to be secured continuously by collateral in cash or liquid assets, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Portfolio has the right to call a loan and obtain the securities loaned on five days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, the Portfolio continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of a possible delay in recovery and a loss of rights in the collateral should the borrower of the securities fail financially. Loans may be made only to firms deemed by the Advisor or subadvisor to be of good standing and will not be made unless, in the judgment of the Advisor or subadvisor, the consideration to be earned from such loans would justify the risk. Each Portfolio will limit its securities lending in accordance with its fundamental and non-fundamental policies.

Non-Diversified Portfolios. SVS Focus Value+Growth Portfolio, SVS Dreman Financial Services Portfolio and Scudder Aggressive Growth Portfolio each operate as a "non-diversified" portfolio so that it will be able to invest more than 5% of its assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code applicable to the Portfolio. This allows the Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Since the Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (REITs). Certain Portfolios may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Portfolio acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Portfolio, the Advisor or Sub Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio (except Scudder Money Market Portfolio) may enter into "reverse repurchase agreements," which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. A Portfolio will enter into reverse repurchase agreements only when the Advisor or Subadvisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, each Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor or Subadvisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The Advisor or Subadvisor monitors the liquidity of each Portfolio's investments in Section 4(2) paper on a continuing basis.

Short Sales Against-the-Box. All Portfolios (except Scudder Money Market Portfolio) may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Each Portfolio does not currently intend to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral.

SPECIAL RISK FACTORS. There are risks inherent in investing in any security, including shares of each Portfolio. The Advisor or sub advisor attempt through a variety of means such as fundamental research, diversification and the use of strategic transactions; however, there is no guarantee that such efforts will be successful and each Portfolio's returns and net asset value will fluctuate over time. There are special risks associated with each Portfolio's investments that are discussed below.

Special Risk Factors -- Foreign Securities. Scudder Aggressive Growth Portfolio, Scudder Blue Chip Portfolio, Scudder Growth Portfolio, Scudder Total Return Portfolio, Scudder Small Cap Growth Portfolio, SVS Focus Value+Growth Portfolio, and Scudder INVESCO Dynamic Growth Portfolio invest mainly in U.S. common stocks, but may invest up to 25% of total assets in foreign securities. SVS Dreman Financial Services Portfolio may invest up to 30% of total assets in foreign securities. Scudder Investment Grade Bond Portfolio generally invests in U.S. bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers. Scudder Technology Growth Portfolio and SVS MFS Strategic Value Portfolio invest mainly in U.S. stocks, but may invest up to 20% of net assets in foreign securities. SVS Dreman High Return Equity Portfolio, and SVS Dreman Small Cap Value Portfolio may invest up to 20% of net assets in U.S. Dollar-denominated American Deposit Receipts ("ADRs") and in securities of foreign companies traded principally in securities markets outside the U.S. See "Investment Policies and Techniques -- Options and Financial Futures Transactions -- Foreign Currency Transactions." Scudder Money Market Portfolio and Scudder Government Securities Portfolio, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in U.S. Dollar denominated instruments.

Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Portfolio's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor and sub-advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for a Portfolio's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Special Risk Factors -- Small Company Risk. Scudder Small Cap Growth Portfolio and SVS Dreman Small Cap Value Portfolio intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index and Russell 2000 Value Index, respectively. Other Portfolios may invest in small capitalization stocks to a lesser degree. Many small companies may have sales and earnings growth rates which exceed those of larger companies and such growth rates may in turn be reflected in more rapid share price appreciation over time; however, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies. Investors should therefore expect that the value of the shares of the Scudder Small Cap Growth Portfolio and SVS Dreman Small Cap Value Portfolio may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.

Warrants. Each Portfolio (except Scudder Money Market Portfolio) may invest in warrants up to five percent of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, a Portfolio would lose the entire purchase price of the warrant.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon U.S. Government Securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 20% of its net assets in zero coupon U.S. Government securities.

Strategic Transactions and Derivatives (all Portfolios except Scudder Money Market Portfolio). A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Portfolio's assets (20% for SVS Index 500 Portfolio) will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and each Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. A Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor's Ratings Services ("S&P") or P-1 from Moody's Investors Service ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

A Portfolio may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50% of a Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A Portfolio's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to
10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Portfolio may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated in, exposed to or generally quoted in that currency.

A Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated in, exposed to or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Portfolio's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Portfolio may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the
U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require a Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require a Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires a Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a Portfolio's obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.


                             MANAGEMENT OF THE FUND

Investment Advisor

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor of the Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor").

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory  services to institutional  and retail clients.  The Fund's  investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than

500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Prior to April 5, 2002, Scudder acted as investment advisor to the Fund. Scudder, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counseling firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual-headed holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, the Advisor changed its name from Zurich Scudder Investments, Inc. to Deutsche Asset Management Americas Inc.

Each Portfolio pays the Advisor an investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Portfolio                                                      Fee Rate
---------                                                      --------

Scudder Blue Chip Portfolio                                    0.650%

Scudder Contrarian Value Portfolio                             0.750%

Scudder Government Securities Portfolio                        0.550%

Scudder Growth Portfolio                                       0.600%

Scudder High Yield Portfolio                                   0.600%

Scudder International Select Equity Portfolio                  0.750%

Scudder Investment Grade Bond Portfolio                        0.600%

Scudder Money Market Portfolio                                 0.500%

Scudder Small Cap Growth Portfolio                             0.650%

Scudder Strategic Income Portfolio                             0.650%

Scudder Total Return Portfolio                                 0.550%

SVS Dreman Small Cap Value Portfolio                           0.750%

SVS Focus Value+Growth Portfolio                               0.750%

Scudder Aggressive Growth Portfolio, SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio, and Scudder Technology Growth Portfolio each pay the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                      Fee Rate
-----------------------------------------                      --------

$0-$250 million                                                0.750%
next $750 million                                              0.720%
next $1.5 billion                                              0.700%
next $2.5 billion                                              0.680%
next $2.5 billion                                              0.650%
next $2.5 billion                                              0.640%
next $2.5 billion                                              0.630%
Over $12.5 billion                                             0.620%

Scudder Global Blue Chip Portfolio and Scudder New Europe Portfolio each pay the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                      Fee Rate
-----------------------------------------                      --------

$0-$250 million                                                1.000%
next $500 million                                              0.950%
next $750 million                                              0.900%
next $1.5 billion                                              0.850%
Over $3 billion                                                0.800%

SVS Index 500 Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                      Fee Rate
-----------------------------------------                      --------

$0-$250 million                                                 0.370%
next $250 million                                               0.330%
next $500 million                                               0.310%
next $1.5 billion                                               0.295%
Over $2.5 billion                                               0.270%

SVS INVESCO Dynamic Growth Portfolio and SVS Turner Mid Cap Growth Portfolio each pay the Advisor a graduated investment management fee based on the average daily net assets of a Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                      Fee Rate
-----------------------------------------                      --------

$0-$250 million                                                  1.000%
next $250 million                                                0.975%
next $500 million                                                0.950%
next $1.5 billion                                                0.925%
Over $2.5 billion                                                0.900%

SVS Eagle Focused Large Cap Growth Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio, SVS Oak Strategic Equity Portfolio and SVS Davis Venture Value Portfolio each pay the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                       Fee Rate
-----------------------------------------                       --------

$0-$250 million                                                   0.950%
next $250 million                                                 0.925%
next $500 million                                                 0.900%
next $1.5 billion                                                 0.875%
Over $2.5 billion                                                 0.850%

SVS MFS Strategic Value Portfolio pays the Advisor a graduated investment management fee based on the average daily net assets of Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets                                        Fee Rate
------------------------                                        --------

$0-$250 million                                                   0.950%
$250-$500 million                                                 0.925%
$500 million - $1 billion                                         0.900%
$1 billion - $1.5 billion                                         0.825%
$1.5 billion -$2.5 billion                                        0.800%
Over $2.5 billion                                                 0.775%



The investment management fees paid by each Portfolio for its last three fiscal are shown in the table below:

Portfolio                                               Fiscal 2001           Fiscal 2000            Fiscal 1999
---------                                               -----------           -----------            -----------

Scudder Aggressive Growth Portfolio ^(1)                  $483,758              $323,018                     n/a
Scudder Blue Chip Portfolio                              1,442,329             1,395,541                 802,000
Scudder Contrarian Value Portfolio                       1,710,164             1,487,215               2,079,000
Scudder Global Blue Chip Portfolio                         348,874               259,579                  94,000
Scudder Government Securities Portfolio                  1,285,862               766,804                 760,000
Scudder Growth Portfolio                                 2,797,867             4,288,087               3,808,000
Scudder High Yield Portfolio                             1,818,954             1,991,358               2,648,000
Scudder International Select Equity Portfolio            1,083,515             1,583,641               1,506,000
Scudder Investment Grade Bond Portfolio                    619,114               422,387                 385,000
Scudder Money Market Portfolio                           2,307,848             1,194,135                 910,000
Scudder New Europe Portfolio                                36,330               639,133                  47,998
Scudder Small Cap Growth Portfolio                       1,543,113             2,124,015               1,298,000
Scudder Strategic Income Portfolio                          94,858                48,771                  43,290
Scudder Technology Growth Portfolio^(1)                  2,370,715             1,713,634                     n/a
Scudder Total Return Portfolio                           4,673,078             4,959,560               4,935,000
SVS Davis Venture Value Portfolio^(4)                      206,792                   n/a                     n/a
SVS Dreman Financial Services Portfolio                    650,189               283,626                 184,000
SVS Dreman High Return Equity Portfolio                  2,030,646               894,029                 752,000
SVS Dreman Small Cap Value Portfolio                       908,121               639,133                 728,000
SVS Eagle Focused Large Cap Growth Portfolio^(3)           339,592               148,329                     n/a
SVS Focus Value+Growth Portfolio                         1,055,667             1,220,918               1,171,000
SVS Index 500 Portfolio^(2)                                497,732                   n/a                     n/a
SVS INVESCO Dynamic Growth Portfolio^(4)                    38,700                   n/a                     n/a
SVS Janus Growth And Income Portfolio^(3)                1,220,916               634,219                     n/a
SVS Janus Growth Opportunities Portfolio^(3)             1,329,100               822,347                     n/a
SVS MFS Strategic Value Portfolio^(5)                          n/a                   n/a                     n/a
SVS Oak Strategic Equity Portfolio^(4)                      87,454                   n/a                     n/a
SVS Turner Mid Cap Growth Portfolio^(4)                     93,728                   n/a                     n/a

^(1)      Commenced operations on May 1, 1999.

^(2)      Commenced operations on September 1, 1999.

^(3)      Commenced operations on October 29, 1999.

^(4)      Commenced operations on May 1,  2001.

^(5)      Commenced operations on May 1,  2002.

SVS Index 500 Portfolio. As a result of the acquisition of Scudder by Deutsche Bank AG on April 5, 2002, the subadvisor agreement between the Portfolio and Deutsche Asset Management was terminated and the Advisor has agreed to lower the investment management fee rate paid by the Portfolio. The new fee rates are set forth in the following table:

Average Daily Net Assets                               Fee Rate
------------------------                               --------

first $250 million                                      0.370%
next $250 million                                       0.330%
next $500 million                                       0.310%
next $1.5 billion                                       0.295%
over $2.5 billion                                       0.270%

Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio. Prior to September 30, 2001, the subadvisor for Scudder International Select Equity Portfolio (formerly, Scudder International Research Portfolio) and Scudder Strategic Income Portfolio, respectively, was Scudder Investments (U.K.) Ltd. ("Scudder UK"), 1 South Place, London, U.K. EC2M 2ZS. Fees paid by the Advisor to Scudder UK for Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio for fiscal year 1999 were $813,000 and $0, respectively.

Scudder New Europe Portfolio. In connection with the acquisition of Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of the Portfolio recently approved a new subadvisor agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the Portfolio's advisor will seek approval from the Board to implement this subadvisor relationship with DeAMIS. During the interim period prior to the implementation of the subadvisor relationship, certain of the Portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the Portfolio's Advisor, under the supervision of the Portfolio's Advisor.


Subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio. Dreman Value Management, L.L.C. ("DVM"), 10 Exchange Place, Jersey City, New Jersey, is the subadvisor to SVS Dreman High Return Equity Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman Small Cap Value Portfolio. DVM is controlled by David N. Dreman. DVM serves as subadvisor pursuant to the terms of a subadvisor agreement between it and the Advisor for each Portfolio. DVM was formed in April 1997 and has served as subadvisor for SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio since their inception and for SVS Dreman Small Cap Value Portfolio since January 18, 2002.


Under the terms of each subadvisor agreement, DVM manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisor agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisor agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the subadvisor agreement.

Each subadvisor agreement with DVM remains in effect until May 1, 2003 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the subadvisor agreement shall continue in effect through May 1, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisor agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement. DVM may terminate the subadvisor agreement upon 90 days' notice to the Advisor.

Pursuant to separate subadvisor agreements dated April 8, 2002 and April 5, 2002, DVM will receive a subadvisor fee of 1/12 of an annualized rate of 0.3375% of 1% of the average daily net assets for SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio, respectively. Effective January 18, 2002, DVM will also receive a subadvisor fee of 1/12 of an annualized rate of 0.375% of 1% of the average daily net assets for SVS Dreman Small Cap Value Portfolio. Fees paid to DVM for the last three fiscal years were as follows:

                                                        2001              2000                1999
                                                        ----              ----                ----

SVS Dreman Financial Services Portfolio                $208,089          $90,516            $549,628

SVS Dreman High Return Equity Portfolio                $639,408         $285,455         $11,552,373

SVS Dreman Small Cap Value Portfolio                        n/a              n/a                 n/a

Subadvisor  to SVS  Eagle  Focused  Large  Cap  Growth  Portfolio.  Eagle  Asset
Management,  880  Carillon  Parkway,  St.  Petersburg,  Florida,  33716,  is the
subadvisor for SVS Eagle Focused Large Cap Growth Portfolio. EAM manages approximately $5.8 billion in assets for institutional, high net worth individuals and subadvisor clients.

Under the terms of the subadvisor agreement, EAM manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisor agreement provides that EAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisor agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of EAM in the performance of its duties or from reckless disregard by EAM of its obligations and duties under the subadvisor agreement.

The subadvisor Agreement with EAM shall continue in effect through September 30, 2002 and from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisor agreement may be terminated at any time upon 60 days' notice by EAM, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays EAM for its services a subadvisor fee, payable monthly, at the annual rates shown below:

     Average Daily Net Assets of the Portfolio        Annual Subadvisor Fee Rate
     -----------------------------------------        --------------------------

$0-$50 million                                                 0.45%
Next $250 million                                              0.40%
Amounts over $300 million                                      0.30%

The subadvisor fee paid by DeIM to EAM for SVS Eagle Focused Large Cap Portfolio for the period October 29, 1999 (inception) through December 31, 1999 was $1,487. The subadvisor fees paid by DeIM to EAM for SVS Eagle Focused Large Cap Portfolio for fiscal year 2000 and 2001 were $70,417 and $166,516, respectively.

Subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. Janus Capital Management LLC ("JCM") (formerly, Janus Capital Corporation) 100 Fillmore Street, Denver, Colorado 80206-4928, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. JCM began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. JCM has serves as subadvisors to the Portfolio since their inception on October 29, 1999.

Under the terms of each subadvisor agreement, JCM manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisor agreement provides that JCM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisor agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JCM in the performance of its duties or from reckless disregard by JCM of its obligations and duties under the subadvisor agreement.

Each subadvisor agreement with JCM shall continue in effect through September 30, 2002 and from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisor agreement may be terminated at any time upon 60 days' notice by JCM, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays JCM for its services a subadvisor fee, payable monthly, at the annual rates shown below:

     Average Daily Net Assets of the Portfolio        Annual Subadvisor Fee Rate
     -----------------------------------------        --------------------------

$0-$100 million                                                 0.55%
$100 million-$500 million                                       0.50%
On the balance over $500 million                                0.45%

The subadvisor fees paid by DeIM to JCM for SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio for the period October 29, 1999 (inception) through December 31, 1999 were $7,011 and $6,931, respectively. The subadvisor fees paid by DeIM to JCM for SVS Janus Growth And Income Portfolio for fiscal years 2000 and 2001 were $345,598 and $430,226, respectively. The subadvisor fees paid by DeIM to JCM for SVS Janus Growth
Opportunities Portfolio for fiscal years 2000 and 2001 were $666,831 and $760,392, respectively.

Subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO Funds Group, Inc. ("IFG"), 4350 South Monaco Street, Denver, Colorado 80237, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. IFG has served as investment advisor to the Portfolio since its inception on May 1, 2001.

Under the terms of each subadvisor agreement, IFG manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisor agreement provides that IFG will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisor agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of IFG in the performance of its duties or from reckless disregard by IFG of its obligations and duties under the subadvisor agreement.

The subadvisor agreement with IFG shall continue in effect through September 30, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisor agreement may be terminated at any time upon 60 days' notice by IFG, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays IFG for its services a subadvisor fee, payable monthly, at the annual rates shown below:

     Average Daily Net Assets of the Portfolio        Annual Subadvisor Fee Rate
     -----------------------------------------        --------------------------

$0-$100 million                                                 0.550%
Next $400 million                                               0.525%
Next $500 million                                               0.500%
On amounts over $1 billion                                      0.470%

The subadvisor fee paid by DeIM to IFG for SVS INVESCO Dynamic Growth Portfolio for the period May 1, 2001 (inception) through December 31, 2001 was $36,021.

Subadvisor to SVS Turner Mid Cap Growth Portfolio. Turner Investment Partners, Inc. ("TIP"), 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, is the subadvisor to SVS Turner Mid Cap Growth Portfolio. TIP has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisor agreement, TIP manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisor agreement provides that TIP will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisor agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of TIP in the performance of its duties or from reckless disregard by TIP of its obligations and duties under the subadvisor agreement.

The subadvisor agreement with TIP shall continue in effect through September 30, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisor agreement may be terminated at any time upon 60 days' notice by TIP, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays TIP for its services a subadvisor fee, payable monthly, at the annual rates shown below:

     Average Daily Net Assets of the Portfolio        Annual Subadvisor Fee Rate
     -----------------------------------------        --------------------------

$0-$50 million                                                  0.550%
Next $250 million                                               0.525%
On amounts over $250 million                                    0.500%

The subadvisor fee paid by DeIM to TIP for SVS Turner Mid Cap Growth Portfolio for the period May 1, 2001 (inception) through December 31, 2001 was $62,657.

Subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd., ("OAL"), 3875 Embassy Parkway, Suite 250, Akron, OH 44333, is the subadvisor to SVS Oak Strategic Equity Portfolio. OAL has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisor agreement, OAL manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisor agreement provides that OAL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisor agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of OAL in the performance of its duties or from reckless disregard by OAL of its obligations and duties under the subadvisor agreement.

The subadvisor agreement with OAL shall continue in effect through September 30, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisor agreement may be terminated at any time upon 60 days' notice by OAL, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays OAL for its services a subadvisor fee, payable monthly, at the annual rates shown below:

     Average Daily Net Assets of the Portfolio        Annual Subadvisor Fee Rate
     -----------------------------------------        --------------------------

On all assets                                                   0.300%

The subadvisor fee paid by DeIM to OAL for SVS Oak Strategic Equity Portfolio for the period May 1, 2001 (inception) through December 31, 2001 was $35,692.

Subadvisor to SVS Davis Venture Value Portfolio. Davis Selected Advisors, L.P. ("DSA"), 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706, is the subadvisor to SVS Davis Venture Value Portfolio. DSA has served as subadvisor to the Portfolio since its inception.

Under the terms of the subadvisor agreement, DSA manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisor agreement provides that DSA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisor agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DSA in the performance of its duties or from reckless disregard by DSA of its obligations and duties under the subadvisor agreement.

The subadvisor agreement with DSA shall continue in effect through September 30, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisor agreement may be terminated at any time upon 60 days' notice by DSA, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays DSA for its services a subadvisor fee, payable monthly, at the annual rates shown below:

     Average Daily Net Assets of the Portfolio        Annual Subadvisor Fee Rate
     -----------------------------------------        --------------------------

$0-$100 million                                                  0.50%
Next $400 million                                                0.45%
On amounts over $500 million                                     0.40%

The subadvisor fee paid by DeIM to DSA for SVS Davis Venture Value Portfolio for the period May 1, 2001 (inception) through December 31, 2001 was $139,441.

Subadvisor to SVS MFS Strategic Value Portfolio. Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to SVS MFS Strategic Value Portfolio. MFS has served as the subadvisor to the Portfolio since its inception.

Under the terms of the subadvisor agreement, MFS manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisor agreement provides that MFS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisor agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of MFS in the performance of its duties or from reckless disregard by MFS of its obligations and duties under the subadvisor agreement.

The subadvisor agreement with MFS shall continue in effect through September 30, 2003, and from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisor agreement may be terminated at any time upon 60 days' notice by MFS, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays MFS for its services a subadvisor fee, payable monthly, at the annual rates shown below:

     Average Daily Net Assets of the Portfolio        Annual Subadvisor Fee Rate
     -----------------------------------------        --------------------------

On the first $100 million                                       0.475%
On the next $150 million                                        0.425%
On the next $250 million                                        0.375%
On the next $500 million                                        0.350%
On the next $500 million                                        0.275%
Over $1.5 billion                                               0.250%

Subadvisors for SVS Focus Value+Growth Portfolio. Jennison Associates LLC, a wholly-owned subsidiary of The Prudential Insurance Company of America, located at 466 Lexington Avenue, New York, 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2001, Jennison Associates managed approximately $62 billion on behalf of its clients.

DeIM pays Jennison Associates for acting as subadvisor to the "growth" portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates as shown below:

     Average Daily Net Assets of the Portfolio        Annual Subadvisor Fee Rate
     -----------------------------------------        --------------------------

On the first $100 million                                       0.450%
On the next $400 million                                        0.400%
On the next $500 million                                        0.350%
On the next $1 billion                                          0.300%
Over $2 billion                                                 0.250%

Effective April 5, 2002, Dreman Value Management, L.L.C., 10 Exchange Place, Suite 2150, Jersey City, New Jersey, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets as of January 31, 2002.

DeIM pays Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio's average daily net assets subadvised by Dreman Value Management as shown below:

     Average Daily Net Assets of the Portfolio        Annual Subadvisor Fee Rate
     -----------------------------------------        --------------------------

On the first $250 million                                       0.4000%
On the next $250 million                                        0.3500%
On the next $500 million                                        0.3375%
Over $1 billion                                                 0.3150%

The subadvisor agreement for the Portfolio remains in effect until June 30, 2007, unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the subadvisor agreement shall continue in effect through June 30, 2007 and year to year thereafter, but only as long as such continuance is specifically approved at least annually by (a) a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Portfolio, and (b) the shareholders or the Board of the Fund. The subadvisor agreement may be terminated at any time upon 60 days notice by the Advisor or by the Board of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement with the Advisor. DVM may terminate the subadvisor agreements upon 90 days notice to the Advisor.

Brokerage Commissions

Allocation of brokerage is supervised by the Advisor and each subadvisor for its respective Portfolio(s).

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Portfolio is to seek the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution, trade confidentiality, including trade anonymity, and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable)with commissions charged on comparable transactions, as well as by comparing commissions paid by a Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Each Portfolio's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or a Portfolio. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Portfolio to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Advisor or a Portfolio in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Subject to the foregoing, the Advisor may consider sales of variable life insurance policies and variable annuity contracts for which the Portfolios are an investment option as a factor in the selection of firms to execute portfolio transactions. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a fund managed by the Advisor.

Although certain research services from broker/dealers may be useful to a Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Portfolios, and not all such information is used by the Advisor in connection with the Portfolios. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Portfolio.

Dreman Value Management, L.L.C.

Under the subadvisor agreement between the Advisor and Dreman Value Management, L.L.C. ("DVM"), DVM places all orders for purchases and sales of the SVS Dreman High Return Equity Portfolio, SVS Dreman Financial Services Portfolio, SVS Dreman Small Cap Value Portfolio and the "value" portion of SVS Focus Value+Growth Portfolio. At times, investment decisions may be made to purchase or sell the same investment securities of a Portfolio and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options the Portfolio will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Portfolios. On the other hand, the ability of the Portfolios to participate in volume transactions may produce better executions for the Portfolios in some cases.

DVM, in effecting purchases and sales of portfolio securities for the account of the Portfolios, will implement each Portfolio's policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolios and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. In selecting among firms believed to meet the criteria for handling a particular transaction, DVM may give consideration to those firms that provide market, statistical and other research information to the Portfolios and DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.

DVM may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in
Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e) the Portfolio could pay a firm that provides research services commissions for effecting a securities transaction for the Portfolio in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM's overall responsibilities to the Portfolio and other clients. Not all of such research services may be useful or of value in advising the Portfolio. Research benefits will be available for all clients of DVM. The subadvisor fee paid by DeIM to DVM is not reduced because these research services are received.

Eagle Asset Management, Janus Capital Management LLC, Davis Selected Advisors, L.P., Oak Associates, Ltd., Turner Investment Partners, Inc., INVESCO Funds Group, Inc., Jennison Associates LLC and Massachusetts Financial Services Company.

Under the subadvisor agreements between the advisor and each subadvisor, each subadvisor places all orders for the purchase securities for each portfolio it manages. At times investment decisions may be made to purchase or sell the same investment securities of a Portfolio and for one or more of the other clients managed by each subadvisor. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options a Portfolio will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to a Portfolio. On the other hand, the ability of a Portfolio to participate in volume transactions may produce better executions for a Portfolio in some cases.

Each subadvisor in effecting purchases and sales of portfolio securities for the account of the Portfolios, will implement the Portfolios' policy of seeking best execution of orders. Each subadvisor may each be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolios, and each subadvisor. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of each subadvisor. In selecting among firms believed to meet the criteria for handling a particular transaction, each subadvisor may each give consideration to those firms as well as to those firms that provide market, statistical and other research information to the Portfolio, and each subadvisor, although each are not authorized to pay higher commissions to firms that provide such services, except as described below.

Each subadvisor may each in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and
research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by each subadvisor in cash. Subject to Section 28(e) the Portfolios could pay a firm that provides research services commissions for effecting a securities transaction for the Portfolio in excess of the amount other firms would have charged for the transaction if each subadvsior determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or each subadvisor's overall responsibilities to the Portfolios and other clients. Not all of such research services may be useful or of value in advising the Portfolios. Research benefits will be available for all clients of each subadvisor. The subadvisor fees paid by each subadvisor are not reduced because these research services are received.

The table below shows total brokerage commissions paid by each Portfolio (other than SVS MFS Strategic Value Portfolio, which commenced operations on May 1,
2002) then existing for the last three fiscal years as applicable and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.


                                                              Allocated to Firms
                                                              Based on Research
Portfolio                                      Fiscal 2001    in Fiscal 2001         Fiscal 2000           Fiscal 1999
---------                                      -----------    --------------         -----------           -----------

Scudder Aggressive Growth Portfolio ^(1)          $34,253           $1,145              $26,875                   n/a
Scudder Blue Chip Portfolio                       536,231          266,914              324,039              $187,770
Scudder Contrarian Value Portfolio                412,534          238,523              338,516               325,888
Scudder Global Blue Chip Portfolio                 49,691           25,741               45,608                30,186
Scudder Government Securities Portfolio               480              408                  546                     0
Scudder Growth Portfolio                          570,848          359,423              549,125               848,978
Scudder High Yield Portfolio                         6335             6335                  178                     0
Scudder International Select Equity Portfolio     400,055          107,757              665,063             1,206,888
Scudder Investment Grade Bond Portfolio                 0                0                    0                     0
Scudder Money Market Portfolio                          0                0                    0                     0
Scudder New Europe Portfolio                       90,377           28,885


                                       36

                                                              Allocated to Firms
                                                              Based on Research
Portfolio                                      Fiscal 2001    in Fiscal 2001         Fiscal 2000           Fiscal 1999
---------                                      -----------    --------------         -----------           -----------

Scudder Small Cap Growth Portfolio                521,070          213,035                  60,188            473,333
Scudder Strategic Income Portfolio                  4,639            4,639
Scudder Technology Growth Portfolio^(1)           385,288          106,498                 231,045                n/a
Scudder Total Return Portfolio                  1,195,032          559,792                 787,344            956,177
SVS Davis Venture Value Portfolio^(4)             130,730          111,965                     n/a                n/a
SVS Dreman Financial Services Portfolio            93,656           18,017                  24,293             19,392
SVS Dreman High Return Equity Portfolio           439,785          172,791                 148,787            122,405
SVS Dreman Small Cap Value Portfolio               60,059           28,331                  60,188            277,982
SVS Eagle Focused Large Cap Growth                125,852           65,458                  81,519                n/a
Portfolio^(3)

SVS Focus Value+Growth Portfolio                  237,105           81,223                 342,565            219,962
SVS Index 500 Portfolio^(2)                       112,220           82,203                  40,275                n/a
SVS INVESCO Dynamic Growth Portfolio^(4)           16,404            2,224                     n/a                n/a
SVS Janus Growth And Income Portfolio^(3)         196,087          112,274                  96,320                n/a
SVS Janus Growth Opportunities Portfolio^(3)      263,615           10,458                  89,447                n/a
SVS MFS Strategic Value Portfolio^(5)                 n/a              n/a                     n/a                n/a
SVS Oak Strategic Equity Portfolio^(4)             24,844              100                     n/a                n/a
SVS Turner Mid Cap Growth Portfolio^(4)            68,806           28,775                     n/a                n/a


^(1)      Commenced operations on May 1, 1999.

^(2)      Commenced operations on September 1, 1999.

^(3)      Commenced operations on October 29, 1999.

^(4)      Commenced operations on May 1,  2001.

^(5)      Commenced operations on May 1,  2002.

Code of Ethics. The Fund, the Advisor and subadvisors, and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Fund and employees of the Advisor or subadvisors, and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Distributor

Scudder Distributors, Inc. ("SDI" or the "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of DeIM, is the distributor and principal underwriter for shares of each Portfolio in the continuous offering of its shares. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days' notice.

 Each Portfolio, except Scudder New Europe Portfolio and Scudder Strategic Income Portfolio, has adopted a distribution plan under Rule 12b-1 (the "Plan") that provides for fees payable as an expense of the Class B shares. Under the plan, Scudder Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

In addition, SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of Scudder Variable Series II.


                             FUND SERVICE PROVIDERS

Transfer Agent

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the transfer agent and dividend-paying agent for each Portfolio. Pursuant to an agreement with State Street, Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, acts as each Portfolio's transfer agent, dividend-paying agent and shareholder service agent. SISC receives as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, and out-of-pocket expense reimbursement.

Custodian


State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio (other than the Scudder International Select Equity
Portfolio, Scudder Global Blue Chip Portfolio, and Scudder New Europe Portfolio). The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Scudder International Select Equity Portfolio. Brown Brothers Harriman & Co., as custodian, has custody of all securities and cash of the Scudder Global Blue Chip Portfolio and Scudder New Europe Portfolio. Each custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by those Portfolios.


Independent Auditors

The Fund's independent auditors, Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 audit and report on the Portfolios' annual financial statements, review certain regulatory reports and the Portfolios' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel

Vedder, Price, Kaufman & Kammholz, 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to each Portfolio other than those noted below. Dechert, Ten Post Office Square South, Boston, Massachusetts, serves as legal counsel to the SVS Dreman Financial Services Portfolio, Scudder Global Blue Chip Portfolio, Scudder New Europe Portfolio, SVS

Eagle Focused Large Cap Growth Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio, SVS Index 500 Portfolio, SVS INVESCO Dynamic Growth Portfolio, SVS Turner Mid Cap Growth Portfolio, SVS Oak Strategic Equity Portfolio, SVS Davis Venture Value Portfolio and SVS MFS Strategic Value Portfolio.

Fund Accounting Agent

Scudder Fund Accounting Corp. ("SFAC"), Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of DeIM, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. SFAC receives no fee for its services to each Portfolio, other than the SVS Dreman High Return Equity Portfolio, SVS Dreman Financial Services Portfolio, SVS Eagle Focused Large Cap Growth Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio, Scudder Global Blue Chip Portfolio, Scudder New Europe Portfolio, Scudder Aggressive Growth Portfolio, and Scudder Technology Growth Portfolio; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services to those Portfolios under its agreement with such Portfolios. The agreements with Scudder Aggressive Growth Portfolio, Scudder Technology Growth Portfolio, Scudder High Return Equity Portfolio and SVS Dreman Financial Services Portfolio state that each Portfolio shall pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets of the Portfolio, 0.0075% of the next $850 million of such assets and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. The agreements with Scudder Global Blue Chip Portfolio and Scudder New Europe Portfolio state that the Portfolios shall each pay SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets of such Portfolio, 0.04% of the next $850 million of such assets and 0.02% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Certain of the Portfolios incurred no accounting fees for the period ending December 31, 2000, after a fee reduction by SFAC. Scudder Aggressive Growth Portfolio, Scudder Technology Growth Portfolio, SVS Dreman High Return Equity Portfolio, SVS Dreman Financial Services Portfolio and Scudder Global Blue Chip Portfolio incurred accounting fees, for the period ending December 31, 2000, of $40,349, $38,043, $44,664, $32,084 and $18,875, respectively. Of these fee amounts, $4,576 for Scudder Technology Growth Portfolio and $4,307 for SVS Dreman High Return Equity Portfolio was unpaid at December 31, 2000.

For the year ended December 31, 2001, SFAC received the following fee for its services for the following portfolios:

                                                                                         Unpaid as of
                     Portfolio                          Total Aggregated ($)        December 31, 2001 ($)
                     ---------                          --------------------        ---------------------

Scudder Aggressive Growth Portfolio                               28,773                        5,613
Scudder Global Blue Chip Portfolio                                49,771                       49,771
Scudder New Europe Portfolio                                      54,790                           --
Scudder Technology Growth Portfolio                               67,464                       16,308
SVS Dreman Financial Services Portfolio                           43,868                        3,300
SVS Dreman High Return Equity Portfolio                           81,776                        9,102
SVS INVESCO Dynamic Growth Portfolio                              36,878                           --
SVS Eagle Focused Large Cap Growth Portfolio                      37,500                       37,500
SVS Janus Growth And Income Portfolio                             57,543                       57,543
SVS  Janus Growth and Opportunities Portfolio                    156,916                      156,916
SVS Index 500 Portfolio                                          168,631                           --
SVS Turner Mid Cap Growth Portfolio                               57,921                           --
SVS Oak Strategic Equity Portfolio                                28,595                           --
SVS Davis Venture Value Portfolio                                 23,755                        3,145


                                   PERFORMANCE

From time to time, quotations of a Portfolio's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information for each Portfolio is calculated separately for each class of such Portfolio in accordance with formulae prescribed by the Securities and Exchange Commission. The calculation of each Portfolio's performance does not reflect insurance charges. These performance figures may be calculated in the following manner:

Scudder Money Market Portfolio

1.       Yield is the net annualized  yield based on a specified  seven calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

         The yield of Scudder Money Market Portfolio for the seven-day period ended December 31, 2001, was 1.97%.

2. Effective yield is the net annualized yield for a specified seven calendar days assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

             Effective Yield = [(Base Period Return + 1)^365/7] - 1.

The net annualized yield of the Portfolio for the seven-day period ended December 31, 2001, was 1.58%.

As described above, yield and effective yield are based on historical earnings and show the performance of a hypothetical investment and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

In connection with communicating its yield or effective yield to current or prospective shareholders, Money Market Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

From time to time, in marketing pieces and other fund literature, a Portfolio's yield and performance over time may be compared to the performance of broad groups of comparable mutual funds, bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indexes of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit, and the deposit principal is insured by the FDIC.

All Portfolios

Average Annual Total Return is the average annual compound rate of return for the periods of one year and five years (or such shorter periods as may be applicable dating from the commencement of the Portfolio's operations) all ended on the date of a recent calendar quarter.

Average annual total return quotations reflect changes in the price of a Portfolio's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/n - 1

Where:

         P              =     a hypothetical initial investment of $1,000
         T              =     Average Annual Total Return
         n              =     number of years
         ERV            =     ending  redeemable  value:  ERV is the value, at
                              the   end  of   the   applicable   period,   of  a
                              hypothetical   $1,000   investment   made  at  the
                              beginning of the applicable period.

       Average Annual Total Return for periods ended December 31, 2001 --
                                 Class A Shares

                                                  One Year        Five Years         Ten Years         Life of Class
                                                  --------        ----------         ---------         -------------


Scudder Aggressive Growth Portfolio ^(1)          -21.76               n/a                n/a                  1.49
Scudder Blue Chip Portfolio                       -15.81               n/a                n/a                  4.61
Scudder Contrarian Value Portfolio                  1.87             10.56                n/a                 12.39
Scudder Global Blue Chip Portfolio                -15.48               n/a                n/a                  0.36
Scudder Government Securities Portfolio             7.48              6.96               6.48                   n/a
Scudder Growth Portfolio                          -22.34              3.78               8.29                   n/a
Scudder High Yield Portfolio                        2.63              1.63               7.20                   n/a
Scudder International Select Equity Portfolio     -24.43              1.07                n/a                  5.84
Scudder Investment Grade Bond Portfolio             5.71              6.01                n/a                  5.94
Scudder Money Market Portfolio                      3.75              5.01               4.59                   n/a
Scudder New Europe Portfolio                      -29.86               n/a                n/a                 -9.84
Scudder Small Cap Growth Portfolio                -28.91              6.33                n/a                 11.81
Scudder Strategic Income Portfolio                  5.23               n/a                n/a                  3.24
Scudder Technology Growth Portfolio^(1)           -32.39               n/a                n/a                 -2.21
Scudder Total Return Portfolio                     -6.09              7.72               8.21                   n/a
SVS Davis Venture Value Portfolio^(4)                n/a               n/a                n/a                -5.00*
SVS Dreman Financial Services Portfolio            -4.86               n/a                n/a                  3.20
SVS Dreman High Return Equity Portfolio             1.69               n/a                n/a                  5.41
SVS Dreman Small Cap Value Portfolio               17.63              6.34                n/a                  5.92
SVS Eagle Focused Large Cap Growth                -17.02               n/a                n/a                 -1.39
Portfolio^(3)
SVS Focus Value+Growth Portfolio                  -14.35              7.65                n/a                  9.32
SVS Index 500 Portfolio^(2)                       -12.05               n/a                n/a                 -5.90
SVS INVESCO Dynamic Growth Portfolio^(4)             n/a               n/a                n/a               -12.00*
SVS Janus Growth And Income Portfolio^(3)         -12.28               n/a                n/a                 -3.97
SVS Janus Growth Opportunities Portfolio^(3)      -23.76               n/a                n/a                -10.43
SVS Oak Strategic Equity Portfolio^(4)               n/a               n/a                n/a               -24.00*
SVS Turner Mid Cap Growth Portfolio^(4)              n/a               n/a                n/a               -11.70*


*         Cumulative Return

^(1)      Commenced operations on May 1, 1999.

^(2)      Commenced operations on September 1, 1999.

^(3)      Commenced operations on October 29, 1999.

^(4)      Commenced operations on May 1, 2001.

For Scudder International Select Equity Portfolio:

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and strategy. Prior to May 1, 2001, the portfolio was named Kemper International Research Portfolio and operated with a different investment strategy than either the Portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies were in place.

For Scudder New Europe Portfolio:

Prior to May 1, 2000, the portfolio was named Kemper International Growth and Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in place.

For SVS Dreman Small Cap Value Portfolio:

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different investment strategy and was managed by the Advisor (and not DVM). Performance would have been different if the portfolio's current policies were in place.

For Scudder Focus Value+Growth Portfolio:

Prior to May 1, 2001, (i.e. engagement of Jennison), the portfolio was named Kemper Value and Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Prior to April 8, 2002, (engagement of DVM), a different advisor managed the value portion of the portfolio. Performance would have been different if the portfolio's current policies were in place.

Comparison of Portfolio Performance

In connection with communicating its performance to current or prospective shareholders, the Portfolios also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Portfolios. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Portfolios invest.

From time to time, in advertising and marketing literature, the Portfolio's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

From time to time, in marketing and other Portfolio literature, Trustees and officers of the Portfolios, the Portfolios' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Portfolios. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

Marketing and other Portfolio literature may include a description of the potential risks and rewards associated with an investment in the Portfolios. The description may include a "risk/return spectrum" which compares the Portfolios to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Portfolios to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Evaluation of fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Portfolio, including reprints of, or selections from, editorials or articles about a Portfolio.


                            PURCHASE AND REDEMPTIONS

Portfolio shares are sold at their net asset value next determined after an order and payment are received as described below. (See "Net Asset Value.")

Upon receipt by a Portfolio's transfer agent of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.

The Fund, on behalf of a particular Portfolio, may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed, other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which
(i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.


                       DIVIDENDS, CAPITAL GAINS AND TAXES


Scudder Money Market Portfolio. The net asset value per share of the Scudder Money Market Portfolio is determined as of the earlier of 4:00 p.m. Eastern time or the close of the Exchange on each day the Exchange is open for trading, except that the net asset value will not be computed on a day in which no orders to purchase shares were received or no shares were tendered for redemption. The net asset value per share is determined by dividing the total assets of the Portfolio minus its liabilities by the total number of its shares outstanding. The net asset value per share of the Scudder Money Market Portfolio is ordinarily $1.00 calculated at amortized cost in accordance with Rule 2a-7 under the 1940 Act. While this rule provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would have received if all its investments were sold. Under the direction of the Board of Trustees, certain procedures have been adopted to monitor and stabilize the price per share for the Portfolio.
Calculations are made to compare the value of its investments valued at amortized cost with market-based values. Market-based values will be obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments or government securities published by reputable sources. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based quotations, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Scudder Money Market Portfolio purchases only securities with a maturity of one year or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Scudder Money Market Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.


Dividends for Scudder Money Market Portfolio. Scudder Money Market Portfolio's net investment income is declared as a dividend daily and paid monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

Dividends for All Portfolios Except Scudder Money Market Portfolio. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.

Taxes. Each Portfolio intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code ("Code") in order to avoid taxation of the Portfolio and its shareholders.

Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Portfolios will be insurance companies and their separate accounts that fund variable insurance contracts. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

Each Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract.

The preceding is a brief summary of certain of the relevant tax considerations. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.


                                 NET ASSET VALUE




All Portfolios (other than the Scudder Money Market Portfolio). The net asset value of shares of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.


An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time.

Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of a portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the portfolio's Board and overseen by the portfolio's Pricing Committee.


                              OFFICERS AND TRUSTEES

The following table presents information about each Trustee of the Fund as of April 1, 2002. Each Trustee's age as of May 1, 2002 is in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Investment Management Americas Inc. 222 South Riverside Plaza, Chicago, Illinois 60606. The term of office for each Trustee is until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of stockholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees

Name, Age and                                                            Number of
Position(s) Held                                                         Portfolios in
with the                    Length of       Principal Occupation(s)      Fund Complex
Fund                        Time Served*    During Past 5 Years          Overseen         Other Directorships Held
----                        ------------    -------------------          --------         ------------------------

John W. Ballantine          1999-present    Retired; formerly,           85               First Oak Brook Bancshares, Inc.;
(56)                                        Executive Vice President                      Oak Brook Bank;
Trustee                                     and Chief Risk Management                     Tokheim Corporation (designer,
                                            Officer, First Chicago NBD                    manufacturer and servicer of
                                            Corporation/The First                         electronic and mechanical petroleum
                                            National Bank of Chicago                      marketing systems)
                                            (1996-1998); Executive
                                            Vice President and Head of
                                            International Banking
                                            (1995-1996)

Lewis A. Burnham            1977-present    Retired; formerly,           85               None
(69)                                        Director of Management
Trustee                                     Consulting, McNulty &
                                            Company; formerly,
                                            Executive Vice President,
                                            Anchor Glass Container
                                            Corporation

Donald L. Dunaway           1980-present    Retired; formerly,           85               None
(65)                                        Executive Vice President,
Trustee                                     A.O. Smith Corporation
                                            (diversified manufacturer)

James R. Edgar              1999-present    Distinguished Fellow,        85               Kemper Insurance Companies (not
(55)                                        University of Illinois                        affiliated with the Scudder Funds);
Trustee                                     Institute of Government                       John B. Sanfilippo & Son, Inc.;
                                            and Public Affairs;                           Horizon Group Properties, Inc.
                                            formerly, Governor, State
                                            of Illinois

                                       46

Name, Age and                                                            Number of
Position(s) Held                                                         Portfolios in
with the                    Length of       Principal Occupation(s)      Fund Complex
Fund                        Time Served*    During Past 5 Years          Overseen         Other Directorships Held
----                        ------------    -------------------          --------         ------------------------

Robert B. Hoffman           1981-present    Retired; formerly,           85               None
(65)                                        Chairman, Harnischfeger
Trustee                                     Industries, Inc.
                                            (machinery for mining and
                                            paper industries); prior
                                            thereto, Vice Chairman and
                                            Chief Financial Officer,
                                            Monsanto Company
                                            (agricultural,
                                            pharmaceutical and
                                            nutritional/food
                                            products); Vice President,
                                            Head of International
                                            Operations, FMC
                                            Corporation (manufacturer
                                            of machinery and chemicals)

Shirley D. Peterson         1995-present    Retired; formerly,           85               Bethlehem Steel Corp.
(60)                                        President, Hood College;
Trustee                                     prior thereto, Partner,
                                            Steptoe & Johnson (law
                                            firm); Commissioner,
                                            Internal Revenue Service;
                                            Assistant Attorney General
                                            (Tax), U.S. Department of
                                            Justice

Fred B. Renwick             1988-present    Retired; Professor           85               The Wartburg Foundation; The
(72)                                        Emeritus of Finance, New                      Investment Fund for Foundations;
Trustee                                     York University, Stern                        American Bible Society Investment
                                            School of Business;                           Committee; formerly, Director of Board
                                            Chairman, Finance                             of Pensions, Evangelical Lutheran
                                            Committee of Morehouse                        Church in America
                                            College Board of Trustees;
                                            formerly, member of the
                                            Investment Committee of
                                            Atlanta University Board
                                            of Trustees



                                       47

Name, Age and                                                            Number of
Position(s) Held                                                         Portfolios in
with the                    Length of       Principal Occupation(s)      Fund Complex
Fund                        Time Served*    During Past 5 Years          Overseen         Other Directorships Held
----                        ------------    -------------------          --------         ------------------------

William P. Sommers          1979-present    Retired; formerly,           85               PSI Inc.; Evergreen Solar, Inc.;
(68)                                        President and Chief                           Director of H2Gen; Director of Zassi
Trustee                                     Executive Officer, SRI                        Medical
                                            International (research
                                            and development); prior
                                            thereto, Executive Vice
                                            President, Iameter
                                            (medical information and
                                            educational service
                                            provider); Senior Vice
                                            President and Director,
                                            Booz, Allen & Hamilton
                                            Inc. (management
                                            consulting firm); Advisor,
                                            Guckenheimer Enterprises

John G. Weithers            1993-present    Retired; Chairman of the     85               Federal Life Insurance Company;
(68)                                        Members of the Corporation                    formerly, International Federation of
Trustee                                     and Trustee, DePaul                           Stock Exchanges; formerly, Records
                                            University; formerly,                         Management Systems
                                            Chairman of the Board and
                                            Chief Executive Officer,
                                            Chicago Stock Exchange


Interested Trustees and Officers for All Funds**:


The following table presents information about each Interested Trustee and Officer of the Fund. Each Interested Trustee and Officer's age as of May 1, 2002 is in parentheses after his or her name. Unless otherwise noted, the address of each Interested Trustee and Officer is c/o Deutsche Investment Management Americas Inc., 222 South Riverside Plaza, Chicago, Illinois 60606. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. Each Officer is an employee of Deutsche Investment Management Americas Inc.

                                                                                            Number of
                                                                                            Portfolios
                                                                                            in Fund       Other
Name,                    Positions(s)          Length of       Principal Occupation(s)      Complex       Directorships
Address and Age          Held with Fund        Time Served*    During Past 5 Years          Overseen      Held
---------------          --------------        ------------    -------------------          --------      ----

Mark S. Casady++         Trustee and           2001-present    Regional Managing Director   85            None
(41)                     President                             of Deutsche Asset
                                                               Management

Philip J. Collora (56)   Vice President and    1990-present    Senior Vice President of     Not           None
                         Assistant Secretary                   Deutsche Asset Management    Applicable



                                       48

                                                                                            Number of
                                                                                            Portfolios
                                                                                            in Fund       Other
Name,                    Positions(s)          Length of       Principal Occupation(s)      Complex       Directorships
Address and Age          Held with Fund        Time Served*    During Past 5 Years          Overseen      Held
---------------          --------------        ------------    -------------------          --------      ----

Linda C. Coughlin+       Trustee,              2002-present    Managing Director of         143           None
(49)                     Chairperson and                       Deutsche Asset Management
                         Vice President

William F. Glavin+       Trustee and Vice      2000-present    Managing Director of         Not           Trustee, Crossroads
(43)                     President                             Deutsche Asset Management    Applicable    for Kids, Inc.
                                                                                                          (serves at-risk
                                                                                                          children)

Richard T. Hale##        Vice President        2002-present    Managing Director of         Not           None
(56)                                                           Deutsche Bank Securities     Applicable
                                                               Inc. (formerly Deutsche
                                                               Banc Alex. Brown Inc.)
                                                               (June 1999 to present) and
                                                               Deutsche Asset Management
                                                               Americas (June 1999 to
                                                               present); Director and
                                                               President, Investment
                                                               Company Capital Corp.
                                                               (registered investment
                                                               advisor) (April 1996 to
                                                               present) and Deutsche
                                                               Asset Management Mutual
                                                               Funds (1989 to present);
                                                               Director, Deutsche Global
                                                               Funds, Ltd. (January 2000
                                                               to present), CABEI Fund
                                                               (June 2000 to present) and
                                                               North American Income Fund
                                                               (September 2000 to
                                                               present); Vice President,
                                                               Deutsche Asset Management,
                                                               Inc. (September 2000 to
                                                               present); formerly,
                                                               Director, ISI Family of
                                                               Funds (registered
                                                               investment companies)
                                                               (1992-1999)

John Millette+           Vice President and    1999-present    Vice President of Deutsche   Not           None
(39)                     Secretary                             Asset Management             Applicable




                                       49

                                                                                            Number of
                                                                                            Portfolios
                                                                                            in Fund       Other
Name,                    Positions(s)          Length of       Principal Occupation(s)      Complex       Directorships
Address and Age          Held with Fund        Time Served*    During Past 5 Years          Overseen      Held
---------------          --------------        ------------    -------------------          --------      ----

Daniel O. Hirsch##       Vice President and    2002-present    Managing Director of         Not           None
(48)                     Assistant Secretary                   Deutsche Asset Management;   Applicable
                                                               formerly, Principal, BT
                                                               Alex. Brown Incorporated,
                                                               (Deutsche Banc Alex. Brown
                                                               Inc.) (1998-1999);
                                                               Assistant General Counsel,
                                                               United States Securities
                                                               and Exchange Commission
                                                               (1993-1998)

Caroline Pearson+        Assistant Secretary   1997-present    Managing Director of         Not           None
(40)                                                           Deutsche Asset Management;   Applicable
                                                               formerly, Associate,
                                                               Dechert Price & Rhoads
                                                               (law firm) (1989-1997)

Gary L. French+          Treasurer             2002-present    Managing Director of         Not           None
(53)                                                           Deutsche Asset Management;   Applicable
                                                               director of Investment
                                                               Operations, Deutsche Asset
                                                               Management; formerly,
                                                               President of UAM Fund
                                                               Services, Inc. (1995-2001)

John R. Hebble+          Assistant Treasurer   1998-present    Senior Vice President of     Not           None
(43)                                                           Deutsche Asset Management    Applicable

Thomas Lally+            Assistant Treasurer   2001-present    Senior Vice President of     Not           None
(34)                                                           Deutsche Asset Management    Applicable

Brenda Lyons+            Assistant Treasurer   1998-present    Senior Vice President of     Not           None
(39)                                                           Deutsche Asset Management    Applicable


                                       50

                                                                                              Number of
                                                                                              Portfolios
                                                                                              in Fund       Other
Name,                    Positions(s)          Length of       Principal Occupation(s)        Complex       Directorships
Address and Age          Held with Fund        Time Served     During Past 5 Years            Overseen      Held
----------------         --------------        -----------     -------------------            --------      ----

Gregory Boal#            Vice President        2002-present    Managing Director of           Not           None
(43)                                                           Deutsche Asset Management;     Applicable
                                                               formerly,  Senior Vice
                                                               President and Director of
                                                               the Fixed Income Division of
                                                               Chicago-based ABN AMRO Asset
                                                               Management USA; manager of
                                                               the corporate bond
                                                               department at ABN AMRO
                                                               (1997-2000)

Andrew Cestone@          Vice President        2002-present    Director of Deutsche Asset     Not           None
(32)                                                           Management; formerly,          Applicable
                                                               investment analyst, Phoenix
                                                               Investment Partners
                                                               (1997-1998)

John E. Dugenske++       Vice President        2002-present    Managing Director of           Not           None
(36)                                                           Deutsche Asset Management;     Applicable
                                                               formerly, investment officer
                                                               and portfolio manager at
                                                               NISA Investment Advisors
                                                               (1998-2000)

Irene T. Cheng++         Vice President        1997-present    Managing Director of           Not           None
(47)                                                           Deutsche Asset Management      Applicable

Jan C. Faller++          Vice President        2000-present    Managing Director of           Not           None
(35)                                                           Deutsche Asset Management;     Applicable
                                                               formerly, Bond and Currency
                                                               Investment Manager at
                                                               PanAgora Asset Management,
                                                               (1995-1999)

Alexander (Sandy)        Vice President        2002-present    Managing Director, Deutsche    Not           None
Black###                                                       Asset Management               Applicable
(38)

William F. Gadsden++     Vice President        1996-present    Managing Director of           Not           None
(47)                                                           Deutsche Asset Management      Applicable



                                       51

                                                                                              Number of
                                                                                              Portfolios
                                                                                              in Fund       Other
Name,                    Positions(s)          Length of       Principal Occupation(s)        Complex       Directorships
Address and Age          Held with Fund        Time Served     During Past 5 Years            Overseen      Held
----------------         --------------        -----------     -------------------            --------      ----

Sewall Hodges++          Vice President        2000-present    Managing Director of           Not           None
(47)                                                           Deutsche Asset Management      Applicable

William E. Holzer++      Vice President        2001-present    Managing Director of           Not           None
(52)                                                           Deutsche Asset Management      Applicable

Blair J. Treisman++      Vice President        2002-present    Vice President of Deutsche     Not           None
(34)                                                           Asset Management; formerly,    Applicable
                                                               business services analyst at
                                                               Salomon Smith Barney (1999);
                                                               senior research analyst and
                                                               hedge fund manager at
                                                               Midtown Research Group
                                                               (1998-1999); senior analyst
                                                               -- Small Cap Growth Equities
                                                               Group at Putnam Investments
                                                               (1994-1998)

Roy McKay++              Vice President        2002-present    Managing Director of           Not           None
(69)                                                           Deutsche Asset Management      Applicable

Jesse Stuart++           Vice President        2002-present    Senior Vice President of       Not           None
(35)                                                           Deutsche Asset Management      Applicable

Joshua Feuerman+++       Vice President        2002-present    Managing Director of           Not           None
(37)                                                           Deutsche Asset Management;     Applicable
                                                               joined Deutsche Asset
                                                               Management in 1999 after 10
                                                               years of experience at State
                                                               Street Global Advisors,
                                                               where he served as head of
                                                               international strategies,
                                                               including emerging and
                                                               developed markets, and
                                                               earlier in product
                                                               engineering and
                                                               international equity research

Darlene Rasel+++         Vice President        2002-present    Managing Director of           Not           None
(50)                                                           Deutsche Asset Management      Applicable



                                       52

                                                                                              Number of
                                                                                              Portfolios
                                                                                              in Fund       Other
Name,                    Positions(s)          Length of       Principal Occupation(s)        Complex       Directorships
Address and Age          Held with Fund        Time Served     During Past 5 Years            Overseen      Held
----------------         --------------        -----------     -------------------            --------      ----

Thomas F. Sassi++        Vice President        1998-present    Managing Director of           Not           None
(59)                                                           Deutsche Asset Management      Applicable

Timothy C. Vile###       Vice President        2002-present    Director of Deutsche Asset     Not           None
(40)                                                           Management                     Applicable

Janet Campagna+++        Vice President        2002-present    Managing Director of           Not           None
(45)                                                           Deutsche Asset Management;     Applicable
                                                               formerly, investment
                                                               strategist and manager of
                                                               the asset allocation
                                                               strategies group for
                                                               Barclays Global Investors
                                                               from 1994 to 1999

* Length of time served represents the date that each Trustee was first appointed or elected to a fund managed by the Advisor.

** As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the Investment Company Act of 1940, as amended. Interested persons receive no compensation from the Funds.

+        Address:  Two International Place, Boston, Massachusetts

++       Address:  345 Park Avenue, New York, New York

+++      Address: 280 Park Avenue, New York, New York

#        Address: 222 South Riverside Plaza, Chicago, Illinois

##       Address: One South Street, Baltimore, Maryland

###      Address: 1 Appold Street, Broadgate, London, United Kingdom

@ Address: Public Ledger Building, 150 South Independence Square West, 7th Floor, Philadelphia, Pennsylvania

Trustee's and Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

Mark S. Casady:            Chairman and Trustee
William F. Glavin:         Vice President and Trustee
James J. McGovern          Chief Financial Officer and Treasurer
Caroline Pearson:          Secretary
Linda J. Wondrack:         Vice President and Chief Compliance Officer
Phillip J. Collora:        Assistant Secretary
Thomas V. Bruns:           President

Trustee's Responsibilities. The officers of the Fund manage its day-to-day operations under the direction of the Fund's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Fund's Board members are not affiliated with the Advisor.

The Board meets periodically to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. At least annually, the Trustees, including the Non-interested Trustees, review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Fund's investment performance qualifications and experience of personnel of the Advisor rendering services, the quality and efficiency of the various other services provided, costs incurred by the Advisor and its affiliates, and the Advisor's profit, comparative information regarding fees, expenses and performance of competitive funds. In addition, the Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees.  The Fund's Board has the following committees.

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald
L. Dunaway (Chairman), Robert B. Hoffman and William P. Sommers. The Audit Committee held four meetings during the Fund's last fiscal year.

Nominating and Governance Committee: This Committee seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held five meetings during the Fund's last fiscal year. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Fund.

Valuation Committee: This Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine and Linda C. Coughlin. Alternative members are Lewis A. Burnham, Donald L. Dunaway, John G. Weithers, Mark S. Casady and William F. Glavin. The Valuation Committee held 23 meetings during the Fund's last fiscal year.

Operations Committee: This Committee oversees the operations of the Fund, such as reviewing the Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements, shareholder services and proxy voting policies. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Fred B. Renwick and John G. Weithers. The Operations Committee held four meetings during the Fund's last fiscal year.

Equity Oversight Committee: This Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John G. Weithers (Chairman), Lewis A. Burnham and Robert B. Hoffman. The Equity Oversight Committee held three meetings during the Fund's last fiscal year.

Board's Approval of New Investment Management Agreements.

The Board approved a new investment management agreement with the Advisor for each Portfolio (except SVS MFS Strategic Value Portfolio) at a special meeting on February 4, 2002, subject to approval by shareholders, which was obtained on or about March 28, 2002. The new investment management agreements took effect on April 5, 2002, in conjunction with the consummation of a transaction in which Deutsche Bank AG ("Deutsche Bank") acquired 100% of the outstanding voting securities of the Advisor.

The terms of each new investment management agreement are substantially identical to the terms of the former investment management agreement, the renewal of which the Board had approved on September 26, 2001, except that each new management agreement permits the Advisor to appoint certain of its affiliates as subadvisors subadvisor to perform certain of its duties and, for the SVS Index 500 Portfolio, the investment management fee rate is lower under the new investment management agreement than under the former investment management agreement. In considering whether to approve the new investment management agreement for each Portfolio, the Board was given extensive information about the proposed change in control of the Advisor. The Board also met many times to discuss the transaction with Deutsche Bank, and the Non-interested Trustees met numerous times separately. Throughout the process, the Non-interested Trustees had the assistance of legal counsel, who advised them on, among other things, their duties and obligations. In addition, the Non-interested Trustees engaged various consultants to help them evaluate the proposed transaction.

In connection with its review of the new investment management agreements, the Board obtained substantial information regarding: the management, financial position and business of Deutsche Bank; the history of Deutsche Bank's business and operations; the investment performance of the investment companies advised by Deutsche Asset Management; the proposed structure, operations and investment processes of the combined investment management organization after the transaction; and the future plans of Deutsche Bank and the Advisor with respect to the Advisor's affiliated entities and the Portfolios. The Board also received information regarding the terms of the transaction, anticipated management of the combined organization, the resources that Deutsche Bank intended to bring to the combined organization and the process being followed by Deutsche Bank and the Advisor to integrate their organizations. The Board also reviewed current and pro forma staffing and financial information for the combined organization, along with Deutsche Bank's plans to reduce its expenses through reduction of organizational redundancies and the achievement of synergies and efficiencies.

Deutsche Bank identified to the Board one of the key focuses of the transaction as being the creation of a single disciplined, globally integrated investment management organization combining the strengths of the various investment advisory entities that comprise Deutsche Asset Management and the Advisor. The Non-interested Trustees met with the chief global investment officer of the proposed combined organization, who articulated Deutsche Bank's plan to create a global research-centric investment management organization. The Board considered that Deutsche Bank proposed a new chief global investment officer and other significant personnel changes for the Advisor. The Board considered the experience and track records of identified senior investment personnel that would be part of the combined investment management organization. The Board also considered the proposed structure of the combined trading platform, including the use of brokerage commissions to generate "soft dollars" to pay for research-related services and proposed policies, procedures and practices with respect to trading with Deutsche Bank and its affiliates. The Board considered Deutsche Bank's plans for distribution and marketing, shareholder servicing, investment operations, accounting and administration.


Board's Approval of Investment Management and Subadvisor Agreements for SVS MFS Strategic Value Portfolio. In conjunction with the establishment of the SVS MFS Strategic Value Portfolio, at its meeting on March 20, 2002, the Board approved an investment management agreement for the Portfolio. The Board also approved a subadvisor agreement between the Advisor and Massachusetts Financial Services Company ("MFS") under which MFS will provide investment advisory services to the SVS MFS Strategic Value Portfolio. The Board determined that the terms of the investment management and subadvisory agreements are fair and reasonable and that the agreements are in the Portfolio's best interests.


In evaluating the proposed investment management and subadvisor agreements, the Board reviewed materials furnished by the Advisor and MFS, including information regarding the Advisor, MFS, their affiliates and their personnel, operations and financial condition. The Board discussed with representatives of the Advisor the Portfolio's anticipated operations and the Advisor's and MFS's ability to provide advisory and other services to the Portfolio. The Board also reviewed, among other things:

o        the experience of the Advisor with respect to other sub-advised funds;

o the investment performance of other funds advised by MFS with similar investment strategies;

o the proposed fees to be charged by the Advisor for investment management services;

o        the proposed fees to be charged by MFS for subadvisor services;

o        the Portfolio's projected total operating expenses;

o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers; and

o the experience of the investment advisory and other personnel who would be providing services to the Portfolio.

The Board considered the following as relevant to its recommendations: (1) the favorable history, reputation, qualification and background of the Advisor and MFS, as well as the qualifications of their personnel; (2) that the management fee and projected expense ratios of the Portfolio are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of other funds managed by MFS with similar objectives compared to the results of other comparable investment companies and unmanaged indices; and (4) other factors that the Board deemed relevant.


Board's Approval of New Subadvisory Agreements. The Advisor entered into new subadvisor agreements in connection with the Deutsche Bank transaction for the following Portfolios and with the following subadvisors:


                    Portfolio                                                     Subadvisor
                    ---------                                                     ----------

Scudder New Europe Portfolio                       Deutsche Asset Management Investment Services Limited ("DeAMIS")
Scudder Strategic Income Portfolio                 DeAMIS
SVS Dreman Financial Services Portfolio            Dreman Value Management, L.L.C. ("DVM")
SVS Dreman High Return Equity Portfolio            DVM
SVS Dreman Small Cap Value Portfolio               DVM
SVS INVESCO Dynamic Growth Portfolio               INVESCO Funds Group, Inc.
SVS Eagle Focused Large Cap Growth Portfolio       Eagle Asset Management, Inc.
SVS Focus Value + Growth Portfolio                 Jennison Associates LLC
SVS Janus Growth And Income Portfolio              Janus Capital Management LLC ("Janus")
SVS Janus Growth Opportunities Portfolio           Janus
SVS Turner Mid Cap Growth Portfolio                Turner Investment Partners, Inc.
SVS Oak Strategic Equity Portfolio                 Oak Associates, Ltd.
SVS Davis Venture Value Portfolio                  Davis Selected Advisors, L.P.

Except for the contracts with DeAMIS, each of these new subadvisor agreements replaced a former subadvisor agreement that provided for its automatic termination in the event of the termination of the investment management agreement for each of these Portfolios. Since the former investment management agreements would terminate in conjunction with the transaction in which Deutsche Bank acquired 100% of the outstanding voting securities of the Advisor, new subadvisor agreements were proposed by the Advisor. Subadvisor agreements with DeAMIS were approved because the portfolio management teams that are responsible for managing all or a portion of the Portfolios listed above where DeAMIS is shown as subadvisor will transition from the United States to London and will become employees of DeAMIS.


In considering whether to approve the new subadvisor agreements (other than the new SVS Dreman High Return Equity Portfolio and SVS Dreman Financial Services Portfolio subadvisor agreements and the subadvisor agreements with DeAMIS), the Board considered similar factors to those it considered in approving the new investment management agreements, to the extent applicable. Based on the facts that (i) the sole reason the Board considered the new subadvisor agreements was due to the effects of the transaction on the former investment management agreements and unrelated to the performance or structure of any subadvisor and
(ii) the new subadvisor agreements are substantially identical to the former subadvisor agreements, the Board did not conduct a special review on the operations of any subadvisor in approving the new subadvisor agreements.

In considering whether to approve the subadvisor agreement with DeAMIS, the Board considered similar factors to those it considered in approving the new investment management agreements, to the extent applicable. In addition, the Board considered the recommendation of the Advisor and various information and materials provided by each of the Advisor and DeAMIS. The Board was told that it is expected that the transition to DeAMIS will allow the portfolio management teams to access the global reach of Deutsche Asset Management more effectively. The Board also considered that approval of these subadvisor agreements would not affect management fee rates paid by these Portfolios.


The terms of the new subadvisor agreements are substantially identical to the terms of the former subadvisor agreements, except for the new subadvisor agreements with DVM for the SVS Dreman High Return Equity Portfolio and SVS Dreman Financial Services Portfolio. These subadvisor agreements were approved by the Board at the special meeting on February 4, 2002, and were approved by shareholders at a meeting held on or about March 28, 2002.


Board's Approval of New Subadvisor Agreements for SVS Dreman High Return Equity Portfolio and SVS Dreman Financial Services Portfolio.


The former subadvisors agreements for the SVS Dreman High Return Equity Portfolio and SVS Dreman Financial Services Portfolio were amended and restated as of December 1, 2001 to increase the subadvisor fee rates payable to DVM. To provide the continued services of David N. Dreman, who controls DVM and is the portfolio manager of the SVS Dreman High Return Equity Portfolio and SVS Dreman Financial Services Portfolio, the Advisor and DVM entered into an agreement (the "Relationship Agreement") pursuant to which DVM was proposed to continue as subadvisor to the SVS Dreman High Return Equity Portfolio and SVS Dreman Financial Services Portfolio under the new subadvisor agreements.

The Relationship Agreement provides that in the event that Mr. Dreman ceases to dedicate the requisite attention and energy to actively managing the Portfolios or ceases to act as lead portfolio manager, DVM will promptly replace him with another portfolio manager with at least five years of relevant experience. In the event that Mr. Dreman ceases to control DVM, any replacement portfolio manager would be required to have at least five years of relevant experience and would be required to meet certain performance standards. Also under the Relationship Agreement, the Advisor will pay a monthly marketing fee to DVM under the new subadvisor agreements. In turn, DVM has agreed to provide a full-time employee to act as its full-time marketing liaison with the Advisor. The Relationship Agreement also provides that until the earlier of DVM ceasing to act as subadvisor for the Scudder High Return Equity Fund, a series of Scudder Value Series, Inc., or June 30, 2002, neither DVM nor Mr. Dreman shall serve as investment adviser, subadvisor or sponsor for any investment company in the Morningstar Large Cap Value Category that is registered with the SEC pursuant to the 1940 Act, nor shall Mr. Dreman or DVM be an "affiliated person" serving any such investment company, except for investment companies sponsored by the Advisor for which DVM serves as subadvisor. In addition, from July 1, 2002 until the earlier of DVM's ceasing to act as subadvisor for the SVS Dreman High Return Equity Fund or February 29, 2004, neither DVM nor Mr. Dreman shall serve as investment adviser, subadvisor or sponsor of any such investment company sponsored by, nor be or become an "affiliated person" of, certain specified competitors of the Advisor or their affiliates.

On September 26, 2001, the Board, including the Non-interested Trustees, voted unanimously to approve the new High Return Equity Portfolio subadvisor agreement and to recommend its approval to the shareholders of the High Return Equity Portfolio. After the September meeting, the Advisor requested that the Board defer the timing of the shareholders' meeting in connection with the transaction with Deutsche Bank. On February 4, 2002, the Board, including the Non-interested Trustees, voted unanimously to re-approve the new SVS Dreman High Return Equity Portfolio and SVS Dreman Financial Services Portfolio subadvisor agreements and to recommend its approval to the shareholders of the SVS Dreman High Return Equity Portfolio.


In determining whether to approve and re-approve the new subadvisor agreements and to recommend its approval to shareholders, the Board considered various factors and reviewed various materials furnished by the Advisor and DVM. In particular, the Board considered the investment performance of the High Return Equity Portfolio and Financial Services Portfolio relative to broad-based indices and to comparably managed mutual funds, the investment approach of DVM and the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolios. The Board also considered the following factors: the financial strength and resources of DVM and the Advisor; the favorable history, reputation, qualifications and background of DVM, as well as the qualifications of its personnel; the nature and quality of services provided by the Advisor; and the nature and quality of services provided by DVM and the role of Mr. Dreman in the provision of those services.


The Board also reviewed the terms of the new SVS Dreman High Return Equity Portfolio and SVS Dreman Financial Services Portfolio subadvisor agreements and its possible effects on the Advisor, DVM, the Portfolios and the Portfolios' shareholders. The Board also considered that the investment management fees paid by the Portfolios would not increase as a result of the new subadvisor agreements.


Board's Approval of Subadvisor Agreement for SVS Focus Value+Growth Portfolio.

At its meeting on February 4, 2002, the Board, including the Non-interested Trustees, voted to approve a subadvisor agreement with DVM for the value portion of the SVS Focus Value + Growth Portfolio's investment portfolio (approximately 50% of the portfolio). This subadvisor agreement took effect on April 5, 2002, following shareholder approval. In considering whether to approve the subadvisor agreement with DVM for the SVS Focus Value + Growth Portfolio, the Board considered various factors and reviewed various materials furnished by the Advisor and DVM. In particular, the Board considered the prior investment performance of comparable accounts managed by DVM relative to broad-based indices and to comparably managed mutual funds, the investment approach of DVM and the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolio. The Board also considered the following factors: the financial strength and resources of DVM; the favorable history, reputation, qualifications and background of DVM, as well as the qualifications of its personnel; the historical nature and quality of services provided by the Advisor; the proposed nature and quality of services provided by DVM to other Portfolios and the role of Mr. Dreman in the provision of those services; and DVM's relationship with the Advisor and experience with other funds managed by the Advisor.

The Board also reviewed the terms of the subadvisor agreement and its possible effects on the Advisor, DVM, the Portfolio and the Portfolio's shareholders, including the change in net compensation to the Advisor. The Board also considered that the investment management fees paid by the Portfolio would not increase as a result of the subadvisor agreement with DVM.

Board's Approval of Subadvisor Agreements with Janus.

At its meeting on September 26, 2001, the Board, including the Non-interested Trustees, voted to renew the former subadvisor agreements with Janus for the SVS Growth And Income Portfolio and the SVS Growth Opportunities Portfolio (together, the "Janus Portfolios"). In connection with a transaction involving parties related to Janus, shareholders of each Janus Portfolio approved a new subadvisor agreement for their Portfolio at a meeting held on February 14, 2002, which agreements (the "March Agreements") had been unanimously approved by the Trustees at a meeting held on November 28, 2001 and took effect in March 2002. As discussed above in connection with the Deutsche Bank transaction, the Board and shareholders each subsequently approved new subadvisor agreements for the Janus Portfolios (the "April Agreements"). The terms of the March and April Agreements for each Janus Portfolio were substantially identical to the terms of the corresponding former agreements.

Subsequent to Board and shareholder approval of the March and April Agreements, Janus assigned its rights under the each of those Agreements to a newly-created subsidiary of Janus, Janus Capital Management LLC, effective on or about April 1, 2002. Janus has assured the Fund that this assignment was not an "assignment" under the 1940 Act, so that the change in legal entity performing subadvisor duties did not terminate the contracts for the Janus Portfolios.

In considering whether to approve the new subadvisor agreements for the Janus Portfolios, the Board considered similar factors to those it considered in approving the new investment management agreements, to the extent applicable. Based on the facts that (i) the sole reason the Board considered each new subadvisor agreement for the Janus Portfolios was due to the effects of the transaction on the former investment management agreements and unrelated to the performance or structure of Janus and (ii) each new subadvisor agreement is substantially identical to the applicable former subadvisor agreement, the Board did not conduct a special review on the operations of Janus in approving the new subadvisor agreements.

Board's Approval of Subadvisor Agreement with DVM for the SVS Dreman Small Cap Value Portfolio.

In conjunction with the Board meeting on September 26, 2001, the Advisor proposed a subadvisor agreement with DVM for the Scudder Small Cap Value Portfolio (subsequently renamed the SVS Dreman Small Cap Value Portfolio (the "Small Cap Portfolio") pursuant to an agreement between the Advisor and DVM (the "Agreement") in which the Advisor agreed to propose DVM as subadvisor to the Small Cap Portfolio. Some of the principal terms and provisions of the Agreement as they are relevant to the Small Cap Portfolio and its shareholders are that: the Advisor agreed to exercise all reasonable efforts to obtain approval of the proposed subadvisor agreement by the Board and the shareholders of the Portfolio; the Portfolio has the continuing right to use the name "Dreman" in its name for so long as DVM is the subadvisor for the Portfolio; any replacement lead portfolio manager would be required to have at least five years of relevant experience and any lead portfolio manager appointed following or in contemplation of Mr. Dreman ceasing to control DVM would also be required to meet certain performance standards.

On September 26, 2001, the Board, including the Non-interested Trustees, unanimously voted to approve the subadvisor agreement for the Small Cap Portfolio and to recommend its approval to shareholders and to change the Portfolio's investment strategy.

The Advisor recommended to the Board that DVM serve as subadvisor for the Portfolio primarily to better implement the change in the Small Cap Portfolio's investment strategy from a quantitative approach to a qualitative low P/E approach. Under this approach, DVM seeks to invest in stocks of small companies with below market price to earnings, price to book and price to cash flow ratios that exhibit certain growth characteristics. The Advisor was familiar with DVM's experience in managing money using this qualitative strategy and its strengths through its relationship with DVM as subadvisor to certain other Portfolios.

In determining whether to approve the proposed subadvisor agreement for the Small Cap Portfolio and to recommend its approval to shareholders, the Board considered various factors and reviewed various materials furnished by the Advisor and DVM. In particular, the Board considered the prior investment performance of comparable accounts managed by DVM relative to broad-based indices and to comparably managed mutual funds, the investment approach of DVM and the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolio. The Board also considered the following factors: the financial strength and resources of DVM; the favorable history, reputation, qualifications and background of DVM, as well as the qualifications of its personnel; the historical nature and quality of services provided by the Advisor; the proposed nature and quality of services provided by DVM to other Portfolios and the role of Mr. Dreman in the provision of those services; and DVM's relationship with the Advisor and experience with other Portfolios. The Board also considered DVM's investment methodology for small capitalization assets.

The Board also reviewed the terms for the subadvisor agreement and its possible effects on the Advisor, DVM, the Small Cap Portfolio and the Portfolio's shareholders, including the change in net compensation to the Advisor. The Board also considered that the investment management fees paid by the Portfolio would not increase as a result of the new subadvisor agreement. The former subadvisor agreement with DVM for the Small Cap Portfolio went into effect following shareholder approval on January 18, 2002 and was replaced by the new subadvisor agreement for the Portfolio that went into effect following the closing of the Deutsche Bank transaction.

Board Considerations in Connection with Annual Renewal of Former Investment Management Agreements.

As part of the annual contract review process, commencing in July, 2001, the Board, as a whole, the Non-interested Trustees, separately, and the Fund's Oversight Committees met on several occasions to consider the renewal of each Portfolio's former investment management agreement. The Oversight Committees initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committees presented their findings and recommendations to the Non-interested Trustees as a group. The Non-interested Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2001, the Board concluded that the terms of the investment management agreement for each Portfolio are fair and reasonable and the continuance of each agreement is in the best interest of each Portfolio.

In connection with their meetings, the Oversight Committees and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor under the former investment management agreements; (ii) the management fees, expense ratios and asset sizes of the Portfolios relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Portfolios, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Portfolios relative to appropriate peer groups and one or a combination of market indices;
(v) fall-out benefits to the Advisor from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of the Advisor; and (vi) the potential benefits to the Advisor, the Portfolios and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Investment Performance. The Board reviewed the Portfolios' investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board requested the Advisor to identify Scudder funds whose performance ranks in the lowest quartile of their peer group ("Focus Funds") and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Board considered each Portfolio's management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about expense limitation commitments from the Advisor.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of the Portfolios, including a review of the Advisor's methodology in allocating its costs to the management of the Portfolios. The Board considered the profits realized by the Advisor in connection with the operation of the Portfolios and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios. The Board also considered the Advisor's profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Portfolios and whether the Portfolios have appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of each Portfolio.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board considered the character and amount of other incidental benefits received by the Advisor and its affiliates, including the receipt of research through the use of soft dollars.

Board Considerations in Connection with Annual Renewal of Former Subadvisor Agreements.

As part of the annual contract review process, commencing in July, 2001, the Board, as a whole, the Non-interested Trustees, separately, and the Fund's Oversight Committees met to consider the renewal of each applicable Portfolio's former subadvisor agreement. In determining whether to approve the subadvisor agreement, the Non-interested Trustees and the Board considered various factors and reviewed various materials furnished by the Advisor and the subadvisors, including (i) the investment performance of the Portfolios relative to broad-based indices and to comparably managed mutual funds, (ii) the investment approach of the subadvisors, and (iii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolios. The Non-interested Trustees and Board also considered the following factors: the favorable history, reputation, qualifications and background of the subadvisors, as well as the qualifications of their personnel; and the nature and quality of services provided by the subadvisors to the Portfolios. The Board also considered that the Advisor is responsible for any payment of fees to the subadvisors.

Trustee Fund Ownership
Under the Fund's Governance Procedures and Guidelines, the Non-interested Trustees have established the expectation that within three years Non-interested Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such Funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Non-interested Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those Funds that he or she oversees that best fit his or her own appropriate investment needs. The following table sets forth each Trustee's share ownership of the Fund and all Scudder funds overseen by the Trustee as of December 31, 2001.

                                                                                          Aggregate Dollar Range
                                                     Dollar Range of                        of Shares Owned in
                                                  Equity Securities in                      All Scudder Funds
Name of Nominees and Trustees                  Scudder Variable Series II                 Overseen by Trustees
-----------------------------                  --------------------------                 --------------------

John W. Ballantine                                             None                       Over $100,000
Lewis A. Burnham                                               None                       Over $100,000
Mark Casady                                                    None                       Over $100,000
Linda C. Coughlin                                              None                       Over $100,000
Donald L. Dunaway                                              None                       Over $100,000
James R. Edgar                                                 None                       $50,001 - $100,000
William F. Glavin, Jr.                                         None                       Over $100,000
Robert B. Hoffman                                              None                       Over $100,000
Shirley D. Peterson                                            None                       Over $100,000
Fred B. Renwick                                                None                       $10,001 - $50,000
William P. Sommers                                             None                       Over $100,000
John G. Weithers                                               None                       Over $100,000

Securities Beneficially Owned: To the best of the knowledge of the Fund, none of the Non-interested Trustees owned securities beneficially of the Advisor, subadvisor or SDI or person directly or indirectly controlling, controlled by or under common control with the Advisor, subadvisor or SDI.

As of March 31, 2002, all Trustees and Officers of the each Portfolio as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Portfolio.

Except as otherwise noted, as of March 31, 2002, all the shares of the Portfolios were held of record by KILICO Variable Annuity Separate Account ("KVASA"), KILICO Variable Separate Account ("KVSA"), KILICO Variable Series II ("KVS II"), KILICO Variable Series III ("KVS III"), KILICO Variable Series VI ("KVS VI") Separate Account KGC ("KGC"), Separate Account KG ("KG"), Prudential Variable Contract Account GI-2 ("PVCA"), Cova Variable Annuity Account One ("Cova One"), Cova Variable Annuity Account Five ("Cova Five"), Lincoln Life Variable Annuity Account N ("LLVAA") American General Life Insurance Company Separate Account VL-R, Farmera Annuity Separate Account A ("Farmers VAA") and Farmers Variable Life Separate Account A ("Farmers VLA") on behalf of the owners of variable life insurance contracts and variable annuity contracts. At all meetings of shareholders of these Portfolios, Kemper Investors Life Insurance Company ("KILICO") will vote the shares held of record by KVASA, KVSA KVSA, KVS II, KVS III and KVS VI, Allmerica Financial Life Insurance and Annuity Company ("Allmerica") will vote the shares held of record by KGC and KG, Prudential Insurance Company of America ("Prudential") will vote the shares held of record by PVCA, Cova Financial Services Life Insurance Company and Cova Financial Life Insurance Company (collectively, "Cova") will vote the shares held of record by Cova One and Cova Five, and Lincoln National Life Insurance Company ("Lincoln") will vote the shares held of record by LLVAA only in accordance with the instructions received from the variable life and variable annuity contract owners on behalf of whom the shares are held. All shares for which no instructions are received will be voted in the same proportion as the shares for which instructions are received. Accordingly, KILICO disclaims beneficial ownership of the shares of these portfolios held of record by KVASA, KVSA, KVS II, KVS III and KVS VI, and Allmerica disclaims beneficial ownership of the shares of these portfolios held of record by KGC and KG, and Prudential disclaims beneficial ownership of the shares of these portfolios held of record by PVCA, and Cova disclaims beneficial ownership of the shares of these portfolios held of record by Cova One and Cova Five and Lincoln disclaims beneficial ownership of the shares of these portfolios held of record by LLVAA.

As of March 31, 2002, the Advisor holds less than 5% of each Portfolio.

Portfolio Name                                                   Owner                          # of shares       %
--------------                                                   -----                          -----------       -

Scudder Aggressive Growth Portfolio        Farmer's Life Insurance Co. 3003 77th Ave S.E.,          3,922,150    56.79
                                           Mercer Island, WA 98040

Scudder Aggressive Growth Portfolio        Allmerica Life Ins. Co. 440 Lincoln Street,              2,865,142    41.48
                                           Worcester, MA 01653

Scudder Blue Chip Portfolio                Allmerica Life Ins. Co. 440 Lincoln Street,             11,316,951    57.10
                                           Worcester, MA 01653

Scudder Blue Chip Portfolio                Farmer's Life Insurance Co. 3003 77th Ave S.E.           7,302,479    36.84
                                           Mercer Island, WA 98040

Scudder Contrarian Value Portfolio         Allmerica Life Ins. Co. 440 Lincoln Street,              9,354,884    48.82
                                           Worcester, MA 01653

Scudder Contrarian Value Portfolio         Kemper Investor's Life Ins. Co., 1600 McConnor           4,463,720    23.29
                                           Parkway, Schaumburg, IL 60196

Scudder Global Blue Chip Portfolio         Farmer's Life Insurance Co. 3003 77th Ave S.E.           2,369,485    51.47
                                           Mercer Island, WA 98040

Scudder Global Blue Chip Portfolio         Allmerica Life Ins. Co. 440 Lincoln Street,              2,114,032    45.92
                                           Worcester, MA 01653

Scudder Government Securities Portfolio    Allmerica Life Ins. Co. 440 Lincoln Street,              8,872,828    35.88
                                           Worcester, MA 01653

Scudder Government Securities Portfolio    Farmer's Life Insurance Co. 3003 77th Ave S.E.           7,730,341    31.26
                                           Mercer Island, WA 98040

Scudder Government Securities Portfolio    Kemper Investor's Life Ins. Co., 1600 McConnor           5,738,973    23.21
                                           Parkway, Schaumburg, IL 60196

Scudder Government Securities Portfolio    Lincoln Choice Plus Benefit Life, 2920 South             1,497,894     6.05
                                           84th Street, Lincoln, NE 68506

Scudder Growth Portfolio                   Kemper Investor's Life Ins. Co., 1600 McConnor          12,183,463    61.14
                                           Parkway, Schaumburg, IL 60196

Scudder Growth Portfolio                   Allmerica Life Ins. Co. 440 Lincoln Street,              5,059,125    25.39
                                           Worcester, MA 01653

Scudder Growth Portfolio                   Farmer's Life Insurance Co. 3003 77th Ave S.E.           2,287,894    11.48
                                           Mercer Island, WA 98040

Scudder High Yield Portfolio               Allmerica Life Ins. Co. 440 Lincoln Street,             17,231,696    41.88
                                           Worcester, MA 01653

Scudder High Yield Portfolio               Farmer's Life Insurance Co. 3003 77th Ave S.E.           7,243,816    17.60


                                       62

Portfolio Name                                                   Owner                          # of shares       %
--------------                                                   -----                          -----------       -
                                           Mercer Island, WA 98040

Scudder Investment Grade Bond Portfolio    Allmerica Life Ins. Co. 440 Lincoln Street,              5,784,517    49.77
                                           Worcester, MA 01653

Scudder Investment Grade Bond Portfolio    Farmer's Life Insurance Co. 3003 77th Ave S.E.           4,424,171    38.07
                                           Mercer Island, WA 98040

Scudder Investment Grade Bond Portfolio    Kemper Investor's Life Ins. Co., 1600 McConnor           1,237,921    10.64
                                           Parkway, Schaumburg, IL 60196

Scudder Money Market Portfolio             Farmer's Life Insurance Co. 3003 77th Ave S.E.         251,052,474    40.16
                                           Mercer Island, WA 98040

Scudder Money Market Portfolio             Allmerica Life Ins. Co. 440 Lincoln Street,            239,983,814    38.39
                                           Worcester, MA 01653

Scudder Money Market Portfolio             Kemper Investor's Life Ins. Co., 1600 McConnor         170,440,261    27.26
                                           Parkway, Schaumburg, IL 60196

Scudder Small Cap Growth Portfolio         Kemper Investor's Life Ins. Co., 1600 McConnor           7,262,304    40.11
                                           Parkway, Schaumburg, IL 60196

Scudder Small Cap Growth Portfolio         Allmerica Life Ins. Co. 440 Lincoln Street,              5,428,580    29.98
                                           Worcester, MA 01653

Scudder Small Cap Growth Portfolio         Farmer's Life Insurance Co. 3003 77th Ave S.E.           4,786,132    26.43
                                           Mercer Island, WA 98040

Scudder Technology Growth Portfolio        Farmer's Life Insurance Co. 3003 77th Ave S.E.          23,074,332    60.09
                                           Mercer Island, WA 98040

Scudder Technology Growth Portfolio        Allmerica Life Ins. Co. 440 Lincoln Street,             13,618,863    35.96
                                           Worcester, MA 01653

Scudder Total Return Portfolio             Kemper Investor's Life Ins. Co., 1600 McConnor          20,401,032    53.46
                                           Parkway, Schaumburg, IL 60196

Scudder Total Return Portfolio             Allmerica Life Ins. Co. 440 Lincoln Street,             12,621,418    33.07
                                           Worcester, MA 01653

Scudder Total Return Portfolio             Farmer's Life Insurance Co. 3003 77th Ave S.E.           4,841,288    12.68
                                           Mercer Island, WA 98040

SVS Dreman Financial Services Portfolio    Allmerica Life Ins. Co. 440 Lincoln Street,              5,603,765    51.66
                                           Worcester, MA 01653

SVS Dreman Financial Services Portfolio    Farmer's Life Insurance Co. 3003 77th Ave S.E.           4,788,716    44.15
                                           Mercer Island, WA 98040

SVS Dreman High Return Equity              Farmer's Life Insurance Co. 3003 77th Ave S.E.          25,939,152    62.21
                                           Mercer Island, WA 98040

SVS Dreman High Return Equity              Allmerica Life Ins. Co. 440 Lincoln Street,             13,732,387    33.64
                                           Worcester, MA 01653



                                       63

Portfolio Name                                                   Owner                          # of shares       %
--------------                                                   -----                          -----------       -

SVS Dreman Small Cap Value Portfolio       Farmer's Life Insurance Co. 3003 77th Ave S.E.           6,074,311    33.55
                                           Mercer Island, WA 98040

SVS Dreman Small Cap Value Portfolio       Allmerica Life Ins. Co. 440 Lincoln Street,              5,416,710    29.91
                                           Worcester, MA 01653

SVS Dreman Small Cap Value Portfolio       Kemper Investor's Life Ins. Co., 1600 McConnor           2,560,430    14.14
                                           Parkway, Schaumburg, IL 60196

SVS Focus Value+Growth Portfolio           Allmerica Life Ins. Co. 440 Lincoln Street,              6,526,620    61.08
                                           Worcester, MA 01653

SVS Focus Value+Growth Portfolio           Farmer's Life Insurance Co. 3003 77th Ave S.E.           2,058,069    19.26
                                           Mercer Island, WA 98040

SVS Focus Value+Growth Portfolio           Kemper Investor's Life Ins. Co., 1600 McConnor           1,904,198    17.82
                                           Parkway, Schaumburg, IL 60196

SVS Janus Growth And Income Portfolio      Farmer's Life Insurance Co. 3003 77th Ave S.E.          11,685,180    59.35
                                           Mercer Island, WA 98040

SVS Janus Growth And Income Portfolio      Allmerica Life Ins. Co. 440 Lincoln Street,              7,554,813    38.32
                                           Worcester, MA 01653

SVS Janus Growth Opportunities Portfolio   Farmer's Life Insurance Co. 3003 77th Ave S.E.          11,944,774    57.44
                                           Mercer Island, WA 98040

SVS Janus Growth Opportunities Portfolio   Allmerica Life Ins. Co. 440 Lincoln Street,              8,380,748    40.30
                                           Worcester, MA 01653

SVS Index 500 Portfolio                    Farmer's Life Insurance Co. 3003 77th Ave S.E.          17,000,199    66.67
                                           Mercer Island, WA 98040

SVS Index 500 Portfolio                    Allmerica Life Ins. Co. 440 Lincoln Street,              7,829,432    30.70
                                           Worcester, MA 01653

Scudder International Select Equity        Kemper Investor's Life Ins. Co., 1600 McConnor           6,342,819    47.97
Portfolio                                  Parkway, Schaumburg, IL 60196

Scudder International Select Equity        Allmerica Life Ins. Co. 440 Lincoln Street,              5,091,781    38.51
Portfolio                                  Worcester, MA 01653

Scudder International Select Equity        Farmer's Life Insurance Co. 3003 77th Ave S.E.           1,566,467    11.84
Portfolio                                  Mercer Island, WA 98040

Scudder New Europe Portfolio               Farmer's Life Insurance Co. 3003 77th Ave S.E.           2,382,125    66.53
                                           Mercer Island, WA 98040

Scudder New Europe Portfolio               Allmerica Life Ins. Co. 440 Lincoln Street,              1,043,934    29.14
                                           Worcester, MA 01653

Scudder Strategic Income Portfolio         Farmer's Life Insurance Co. 3003 77th Ave S.E.           1,057,494    52.63
                                           Mercer Island, WA 98040



                                       64

Portfolio Name                                                   Owner                          # of shares       %
--------------                                                   -----                          -----------       -

Scudder Strategic Income Portfolio         Allmerica Life Ins. Co. 440 Lincoln Street,                818,922    40.75
                                           Worcester, MA 01653

SVS INVESCO Dynamic Growth Portfolio       Farmer's Life Insurance Co. 3003 77th Ave S.E.           2,234,808    85.15
                                           Mercer Island, WA 98040

SVS INVESCO Dynamic Growth Portfolio       Allmerica Life Ins. Co. 440 Lincoln Street,                269,936    10.28
                                           Worcester, MA 01653 who may be deemed to be the
                                           beneficial owner of such shares.

SVS Eagle Focused Large Cap Growth         Farmer's Life Insurance Co. 3003 77th Ave S.E.           4,001,927    63.67
Portfolio                                  Mercer Island, WA 98040

SVS Eagle Focused Large Cap Growth         Allmerica Life Ins. Co. 440 Lincoln Street,              2,118,437    33.70
Portfolio                                  Worcester, MA 01653

SVS Turner Mid Cap Growth Portfolio        Allmerica Life Ins. Co. 440 Lincoln Street,                717,347    13.29
                                           Worcester, MA 01653

SVS Turner Mid Cap Growth Portfolio        Farmer's Life Insurance Co. 3003 77th Ave S.E.           4,605,283    85.37
                                           Mercer Island, WA 98040

SVS Oak Strategic Equity Portfolio         Allmerica Life Ins. Co. 440 Lincoln Street,                996,022    17.34
                                           Worcester, MA 01653

SVS Oak Strategic Equity Portfolio         Farmer's Life Insurance Co. 3003 77th Ave S.E.           4,663,368    81.22
                                           Mercer Island, WA 98040

SVS Davis Venture Value Portfolio          Farmer's Life Insurance Co. 3003 77th Ave S.E.           9,206,136    80.99
                                           Mercer Island, WA 98040

SVS Davis Venture Value Portfolio          Allmerica Life Ins. Co. 440 Lincoln Street,              2,068,584    18.19
                                           Worcester, MA 01653


                      COMPENSATION OF OFFICERS AND TRUSTEES

The Non-interested Trustees receive from the Fund a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other Scudder funds. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, Trustees, employees or stockholders of the Advisor and participate in the fees paid to that firm, although the Fund does not make any direct payments to them. Trustees and officers of the Fund who are Interested Persons receive no compensation from the Fund. The Non-interested Trustees are not entitled to benefits under any Fund pension or retirement plan. The Board of Trustees of the Fund established a deferred compensation plan for the Non-interested Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Non-interested Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Mr. Dunaway (previously) and Mr. Edgar (currently) have elected to defer at least a portion of their fees. The equivalent Shadow Shares are reflected above in the table describing the Trustee's share ownership.

The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the Scudder funds as a group during calendar year 2001.

                                     Compensation from Scudder        Total Compensation
         Name of Trustee                 Variable Series II*        Paid to Trustees^(1)^(2)
         ---------------                 -------------------        ----------------


John W. Ballantine**                           $4,530                    $183,980
Lewis A. Burnham**                             $3,940                    $169,290
Donald L. Dunaway** ^(3)                       $4,020                    $181,430
James R. Edgar^(4)                            $43,019                    $200,660
Robert B. Hoffman**                            $3,650                    $159,880
Shirley D. Peterson** ^(5)                     $5,750                    $189,830
Fred B. Renwick                               $45,076                    $214,990
William P. Sommers**                           $4,300                    $183,300
John G. Weithers                              $41,605                    $206,000


* Scudder Variable Series II consisted of 27 portfolios as of December 31, 2001.

** Newly elected Trustee effective July 2001.

^(1) Aggregate compensation reflects amounts paid to the Non-interested Trustees for numerous special meetings in connection with the sale of the Advisor to Deutsche Bank. Such amounts totaled $10,340 for each Trustee. These meeting fees were borne by the Advisor.

^(2)     Includes    compensation    for   service   on   the   boards   of   33
         trusts/corporations comprised of 85 fund portfolios.

^(3) Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor.

^(4) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Mr. Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Mr. Edgar are $9,509.53.

^(5) Ms. Peterson received an additional amount of $18,960 in annual retainer fees in her role as Lead Director.


                      FUND ORGANIZATION AND CAPITALIZATION

The Fund was organized as a business trust under the laws of Massachusetts on January 22, 1987. On May 1, 1997, the Fund changed its name from "Kemper Investors Fund" to "Investors Fund Series," on May 1, 1999 the Fund changed its name from "Investors Fund Series" to "Kemper Variable Series" and on May 1, 2001, the Fund changed its name from "Kemper Variable Series" to "Scudder Variable Series II." The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a "series company." Currently, each Portfolio (except Scudder New Europe Portfolio and Scudder Strategic Income Portfolio, which do not offer separate classes of shares) offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio's Class B shares have separate and exclusive voting rights with respect to the Portfolios' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights.

Information about the Portfolios' investment performance is contained in the Fund's 2001 Annual Report to Shareholders, which may be obtained without charge from the Fund or from Participating Insurance Companies which offer the Portfolios.

Shareholder inquiries should be made by writing the Fund at the address shown on the front cover or from Participating Insurance Companies which offer the Portfolios.

The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the 1940 Act; (c) any termination of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The Board may, at any time, terminate a Portfolio without shareholder approval.

Under current interpretations of the 1940 Act, the Fund expects that Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DeIM remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Trust to purchase insurance against certain liabilities on behalf of the Trustees.


                             ADDITIONAL INFORMATION

Other Information

The CUSIP number for each Portfolio is as follows:

                                                              Class A                    Class B
                                                              -------                    -------

Scudder Aggressive Growth Portfolio                           81123X-695                 81123X-646
Scudder Blue Chip Portfolio                                   81123X-869                 81123X-638
Scudder Contrarian Value Portfolio                            81123X-836                 81123X-620
Scudder Global Blue Chip Portfolio                            81123X-828                 81123X-612
Scudder Government Securities Portfolio                       81123X-406                 81123X-596
Scudder Growth Portfolio                                      81123X-786                 81123X-588
Scudder High Yield Portfolio                                  81123X-604                 81123X-570
Scudder International Select Equity Portfolio                 81123X-844                 81123X-562
Scudder Investment Grade Bond Portfolio                       81123X-505                 81123X-331
Scudder Money Market Portfolio                                81123X-109                 81123X-554


                                       67

                                                              Class A                    Class B
                                                              -------                    -------

Scudder New Europe Portfolio                                  81123X-810                 N/A
Scudder Small Cap Growth Portfolio                            81123X-745                 81123X-547
Scudder Strategic Income Portfolio                            81123X-794                 N/A
Scudder Technology Growth Portfolio                           81123X-752                 81123X-521
Scudder Total Return Portfolio                                81123X-703                 81123X-513
SVS Dreman Financial Services Portfolio                       81123X-307                 81123X-489
SVS Dreman High Return Equity Portfolio                       81123X-208                 81123X-471
SVS Dreman Small Cap Value Portfolio                          81123X-778                 81123X-539
SVS INVESCO Dynamic Growth Portfolio                          81123X-687                 81123X-497
SVS Eagle Focused Large Cap Growth Portfolio                  81123X-877                 81123X-455
SVS Focus Value+Growth Portfolio                              81123X-760                 81123X-463
SVS Janus Growth And Income Portfolio                         81123X-802                 81123X-448
SVS Janus Growth Opportunities Portfolio                      81123X-885                 81123X-430
SVS Index 500 Portfolio                                       81123X-851                 81123X-422
SVS Turner Mid Cap Growth Portfolio                           81123X-679                 81123X-414
SVS Oak Strategic Equity Portfolio                            81123X-661                 81123X-398
SVS Davis Venture Value Portfolio                             81123X-653                 81123X-380
SVS MFS Strategic Value Portfolio                             81123X-356                 81123X-349

The Fund has a fiscal year ending December 31.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.


                              FINANCIAL STATEMENTS

Because the Class B shares of each Portfolio are newly offered, there is no financial information available as of the date of this Statement of Additional Information.

The financial statements, including the investment portfolios of each Portfolio's Class A shares, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated December 31, 2001 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                                    APPENDIX

COMMERCIAL PAPER RATINGS

A-1, A-2 and Prime-1, Prime-2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

CORPORATE BONDS

Standard & Poor's Ratings Services Bond Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable


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margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


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